                                                        ------------------------
                                                        OMB APPROVAL
                                                        ------------------------
                                                        OMB Number: 3235-0570
                                                        Expires: Nov. 30, 2005
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                                                        hours per response: 5.0
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-03459

                            Penn Series Funds, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                600 Dresher Road
                               Horsham, PA 19044
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                  Jill Bukata
                             Penn Series Funds, Inc.
                                600 Dresher Road
                                Horsham, PA 19044
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code: (215) 956-8256

Date of fiscal year end: December 31

Date of reporting period: June 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.

REPORTS TO SHAREHOLDERS.

Dear Investor:

I am pleased to bring you the following commentary on the first half of 2005 and thank you for your continuing affiliation with The Penn Mutual Life Insurance Company. Also, please remember that regardless of what the markets bring, short-term performance changes should not distract you from your long-term financial plan, and now may be an opportune time for you to review your portfolio with your investment professional to make sure that your asset allocation remains on target.

STOCKS fluctuated during the period, struggling to digest conflicting market and economic reports. Investor's concern appeared to be focused on the Federal Reserve's ongoing campaign to raise short-term interest rates, high energy and commodity prices, and troubling data on inflation. In all, stocks had a general inability to sustain any momentum. The broad U.S. stock market, as measured by the Dow Jones Wilshire 5000 Index, returned 0.02 percent for the six-month period ending June 30.

Generally, large-capitalization stocks performed better during the period than did small-cap stocks. Large-cap stocks as measured by the Russell 1000 Index returned 0.11 percent, while small cap stocks as measured by the Russell 2000 Index returned -1.25 percent. Value-oriented-stocks outpaced growth-oriented stocks.

INTERNATIONAL MARKETS outperformed the U.S. market on a local (international) currency basis. However, these gains were largely offset by the strength of the U.S. dollar. For example, the MSCI EAFE Index was up approximately 5 percent in local currency terms, but when this gain was converted back to the U.S. dollar, the index returned -0.85 percent for the six months ending June 30. Emerging Market stocks continued to outperform developed countries, returning 4.24 percent as measured by the MSCI Emerging Markets Free Index.

FIXED INCOME SECURITIES MARKET performance provided a "conundrum" for the Federal Reserve as the continued hikes in the Federal Funds rate over the first half of the year, cumulating to 100 basis points, led to a rally in bond market prices. This odd development came from the assumption that the economy was likely to slow down and that inflation was contained. In addition, foreign central bank reinvestment of foreign exchange reserves back into U.S. Treasuries also helped to lower yields over the course of the first six months of the year. Year to date, the yield on the U.S. treasury ten year security fell by 30 basis points. In general, the longer the maturity the better the fixed instrument performed so far in 2005.

For the six-months ending June 30, 2005, Investment grade bonds, as measured by the Citigroup Broad Investment Grade Bond Index, returned 2.61 percent. The Credit Suisse First Boston High Yield Bond Index returned 0.77 percent.

Once again, we thank you for the privilege of serving your financial needs. For more information on how Penn Mutual can be of assistance, please contact your sales representative.


Sincerely,

/s/ Peter M. Sherman

Peter M. Sherman
CHIEF INVESTMENT OFFICER
The Penn Mutual Life Insurance Company
PRESIDENT
Penn Series Funds, Inc.

TABLE OF CONTENTS

PENN SERIES FUNDS SEMI-ANNUAL REPORT
   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
     Limited Maturity Bond Fund                                            2

     Quality Bond Fund                                                     3

     High Yield Bond Fund                                                  4

     Flexibly Managed Fund                                                 5

     Growth Stock Fund                                                     6

     Large Cap Value Fund                                                  7

     Large Cap Growth Fund                                                 8

     Index 500 Fund                                                        9

     Mid Cap Growth Fund                                                   10

     Mid Cap Value Fund                                                    11

     Strategic Value Fund                                                  12

     Small Cap Growth Fund                                                 13

     Small Cap Value Fund                                                  14

     International Equity Fund                                             15

     REIT Fund                                                             16

   IMPORTANT INFORMATION ABOUT FUND EXPENSES                               17

   STATEMENTS OF NET ASSETS                                                19

   STATEMENTS OF ASSETS AND LIABILITIES                                    64

   STATEMENTS OF OPERATIONS                                                66

   STATEMENTS OF CHANGES IN NET ASSETS                                     68

   FINANCIAL HIGHLIGHTS                                                    72

   NOTES TO FINANCIAL STATEMENTS                                           80

   DISCLOSURE OF PORTFOLIO HOLDINGS                                        91

   VOTING PROXIES ON FUND PORTFOLIO SECURITIES                             91

   BOARD APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS       92

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SEMI-ANNUAL REPORT

   Balanced Portfolio

FIDELITY VARIABLE INSURANCE PRODUCTS SEMI-ANNUAL REPORT

   Growth Portfolio

   Equity-Income Portfolio

   Asset Manager Portfolio

MORGAN STANLEY UNIVERSAL INSTITUTIONAL FUNDS, INC. SEMI-ANNUAL REPORT

   Emerging Markets Equity Portfolio

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

LIMITED MATURITY BOND FUND

The Penn Series Limited Maturity Bond Fund returned 1.05% for the six-month period ending June 30, 2005, compared to the 1.05% return for its benchmark, the Citigroup Treasury/Agency 1-5 yr Bond Index.

Performance for the Limited Maturity Bond Fund was in-line with the Index for the first half of 2005. The Fund has also performed well when compared to its peer group. For the first half of 2005 the Fund is ranked 130 out of 369 comparable funds. For the past three years the Limited Maturity Bond Fund is ranked 91 out of the 298 funds in the Morningstar average and for the past five years the Fund is ranked 71 out of 265 funds.

The performance of the Fund versus the Index was aided due to the mortgage and asset backed securities (ABS) having a higher yield and spread tightening during the first half of 2005. The Fund owned several types of ABS including; credit cards, rate reduction bonds, and manufactured housing. The Fund also owns "AAA" rated Commercial Mortgage Backed Securities (CMBS). In place of agency securities the Fund owns agency mortgage backed securities (MBS). ABS, CMBS and MBS securities provided better returns when compared to agency securities, due to higher yields and spreads tightening. During 2005 mortgage backed securities outperformed straight agency debentures due to the additional yield of mortgage backed securities as a result of stabilizing prepayment speeds.

The Fund's performance versus the index was reduced by its short duration positioning during the first half of 2005. The Citigroup 1-5 year
Treasury/Agency Index duration was 2.39 years as of June 30, 2005 compared to
1.11 years for the Limited Maturity Bond Fund.

The Fund also benefited by opportunistically taking advantage of fluctuations in the bond market in order to increase or decrease its interest rate exposure.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER

PORTFOLIO COMPOSITION AS OF 6/30/05

                                             PERCENT OF
                SECTOR                       NET ASSETS
                ------                       ----------
U.S. Treasury/Agency Obligations                38.5%
Residential Mortgage Backed                     34.6%
Commercial Mortgage Obligations                 12.7%
Asset Backed                                     6.2%
Cash Reserves                                    8.0%
                                             ----------
Total                                          100.0%

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

QUALITY BOND FUND

The Penn Series Quality Bond Fund returned 1.71% for the six-month period ending June 30, 2005, compared to the 2.61% return for its benchmark, the Citigroup Broad Investment Grade Index.

The yield curve flattened sharply in the first half of 2005; with the longer term maturity yields falling by a significant amount. This occurred even as the Federal Reserve continued to raise the Federal Funds rate to 3.25% by June 30, up from 2.25% at year-end. While the short-term maturity yields sold off moderately, we were surprised by the degree of the rally in the long end of the yield curve. Simply put, duration in the Penn Series Quality Bond Fund was too low to keep up with the averages in the bond rally. In addition, several of our long corporate credits widened in this period, contributing to the relative underperformance.

The bond market rallied based on the belief that the economy was in the process of sharply slowing and that the Federal Reserve would soon end its tightening process. The economy did indeed slow but not to the extent the bond bulls had expected. Estimates of the second quarter appear to be in the range of 3.5%, a decline of only 0.3% from the first quarter growth of 3.8% and the 4.0 % average of the previous seven quarters. We believe the economy is healthier than the bond market gives credit. In turn, we expect the Federal Reserve will continue to raise the Federal Funds rate and tighten monetary policy through most of this year. Should this occur as expected and the Federal Funds rate reaches 4.00% or higher by year-end, market based yields would almost assuredly rise from June 30 levels. The only way they would not is if economic data showed significant weakness, something we have not seen much of and do not expect in 2005.

We plan on maintaining the Fund's defensive duration position into the second half of the year until we see more significant slowing in the economy.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER

PORTFOLIO COMPOSITION AS OF 6/30/05

                                             PERCENT OF
                SECTOR                       NET ASSETS
                ------                       ----------
U.S. Treasury/Agency Obligations                66.4%
Collateralized Mortgage Obligations             10.4%
Corporate                                        8.1%
Asset Backed                                     7.3%
Cash Reserves                                    7.8%
                                             ----------
Total                                          100.0%

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

HIGH YIELD BOND FUND

The Penn Series High Yield Bond Fund returned 0.38% for six-month period ending June 30, 2005, compared to the 0.77% return for its benchmark, the CSFB High Yield Bond Index.

Our focus during the first half of 2005 involved purchasing fallen angels. We added to our holdings in General Motors and also initiated a meaningful position in Ford. In both cases we bought bonds issued by the companies' finance subsidiaries, General Motors Acceptance Corporation and Ford Motor Credit. Both companies' securities traded up sharply in the final weeks of the second quarter.

Our portfolios continue to overweight in income generating B-rated issues that limit interest rate risk. We were overweight these issues versus the index throughout the period, which aided relative returns. We also benefited from our overweight in the Wireless Communications sector, which outperformed.

Being overweight in the Aerospace sector, which posted a sharp loss for the first half, hurt us. Being underweight in the Financial and Utility sectors, both of which outperformed, also detracted from relative results.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
T. ROWE PRICE ASSOCIATES, INC.
INVESTMENT SUB-ADVISER

PORTFOLIO COMPOSITION AS OF 6/30/05

                                             PERCENT OF
              SECTOR                         NET ASSETS
              ------                         ----------
Corporate Bonds                                 94.1%
Common Stocks                                    3.4%
Preferred Stocks                                 0.4%
Cash Reserves                                    2.1%
                                             ----------
Total                                          100.0%

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FLEXIBLY MANAGED FUND

The Penn Series Flexibly Managed Fund returned 1.16% for the six-month period ending June 30, 2005, compared to the -0.81% return for its benchmark, the S&P 500 Index.

The portfolio's information technology exposures had a favorable impact on performance due to an underweight position and good stock selection. Semiconductor manufacturer Texas Instruments was a major contributor to relative results. The company benefited from improving investor sentiment toward semiconductor names in general and evidence of slowly improving demand trends in backlog and orders for the industry.

An overweight position and stock selection in utilities was another source of relative strength as this sector was one of the best performers in the index. Electricity prices increased, margins expanded, and companies improved their free cash flow during the quarter. FirstEnergy and Duke Power were top contributors to both absolute and relative performance.

Security selection and an overweight position drove outperformance in the energy sector. Oil prices have risen sharply over the past year as demand for oil has increased and concerns emerged about limited refining capacity and the adequacy of global surplus capacity. Amerada Hess, Murphy Oil, and Imperial Oil were names that significantly benefited both absolute and relative performance during this period.

In the financials sector, security selection added value. Notable contributors were insurance companies Assurant, Prudential, and Genworth Financial. Lehman Brothers, an investment bank and capital markets firm, was another top performer in the group.

While the portfolio outperformed its benchmark, there were pockets of weakness. For example, security selection and an underweight in the health care sector detracted. The portfolio's exposure to convertible securities also weighed on performance versus the index.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
T. ROWE PRICE ASSOCIATES, INC.
INVESTMENT SUB-ADVISER

PORTFOLIO COMPOSITION AS OF 6/30/05

                                             PERCENT OF
               SECTOR                        NET ASSETS
               ------                        ----------
Financials                                      16.3%
Consumer Discretionary                          15.2%
Health Care                                     11.5%
Materials                                       11.1%
Information Technology                           9.6%
Energy                                           7.6%
Industrial & Business Services                   7.4%
Consumer Staples                                 6.3%
Utilities                                        6.0%
Telecommunication Services                       3.7%
Bonds                                            1.2%
Cash Reserves                                    4.1%
                                             ----------
Total                                          100.0%

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

GROWTH STOCK FUND

The Penn Series Growth Stock Fund returned -1.30% for the six-month period ending June 30, 2005, compared to the -1.72% return for its benchmark, the Russell 1000 Growth Index.

The information technology sector had a significant impact on the Fund during the period. In May, technology climbed nine percent, which contributed meaningfully to the portfolio's second-quarter rebound. However, this strong showing could not offset losses from earlier in the year and technology remained a weak sector for the period on an absolute basis. Fortunately, good stock selection in the communications equipment, computers & peripherals, and internet services industries made solid contributions to our out-performance.

The portfolio also had relatively good stock choices in the materials and financials sectors. In materials, selected metals and mining stocks such as Nucor were very strong contributors. We eventually took profits on these holdings as commodity prices seemed to top out. The financials sector improved significantly at the end of the period despite ongoing hikes in interest rates; investors were drawn by rising merger and acquisition activity and the anticipated end of the Fed's tightening program. Our positioning in diversified financials, thrifts & mortgage, and capital market stocks like Ameritrade led our relative results.

Energy stocks were a mixed bag for the portfolio, as our chosen holdings performed well but still fell behind the benchmark averages. The outcome was also mixed in health care, where relative gains in biotechnology and services were wiped out by poor results in pharmaceuticals. Pharmaceutical Elan, for example, sank when its multiple sclerosis drug Tysabri was linked to potentially fatal side effects. Consumer stocks and several large industrial conglomerates, such as Tyco International, also detracted from results.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
T. ROWE PRICE ASSOCIATES, INC.
INVESTMENT SUB-ADVISER

PORTFOLIO COMPOSITION AS OF 6/30/05

                                             PERCENT OF
              SECTOR                         NET ASSETS
              ------                         ----------
Information Technology                          24.1%
Financials                                      18.5%
Consumer Discretionary                          18.4%
Health Care                                     13.0%
Industrials & Business Services                  8.0%
Consumer Staples                                 6.0%
Energy                                           5.0%
Telecommunication Services                       3.3%
Materials                                        1.2%
Cash Reserves                                    2.5%
                                             ----------
Total                                          100.0%

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

LARGE CAP VALUE FUND

The Penn Series Large Cap Value Fund returned -3.20% for the six-month period ending June 30, 2005, compared to the 1.76% return for its benchmark, the Russell 1000 Value Index.

Stock selection within the producer durables sector detracted from performance relative to the Fund's benchmark. Stocks within this sector were negatively affected due to the impact of high energy costs and concerns among some about a possible economic slowdown. These concerns are reflected in stock prices and are somewhat overdone. Early in the year, Deere met profit expectations, but concerns, which we do not embrace, arose about the sustainability of current strong farm equipment sales. Xerox did not meet first quarter profit expectations due to declines in equipment sales, but recovered recently on analyst upgrades. Within the utilities sector, Comcast hurt performance as shares fell early in the second quarter due to a lowered earnings forecast and the acquisition of Adelphia. In addition, the portfolio's overweight within the materials and processing sector and underweight within the integrated oils sector, relative to the index, hurt performance.

Stock selection within the technology sector contributed positively to performance during the period. Apple Computer and Motorola both experienced strong product sales. Stock selection within the auto and transportation sector also helped performance relative to the benchmark where the portfolio avoided the worst falls of the autos during the middle of the period.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
LORD, ABBETT & CO. LLC
INVESTMENT SUB-ADVISER

PORTFOLIO COMPOSITION AS OF 6/30/05

                                             PERCENT OF
              SECTOR                         NET ASSETS
              ------                         ----------
Health Care                                    16.0%
Financial Services                             13.0%
Consumer Staples                               10.0%
Materials & Processing                         10.0%
Consumer Discretionary                          8.0%
Producer Durables                               7.0%
Technology                                      7.0%
Integrated Oils                                 6.0%
Utilities                                       6.0%
Energy                                          4.0%
Autos & Transportation                          2.0%
Other                                           6.8%
Cash Reserves                                   4.2%
                                             ----------
Total                                          100.0%

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

LARGE CAP GROWTH FUND

The Penn Series Large Cap Growth Fund returned -4.09% for the six-month period ending June 30, 2005, compared to the -1.72% return for its benchmark, the Russell 1000 Growth Index.

Over the first half of the year, Energy led all market sector performers followed by Utilities and Health Care. These were the only sectors to achieve positive gains over the period. The Materials, Consumer Discretionary and Technology sectors led the decliners.

The Fund's lack of exposure to the top performing Energy and Utility sectors had the most negative impact on the Fund's performance over the first half of the year. These slow growth sectors have performed well since the market bottom in October of 2002, a period of leadership for Value stocks in general. During a period of Growth stock leadership, these sectors can be expected to under perform.

The Consumer Discretionary and Industrial Sectors also had a negative impact on performance. Among our Consumer Discretionary holdings, Harley Davidson and Starbucks led the decliners within this sector. Not all Consumer Discretionary stocks performed poorly however, as Kohls Corp contributed positively to performance. The Fund's Industrial holdings all underperformed the market sector return, with Southwest Airlines and Illinois Tool Works contributing to the decline.

Positives for the first half came from the Health Care and Technology Sectors. The Fund benefited from an overweight allocation in Health Care, along with the return in Gilead Sciences, which was added to the Fund in March. The Fund outperformed the Technology Sector due to strong returns in Texas Instruments and Intel Corp.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
ABN AMRO ASSET MANAGEMENT, INC.
INVESTMENT SUB-ADVISER

PORTFOLIO COMPOSITION AS OF 6/30/05

                                             PERCENT OF
              SECTOR                         NET ASSETS
              ------                         ----------
Technology                                     23.8%
Consumer Discretionary                         20.4%
Finance                                        15.9%
Health Care                                    15.9%
Industrials                                    14.1%
Consumer Staples                                5.4%
Basic Materials                                 4.5%
                                             ----------
Total                                         100.0%

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

INDEX 500 FUND

The Penn Series Index 500 Fund returned -1.08% for the six-month period ending June 30, 2005, compared to the -0.81% return for its benchmark, the S&P 500 Index.

Investor confidence in the U.S. stock market was rebounding nicely in December 2004 with a late year rally and things looked positive going into 2005. The party was spoiled as the price of oil began to rise again in January, dropping stocks during the first week of trading and setting the tone for what was to be a challenging quarter. Equity players quickly became skeptical that the year-end rally would return and consequently moved money to the sidelines. Uncertainty over rising energy prices, an increasing federal deficit, and a weak U.S. dollar became large concerns for investors. Unfortunately, these factors overshadowed the underlying positive traction that economists saw in growth and lower unemployment.

The second quarter brought much the same range-bound trading that had frustrated investors in the past. However, very positive earnings announcements combined with continued strong economic data began to catch the interest of investors. Companies proceeded to improve their balance sheets by reducing debt loads, increasing share buybacks and increasing dividend payouts. Economically, unemployment continued to drop while growth and consumer confidence were on the rise. These combined to spark a breakout rally in the S&P 500 Index from its April low through the end of the second quarter. Investor confidence was finally validated. The S&P 500 Index did give back a portion of these gains, but it still managed a positive return for the quarter.

Going into the second half of 2005, investors seem more concentrated on fundamental earnings and economic factors rather than oil prices and the Iraqi conflict, a strategy that will bode well for stocks throughout the year. Market tone seems increasingly upbeat and Federal Reserve Chairman Alan Greenspan continues to confirm that current GDP growth is sustainable, but inflation is still a threat. In conclusion, we expect the market to continue building on the positive course set in the second quarter.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
WELLS CAPITAL MANAGEMENT INCORPORATED
INVESTMENT SUB-ADVISER

PORTFOLIO COMPOSITION AS OF 6/30/05

                                             PERCENT OF
              SECTOR                         NET ASSETS
              ------                         ----------
Financials                                      20.3%
Technology                                      15.1%
Healthcare                                      13.4%
Consumer Discretionary                          11.4%
Industrials                                     11.2%
Consumer Staples                                10.1%
Energy                                           8.8%
Utilities                                        3.5%
Telecommunications                               3.2%
Materials & Processing                           3.0%
                                             ----------
Total                                          100.0%

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

MID CAP GROWTH FUND

The Penn Series Mid Cap Growth Fund returned 1.13% for the six-month period ending June 30, 2005, compared to the 1.70% return for its benchmark, the Russell Mid Cap Growth Index.

Overall six of the portfolio's 10 sector positions beat their corresponding index sectors. Contributing the most to performance were growth-oriented holdings in the consumer discretionary sector. Holdings in the energy and financial services sectors also had a positive impact on performance. Apparel/footwear retail, oil & gas production, information technology services and wireless telecommunication stocks did especially well.

Detracting from performance most was our weighting in the healthcare sector. Stocks that fared relatively poorly included holdings in the biotechnology and pharmaceutical industries. Also detracting from performance were holdings in the producer durables sector. Stocks in the aerospace & defense, telecommunications equipment and electronic production equipment industries had a negative impact on performance.

As always, the Fund is emphasizing stocks that we think have the strongest prospective earnings power: stocks of companies in the Internet, health and wellness, brokerage, financial-transaction-processing, biotechnology, medical-products, software, data-security, semiconductor, and wireless industries.

As of the end of June 2005, the broader stock market as measured by the S&P 500 Index was down for the year-to-date, but we don't think it will stay down for all of 2005. We don't anticipate any sort of major cathartic event will take place to push the market into positive territory. What we do think will happen is that more investors will gradually realize that stocks are reasonably valued, especially in relation to bonds, and that earnings should be reasonably good. We've seen a trend over the past several quarters of companies exceeding Wall Street's earnings expectations. Those expectations have been modest and thus capable of continuing to be exceeded. If earnings keep coming in above the targets, then we think the market should respond positively, as it has in the past. However, keep in mind that historical trends are no guarantee to positive returns.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
TURNER INVESTMENT PARTNERS, INC.
INVESTMENT SUB-ADVISER

PORTFOLIO COMPOSITION AS OF 6/30/05

                                             PERCENT OF
              SECTOR                         NET ASSETS
              ------                         ----------
Consumer Discretionary                         23.9%
Health Care                                    18.6%
Technology                                     17.6%
Financial Services                             12.1%
Producer Durables                              10.0%
Energy                                          5.5%
Materials & Processing                          4.6%
Utilities/Communications                        3.5%
Consumer Staples                                2.5%
Autos & Transportation                          1.7%
                                             ----------
Total                                          100.0%

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

MID CAP VALUE FUND

The Penn Series Mid Cap Value Fund returned 3.41% for the six-month period ending June 30, 2005, compared to the 5.51% return for its benchmark, the Russell Mid Cap Value Index.

On a sector performance basis, holdings within Health Care and Energy made the largest contributions to the portfolio's total return. Information Technology and Consumer Staples contributed as well. Portfolio holdings within Consumer Discretionary, Industrials and Financials detracted from total return. Relative to its benchmark, the Penn Series Mid Cap Value Fund's selection of stocks within Health Care and Information Technology outperformed their index sector counterparts. Underperformance within the Consumer Discretionary and Financials sector, and very little exposure to Utilities, one of the highest-returning sectors in the Russell Mid Cap Value Index, resulted in the Fund's shortfall versus its benchmark.

On a stock-by-stock basis, we have made transactions in the portfolio that have increased our allocation to the Energy sector and given us some exposure to Materials and Utilities, two sectors to which the portfolio previously had no exposure. We sold some holdings within Financials and Consumer Discretionary, thereby decreasing our sector allocations; we remain overweight the latter sector but are now underweight the Russell Mid Cap Value Index in Financials.

Our philosophy remains consistent: we seek out high-quality companies with above-average businesses, superior management teams, strong balance sheets and high returns on equity and invested capital, and do not overpay for them. Portfolio characteristics remain similar as well, with lower price-to-earnings ratios than the market and our benchmark and higher overall margins and earnings growth. We remain a pure mid-cap fund, and believe we can continue to exploit the values that exist in the mid-cap space.

We are optimistic regarding our outlook for the economy and, especially, our portfolio. The economy and corporate earnings continue to grow, sidestepping roadblocks such as high oil prices and rising interest rates. We are confident in our portfolio of high-quality, attractively-valued holdings.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
NEUBERGER BERMAN MANAGEMENT INC.
INVESTMENT SUB-ADVISER

PORTFOLIO COMPOSITION AS OF 6/30/05

                                             PERCENT OF
              SECTOR                         NET ASSETS
              ------                         ----------
Consumer Discretionary                          30.2%
Financials                                      25.8%
Energy                                          20.6%
Industrials                                      7.4%
Health Care                                      6.9%
Information Technology                           3.9%
Consumer Staples                                 2.9%
Materials                                        1.3%
Utilities                                        1.0%
                                             ----------
Total                                          100.0%

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

STRATEGIC VALUE FUND

The Penn Series Strategic Value Fund returned 2.17% for the six-month period ending June 30, 2005, compared to the 5.51% return for its benchmark, the Russell Mid Cap Value Index.

Stock selection and an overweight sector weighting within the materials and processing sector combined to be the primary detractor to relative performance for the period. In particular, overweight positions within the paper, forest products and container industries hurt performance due to increased fears that a slower economy might lead to weakening demand for these products. The stock of Ball Corporation declined as analysts reduced forecasted earnings growth due to lower than expected demand for beverage cans.

Within technology, Avaya Inc. hurt performance after it warned that 2005 results will fall short of revenue targets due to slower U.S. telephony equipment sales and disruption from a recent European acquisition.

An overweight position within the strong performing energy sector - specifically, the overweight position within the oil well equipment industry - was the primary contributor to portfolio performance relative to the benchmark. During this reporting period, analysts raised earnings estimates for three portfolio holdings; Halliburton, GlobalSantaFe, and Pride International, Inc., as pricing for oilfield services continued to be strong.

Also, the underweight position within the financial services sector benefited performance relative to the benchmark.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
LORD, ABBETT & CO. LLC
INVESTMENT SUB-ADVISER

PORTFOLIO COMPOSITION AS OF 6/30/05

                                             PERCENT OF
              SECTOR                         NET ASSETS
              ------                         ----------
Consumer Discretionary                          20.0%
Materials & Processing                          17.2%
Financial Services                              13.0%
Utilities                                        9.0%
Energy                                           8.0%
Health Care                                      7.0%
Technology                                       7.0%
Producer Durables                                5.0%
Auto Transportation                              4.0%
Consumer Staples                                 3.0%
Cash Reserves                                    6.8%
                                             ----------
Total                                          100.0%

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

SMALL CAP GROWTH FUND

The Penn Series Small Cap Growth Fund returned -0.73% for the six-month period ending June 30, 2005, compared to the -3.58% return for its benchmark, the Russell 2000 Growth Index.

While fast growing small cap stocks were clearly favored towards the end of the first half of the year as investors looked aggressively for opportunities, the first half was marked by high volatility. Such environments have traditionally favored defensive stocks and larger and slower growing companies outperformed. The Penn Series Small Cap Growth Fund was concentrated in the fastest growing small cap companies, which contributed negatively to its return.

Although the Fund was heavily weighted in the technology and health care sectors, two of the worst performing sectors during the first quarter, the Fund showed better returns against the benchmark for the first half. This is mostly explained by positive stock selection returns provided by our bottom-up process.

With oil prices at record levels and expectations of more rate hikes by the Fed to come, there is yet much anxiety on how the economy will hold up. The upcoming earnings season should reveal if corporate profits, which have been remarkably resilient, can weather high oil prices and sustain the current economic expansion.

We are optimistic on the stock market for the second half of the year. Oil prices alone have not yet translated into higher overall prices and as we approach the end of the Fed's rate tightening, stocks could finally break out a prolonged rally.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
BJURMAN, BARRY & ASSOCIATES
INVESTMENT SUB-ADVISER

PORTFOLIO COMPOSITION AS OF 6/30/05

                                             PERCENT OF
              SECTOR                         NET ASSETS
              ------                         ----------
Health Care                                     31.3%
Electronic Technology                           25.6%
Commercial/Industrial Services                  14.9%
Consumer Services                                7.6%
Retail Trade                                     7.3%
Finance                                          3.3%
Basic Materials                                  2.8%
Producer Manufacturing                           2.6%
Consumer Non-Durables                            2.5%
Energy                                           1.4%
Consumer Durables                                0.7%
                                             ----------
Total                                          100.0%

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

SMALL CAP VALUE FUND

The Penn Series Small Cap Value Fund returned -1.89% for the six-month period ending June 30, 2005, compared to the 0.90% return for its benchmark, the Russell 2000 Value Index.

The Penn Series Small Cap Value Fund lagged its benchmark during the reporting period as its holdings in Industrials, Consumer Staples, and Healthcare experienced weakness. In contrast, the Fund's top performing sectors included Energy, REITs, and Technology. As in the past, stock selection rather than sector positioning drove returns.

During the reporting period, Industrial holding Graftech International, a manufacturer of graphite electrodes for steel mini-mills, detracted from results. Lighter than expected volumes and the company's aggressive pricing caused some customers to cancel orders. We believe the company has improved its financial condition significantly over the past year. We believe Graftech will be able to make up this volume shortfall during the second half of the year and have added to the position on weakness.

Stock specific events negatively impacted the Fund's holdings in Caraustar Industries Inc. and Ditech Communications Corp. Caraustar, a maker of paperboard, has been unable to offset higher raw materials costs, despite its efforts to install price increases. Ditech, a telecom equipment supplier, has not been able to meet the market's high revenue expectation and is dealing with the consolidation of its end markets. We have reduced the Fund's exposure to Ditech due to its more uncertain outlook.

The Fund's Energy positions enhanced performance during the period as holdings in this sector benefited from historical gains in commodity prices. Shares of Range Resources Corp., an oil and natural gas exploration and production company, rose after reporting record production, revenue, cash flow, and earnings. Frontier Oil Corp., an oil refiner and marketer, was also up sharply after reporting its most profitable quarter in the company's history due to strong margins. We have reduced both positions in response to their strength.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
GOLDMAN SACHS ASSET MANAGEMENT, L.P.
INVESTMENT SUB-ADVISER

PORTFOLIO COMPOSITION AS OF 6/30/05

                                             PERCENT OF
              SECTOR                         NET ASSETS
              ------                         ----------
Financials                                      17.0%
Consumer Cyclicals                              12.4%
Technology                                      11.6%
REITs                                           11.3%
Industrials                                      7.5%
Basic Materials                                  7.3%
Services                                         6.3%
Consumer Staples                                 4.9%
Energy                                           4.8%
Utilities                                        4.3%
Insurance                                        4.2%
Health Care                                      3.5%
Transportation                                   2.5%
Cash Reserves                                    2.4%
                                             ----------
Total                                          100.0%

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

INTERNATIONAL EQUITY FUND

The Penn Series International Equity Fund returned 1.84% for the six-month period ending June 30, 2005, compared to the -0.85% return for its benchmark, the MSCI EAFE Index.

It was a quiet six-month period for the Penn Series International Equity Fund as we added relatively few new names to the portfolio. We increased our exposure to the financial sector by increasing our position in Royal Bank of Scotland (RBS), a premier bank located in the UK. The entire sector is being discounted for increasing bad debt charges. We believe the key risk comes from a flattening yield curve, which could put some pressure on margins. A similar situation, where there has been little or no deterioration in the business and with the key risk being macroeconomic, exists with two other names in our portfolio, Northern Rock, the specialized mortgage lender with a consistent track record of earnings per share growth year-over-year despite interest rate cycles, and Kensington. We added to Kensington on weakness after they reported mid-teen growth in earnings with stable charge-off levels, despite a rise in provisioning.

Infosys, the Indian IT consulting and software company, came under pressure in April after they guided a little lower for the next few quarters due to muted volume. We increased our position in the business and continue to believe that the company is a solid long-term investment.

In Germany and Spain, respectively, we sold out of Rhoen Klinikum and trimmed Banco Popular as the stocks approached our price targets. We reduced our position in Banco Popular due to our concerns about margin pressures as the Spanish bank continues to struggle to gather deposits at the same rate as loan growth thus forcing them to borrow more from wholesale sources.

In general, despite some trimming and adding to existing positions, we are not finding many new names in Europe. We still have a significant exposure to consumer staples and utilities along with financials. In Asia, the opportunities are there but mostly in pocket areas such as India and Korea. The earnings growth of the Fund has been strong while the returns have been much more muted during the last six months thus increasing our margin of safety.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
VONTOBEL ASSET MANAGEMENT, INC.
INVESTMENT SUB-ADVISER

PORTFOLIO COMPOSITION AS OF 6/30/05

                                             PERCENT OF
        COUNTRY ALLOCATION                   NET ASSETS
        ------------------                   ----------
United Kingdom                                 29.9%
Australia                                      11.5%
Spain                                          11.2%
India                                           8.2%
Switzerland                                     7.8%
South Korea                                     6.9%
Japan                                           5.5%
Ireland                                         4.8%
Brazil                                          3.0%
South Africa                                    2.3%
Belgium                                         2.2%
Hong Kong                                       1.5%
Germany                                         1.5%
France                                          1.4%
Singapore                                       1.1%
Cash Reserves                                   1.2%
                                             ----------
Total                                          100.0%

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

REIT FUND

The Penn Series REIT Fund returned 5.72% for the six-month period ending June 30, 2005, compared to the 6.77% return for its benchmark, the DJ Wilshire Real Estate Securities Index.

Real estate fundamentals continue to improve, which we believe will lead to growing cash flows at the individual company level. As this occurs, we expect dividend growth rates at the company level to improve in 2005 relative to 2004 and to be even stronger in 2006. Companies operating in those real estate sectors seeing the most rapid progress in operating fundamentals are expected to see improvement in earnings and dividends. These companies can be broken down into two categories: geographic and property type. Geographically, coastal real estate markets, such as New York, Washington, DC, and Los Angeles, continue to benefit from recovering real estate market conditions. Virtually all real estate sectors in these geographic markets are doing well. From a property type perspective, those sectors with the shortest lease terms, such as hotels, apartments and self-storage, are still seeing the most rapid improvement in fundamentals. Even those sectors with longer lease terms, including office and warehouse, are starting to see improvement. Finally, those companies owning retail property have continued to do well.

While the Fund delivered positive returns year to date, its slight underperformance was driven by negative security selection, particularly in the office sector, where not holding Equity Office Properties was a significant negative factor. Underweighting the office sector also detracted from performance, as the sector outperformed the overall benchmark. Other negative factors include poor security selection in the apartments and industrial sectors.

On the positive side, security selection was positive in the hotel and manufactured housing sectors. Underweighting the industrial sector, the second-worst performing sector of the benchmark, added to relative performance. Holdings in the triple net lease sector, which are outside the benchmark, also aided relative performance

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
HEITMAN REAL ESTATE SECURITIES LLC
INVESTMENT SUB-ADVISER

PORTFOLIO COMPOSITION AS OF 6/30/05

                                             PERCENT OF
           PROPERTY TYPE                     NET ASSETS
           -------------                     ----------
Office                                          23.9%
Apartments                                      17.1%
Regional Retail                                 15.7%
Local Retail                                    12.9%
Hotel                                           11.5%
Industrial                                       6.1%
Storage                                          5.5%
Triple Net Lease                                 5.0%
Manufactured Housing                             1.3%
Health Care                                      1.0%
                                             ----------
Total                                          100.0%

IMPORTANT INFORMATION ABOUT FUND EXPENSES
HYPOTHETICAL EXAMPLES OF A $1,000 INVESTMENT

As a participant in any of the Penn Series Funds, you incur one of two potential types of costs.

- Participants incur no transaction costs, including sales charges (loads) on purchases, on reinvested dividends, or on other distributions. There are also no redemption fees or exchange fees.

- However, participants do incur ongoing costs, including investment management fees, administrative expenses, and other fund expenses.

The Penn Series Funds are the underlying investment vehicles for the variable life and variable annuity contracts issued by The Penn Mutual Life Insurance Company and its subsidiary, The Penn Insurance and Annuity Company. These contracts have transaction costs, additional administrative expense fees and mortality and expense risk charges. Because of these additional expenses, the costs to investors will be higher than the figures shown in the expense examples. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with the ongoing costs of investing in other funds.

These examples are based on an investment of $1,000 invested for six months beginning January 1, 2005 and held through June 30, 2005.

ACTUAL FUND PERFORMANCE lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL 5% YEARLY RETURN lines in the table below provide information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are only meant to highlight your ongoing costs of investing in the funds.

                                             EXPENSE         BEGINNING            ENDING          EXPENSES
                                              RATIO          VALUE ON            VALUE ON        PAID DURING
                                        (ANNUALIZED)(1)        1/1/05            6/30/05         PERIOD(2)
                                        ---------------   ---------------   ----------------   ----------------
MONEY MARKET FUND                            0.51%
Actual Fund Performance                                     $   1,000.00      $   1,011.30        $   2.54
Hypothetical 5% Yearly Return                               $   1,000.00      $   1,022.47        $   2.56
LIMITED MATURITY BOND FUND                   0.61%
Actual Fund Performance                                     $   1,000.00      $   1,010.50        $   3.04
Hypothetical 5% Yearly Return                               $   1,000.00      $   1,021.98        $   3.06
QUALITY BOND FUND                            0.62%
Actual Fund Performance                                     $   1,000.00      $   1.017.10        $   3.10
Hypothetical 5% Yearly Return                               $   1,000.00      $   1,021.93        $   3.11
HIGH YIELD BOND FUND                         0.86%
Actual Fund Performance                                     $   1,000.00      $   1,003.80        $   4.27
Hypothetical 5% Yearly Return                               $   1,000.00      $   1,020.74        $   4.31

                                             EXPENSE         BEGINNING            ENDING          EXPENSES
                                              RATIO          VALUE ON            VALUE ON        PAID DURING
                                        (ANNUALIZED)(1)        1/1/05            6/30/05         PERIOD(2)
                                        ---------------   ---------------   ----------------   ----------------
FLEXIBLY MANAGED FUND                        0.83%
Actual Fund Performance                                     $   1,000.00      $   1,011.60        $   4.14
Hypothetical 5% Yearly Return                               $   1,000.00      $   1,020.88        $   4.16
GROWTH STOCK FUND                            0.99%
Actual Fund Performance                                     $   1,000.00      $     987.00        $   4.88
Hypothetical 5% Yearly Return                               $   1,000.00      $   1,020.09        $   4.96
LARGE CAP VALUE FUND                         0.86%
Actual Fund Performance                                     $   1,000.00      $     968.00        $   4.20
Hypothetical 5% Yearly Return                               $   1,000.00      $   1,020.74        $   4.31
LARGE CAP GROWTH FUND                        0.88%
Actual Fund Performance                                     $   1,000.00      $     959.10        $   4.27
Hypothetical 5% Yearly Return                               $   1,000.00      $   1,020.64        $   4.41
INDEX 500 FUND                               0.35%
Actual Fund Performance                                     $   1,000.00      $     989.20        $   1.73
Hypothetical 5% Yearly Return                               $   1,000.00      $   1,023.26        $   1.76
MID CAP GROWTH FUND                          0.93%
Actual Fund Performance                                     $   1,000.00      $   1,011.30        $   4.64
Hypothetical 5% Yearly Return                               $   1,000.00      $   1,020.39        $   4.66
MID CAP VALUE FUND                           0.82%
Actual Fund Performance                                     $   1,000.00      $   1,034.10        $   4.14
Hypothetical 5% Yearly Return                               $   1,000.00      $   1,020.93        $   4.11
STRATEGIC VALUE FUND                         1.06%
Actual Fund Performance                                     $   1,000.00      $   1,021.70        $   5.31
Hypothetical 5% Yearly Return                               $   1,000.00      $   1,019.74        $   5.31
SMALL CAP GROWTH FUND                        1.03%
Actual Fund Performance                                     $   1,000.00      $     992.70        $   5.09
Hypothetical 5% Yearly Return                               $   1,000.00      $   1,019.89        $   5.16
SMALL CAP VALUE FUND                         1.14%
Actual Fund Performance                                     $   1,000.00      $     981.10        $   5.60
Hypothetical 5% Yearly Return                               $   1,000.00      $   1,019.35        $   5.71
INTERNATIONAL EQUITY FUND                    1.16%
Actual Fund Performance                                     $   1,000.00      $   1,018.40        $   5.81
Hypothetical 5% Yearly Return                               $   1,000.00      $   1,019.25        $   5.81
REIT FUND                                    1.03%
Actual Fund Performance                                     $   1,000.00      $   1,057.20        $   5.25
Hypothetical 5% Yearly Return                               $   1,000.00      $   1,019.89        $   5.16

----------
(1)  Ratio for the six-month period.
(2) Expenses for each fund are equal to that fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 days of the period, and divided by 365 days of the fiscal year.

PENN SERIES FUNDS, INC.

STATEMENT OF NET ASSETS -- JUNE 30, 2005 (UNAUDITED)

THE MONEY MARKET FUND

                                                                    PAR            VALUE
                                                                   (000)           (000)^
--------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 46.9%

BANKING -- 8.3%
Royal Bank of Scotland
  3.150%, 07/15/05                                             $       3,000   $       2,996
USAA CAPITAL
  3.170%, 07/08/05                                                     3,000           2,998
                                                                               -------------
                                                                                       5,994
                                                                               -------------

CHEMICALS -- 4.1%
DuPont Ei Demours
  3.220%, 08/03/05                                                     3,000           2,991
                                                                               -------------

COSMETICS & TOILETRIES -- 4.1%
Procter & Gamble
  3.110%, 07/14/05                                                     2,000           1,998
  3.220%, 07/26/05                                                     1,000             998
                                                                               -------------
                                                                                       2,996
                                                                               -------------

DIVERSIFIED OPERATIONS -- 4.1%
General Electric
  3.250%, 09/07/05                                                     3,000           2,982
                                                                               -------------

ENERGY RESOURCES & SERVICES -- 2.1%
Emerson Electric
  3.120%, 07/13/05                                                     1,500           1,498
                                                                               -------------

FINANCE -- 8.0%
Barclays US
  3.130%, 07/11/05                                                     1,250           1,249
Massmutual Fund
  3.240%, 07/25/05                                                     1,500           1,497
UBS FINANCE
  3.070%, 07/08/05                                                     3,000           2,998
                                                                               -------------
                                                                                       5,744
                                                                               -------------

FOOD & BEVERAGES -- 1.6%
Coca Cola Co.
  3.220%, 07/14/05                                                     1,150           1,149
                                                                               -------------

INSURANCE -- 2.1%
Metlife Fund
  3.300%, 08/23/05                                                     1,500           1,493
                                                                               -------------

MACHINERY & HEAVY EQUIPMENT -- 2.1%
Caterpillar
  3.040%, 07/05/05                                                     1,500           1,499
                                                                               -------------

MEDICAL SERVICES & EQUIPMENT -- 4.2%
Societe Gene Co.
  3.030%, 07/01/05                                                     3,000           3,000
                                                                               -------------

RETAIL -- 4.1%
Walmart Stores Inc.
  3.040%, 07/06/05                                                     3,000           2,999
                                                                               -------------

TELECOMMUNICATIONS -- 2.1%
SBC Communications
  3.090%, 07/05/05                                                     1,500           1,499
                                                                               -------------

TOTAL COMMERCIAL PAPER
(COST $33,844)                                                                        33,844
                                                                               -------------

CORPORATE BONDS -- 25.6%

BANKING -- 6.3%
Abbey National PLC
  6.690%, 10/17/05                                             $       2,725   $       2,750
First Bank NA
  7.300%, 08/15/05                                                     1,000           1,005
First Security Corp.
  7.000%, 07/15/05                                                       171             171
First Union Corp.
  7.050%, 08/01/05                                                       185             186
Fleet Boston Financial Corp.
  7.250%, 09/15/05                                                       250             252
Wachovia Corp.
  6.875%, 09/15/05                                                       200             202
                                                                               -------------
                                                                                       4,566
                                                                               -------------

DIVERSIFIED OPERATIONS -- 2.1%

Allied-Signal
  6.125%, 07/01/05                                                       375             375
Honeywell International, Inc.
  2.539%, 08/01/05**                                                     150             150
  6.875%, 10/03/05                                                     1,000           1,008
                                                                               -------------
                                                                                       1,533
                                                                               -------------

FINANCE -- 10.6%
Allstate Finl Global Fnd 144A @
  7.125%, 09/26/05                                                       300             303
American General Finance
  1.500%, 12/15/05                                                       150             148
  5.875%, 12/15/05                                                     1,115           1,126
Associates Corporation of North America
  6.000%, 07/15/05                                                       175             175
Bank One Corporation
  6.125%, 02/15/06                                                       300             304
Cit Group Holdings, Inc.
  7.100%, 08/15/05                                                       260             261
Cit Group Inc.
  7.625%, 08/16/05                                                       152             153
Citicorp
  6.750%, 08/15/05                                                       325             326
Citi Financial Credit Company
  6.125%, 12/01/05                                                       500             506
Goldman Sachs Group LP
  7.250%, 10/01/05                                                       300             303
Household Finance Corp.
  7.125%, 09/01/05                                                       100             101
International Lease Finance Corp.
  4.000%, 01/17/06                                                       115             115
Merrill Lynch & Co., Inc.
  6.000%, 07/15/05                                                       150             150
National Rural Utilities
  6.650%, 10/01/05                                                       195             197
Santander Financial Issuances
  6.800%, 07/15/05                                                       190             190
Toyota Motor Credit Co.
  3.249%, 07/25/06                                                     3,000           3,000
Wells Fargo Financial
  7.000%, 11/01/05                                                       300             303
                                                                               -------------
                                                                                       7,661
                                                                               -------------

FOOD & BEVERAGES -- 5.5%
Sysco Corp.
  4.750%, 07/30/05                                                     2,450           2,454
Unilever Capital Corp.
  6.875%, 11/01/05                                                     1,484           1,501
                                                                               -------------
                                                                                       3,955
                                                                               -------------

                                                                    PAR            VALUE
                                                                   (000)           (000)^
--------------------------------------------------------------------------------------------
INSURANCE -- 0.8%
American Intl Group
  2.850%, 12/01/05                                             $         550   $         548
                                                                               -------------

TELECOMMUNICATIONS -- 0.3%
Verizon Communications, Inc.
  6.125%, 07/15/05                                                       200             200
                                                                               -------------

TOTAL CORPORATE BONDS
(COST $18,463)                                                                        18,463
                                                                               -------------

MEDIUM TERM NOTES -- 0.1%

FINANCE -- 0.1%
Household Finance Corp.
  5.150%, 08/15/05
(COST $100)                                                              100             100
                                                                               -------------

VARIABLE RATE DEMAND NOTES *** -- 18.5%

HEALTHCARE -- 2.4%
Barton Healthcare, LLC
  3.330%, 07/06/05*                                                      255             255
Fairview Hospital & Healthcare Services
  3.340%, 07/07/05*                                                      400             400
St. Francis Healthcare Foundation
  3.880%, 07/07/05*                                                    1,085           1,085
                                                                               -------------
                                                                                       1,740
                                                                               -------------

MUNICIPAL BONDS -- 13.4%
Berks County, PA, Industrial Development Authority
  3.460%, 07/07/05*                                                      450             450
Bloomfield, NM
  3.330%, 07/07/05*                                                      600             600
Columbia County, GA Development Authority
  3.250%, 07/07/05*                                                      900             900
Espanola, NM
  3.330%,07/07/05*                                                       600             600
Harris County, TX, Sports Authority Special Revenue
  3.350%, 07/07/05*                                                    2,200           2,200
Illinois Development Finance Authority
  3.330%, 07/07/05*                                                      600             600
Montgomery County, PA Industrial Development Authority
  3.460%, 07/07/05*                                                      645             645
New York, NY - Subseries-A-9
  3.320%, 07/06/05*                                                    2,000           2,000
Philadelphia Authority-For Industrial Development-Marketplace
  3.320%, 07/07/05*                                                    1,060           1,060
Silver City, NM
  3.330%, 07/07/05*                                                      600             600
                                                                               -------------
                                                                                       9,655
                                                                               -------------

PARKING FACILITIES -- 2.7%
Liliha Parking LP
  3.880%, 07/06/05*                                                    1,960           1,960
                                                                               -------------

TOTAL VARIABLE RATE DEMAND NOTES
(COST $13,355)                                                                        13,355
                                                                               -------------

                                                                 NUMBER OF         VALUE
                                                                   SHARES          (000)^
--------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 8.8%

BlackRock Provident Institutional
  Funds-Tempfund                                                   6,291,535   $       6,292
Evergreen Prime Cash Management
  Money Market Fund                                                   49,136              49

TOTAL SHORT-TERM INVESTMENTS
(COST $6,341)                                                                          6,341
                                                                               -------------

TOTAL INVESTMENTS --  99.9%
  (COST $72,103)(a)                                                                   72,103
                                                                               -------------

OTHER ASSETS IN EXCESS
  OF LIABILITES --  0.1%                                                                  80
                                                                               -------------

NET ASSETS APPLICABLE TO 72,183,468
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                             $      72,183
                                                                               =============

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                                   $        1.00
                                                                               =============

----------
(a)  Cost for Federal income tax purposes.
* The security is a taxable municipal issue enhanced by a bank letter of credit. ** Effective Yield
*** The rate shown is the rate as of June 30, 2005, and the maturity is the next interest readjustment date.
^ See Note 1 to Financial Statements.
@ Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other "accredited investors." Unless otherwise indicated, security is considered liquid.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

     MATURITY              MARKET        % OF
     SCHEDULE           VALUE (000)    PORTFOLIO      (CUMULATIVE)
------------------------------------------------------------------
        1  - 7 days      $  29,069          40.3%            40.3%
        8 - 14 days         11,890          16.5%            56.8%
       15 - 30 days         11,831          16.4%            73.2%
       31 - 60 days          6,665           9.2%            82.4%
       61 - 90 days          3,838           5.3%            87.7%
      91 - 120 days          4,258           6.0%            93.7%
     121 - 150 days          1,805           2.5%            96.2%
      over 150 days          2,747           3.8%           100.0%
-------------------------------------------------
                         $  72,103         100.0%
                                           ======

Average Weighted Maturity -- 31.24 days

PENN SERIES FUNDS, INC.

STATEMENT OF NET ASSETS -- JUNE 30, 2005 (UNAUDITED)

THE LIMITED MATURITY BOND FUND

                                                                    PAR            VALUE
                                                                   (000)           (000)^
--------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 11.8%

U.S. TREASURY INFLATION INDEXED NOTES -- 6.6%
  3.375%, 01/15/07+                                            $       3,000   $       3,801
                                                                               -------------

U.S. TREASURY NOTES -- 5.2%
  4.625%, 05/15/06                                                     3,000           3,028
                                                                               -------------
TOTAL U.S. TREASURY OBLIGATIONS
(COST $6,736)                                                                          6,829
                                                                               -------------
AGENCY OBLIGATIONS -- 70.9%

FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 35.2%
  2.625%, 10/01/07                                                     1,000             974
  5.000%**, 01/25/12++                                                 2,119              72
  6.500%, 01/15/30                                                     7,500           7,760
  6.500%, 07/01/32                                                       358             370
  6.500%, 07/01/32                                                       228             236
  6.500%, 07/01/32                                                       323             335
  6.500%, 12/01/32                                                       265             274
  7.000%, 12/01/32                                                     1,490           1,571
  6.500%, 04/01/33                                                       198             205
  6.500%, 06/01/33                                                       298             309
  6.500%, 07/01/33                                                       322             333
  6.500%, 08/01/33                                                       338             350
  6.500%, 10/01/33                                                       276             286
  4.431%, 12/01/33                                                     3,732           3,748
  6.500%, 12/03/33                                                       328             340
  3.500%, 04/01/34                                                     1,763           1,734
  6.500%, 07/01/34                                                       273             283
  6.500%, 08/01/34                                                       301             311
  6.500%, 08/01/34                                                       304             315
  6.500%, 09/01/34                                                       323             335
  6.500%, 09/01/34                                                       318             329
                                                                               -------------
                                                                                      20,470
                                                                               -------------

FEDERAL HOME LOAN BANK -- 3.4%
  3.050%, 09/05/07                                                     2,000           1,967
                                                                               -------------

FEDERAL HOME LOAN MORTGAGE CORP. -- 31.8%
  2.600%, 07/01/05                                                    18,500          18,500
                                                                               -------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 0.5%
  6.500%, 01/15/32                                                        62              65
  6.500%, 05/15/32                                                       208             217
  6.500%, 09/15/32                                                        47              50
                                                                               -------------
                                                                                         332
                                                                               -------------
TOTAL AGENCY OBLIGATIONS
(COST $41,386)                                                                        41,269
                                                                               -------------

COLLATERALIZED MORTGAGE OBLIGATIONS -- 21.4%
Asset Securitization Corp.
  7.400%, 10/13/26                                                       843             877
                                                                               -------------
Bear Stearns Commercial Mortgage Securities
  6.080%, 02/15/35                                                     1,485           1,533
                                                                               -------------
Conseco Finance Securitizations Corp.
  5.790%, 04/01/24                                                     1,000           1,008
                                                                               -------------
Enterprise Mortgage Acceptance Co.
  6.380%, 01/15/25                                                       228             220
                                                                               -------------
GE Capital Commercial Mortgage Corp.
  6.079%, 05/15/33                                                       724             755
  5.033%, 12/10/35                                                       127             129
                                                                               -------------
                                                                                         884
                                                                               -------------

Green Tree Financial Corp.
  7.650%, 04/15/19                                             $         529   $         556
  7.250%, 09/15/26                                                       549             573
  7.330%, 03/01/30                                                       560             573
  6.500%, 02/01/31                                                     1,120           1,161
                                                                               -------------
                                                                                       2,863
                                                                               -------------
LB-UBS Commercial Mortgage Trust
  6.058%, 06/15/20                                                       834             869
  5.401%, 03/15/26                                                       803             814
  4.821%, 04/15/30                                                     2,000           2,045
                                                                               -------------
                                                                                       3,728
                                                                               -------------
Morgan Stanley Capital I, Inc.
  5.020%, 10/15/35                                                       633             638
                                                                               -------------
Nationslink Funding Corp.
  7.229%, 06/20/31                                                        52              56
                                                                               -------------
PNC Mortgage Acceptance Corp.
  5.910%, 03/12/34                                                       633             656
                                                                               -------------

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(COST $12,494)                                                                        12,463
                                                                               -------------

                                                                 NUMBER OF
                                                                  SHARES
--------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 9.0%

BlackRock Provident Institutional
     Funds - TempFund                                              2,522,051           2,522
Evergreen Prime Cash Management
     Money Market Fund                                             2,719,821           2,720
                                                                               -------------

TOTAL SHORT-TERM INVESTMENTS
(COST $5,242)                                                                          5,242
                                                                               -------------

TOTAL INVESTMENTS -- 113.1%
  (COST $65,858)(a)                                                                   65,803
                                                                               -------------

                                                                   PAR
                                                                  (000)
--------------------------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL -- 6.7%

Merrill Lynch VAR RT MSTR NT
 3.5370%, 07/01/05
(COST $3,923)                                                  $       3,923           3,923
                                                                               -------------

LIABILITES IN EXCESS OF
  OTHER ASSETS --  (19.8)%                                                           (11,544)
                                                                               -------------

NET ASSETS APPLICABLE TO 5,509,302
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                             $      58,182
                                                                               =============

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                                   $       10.56
                                                                               =============

----------
(a) Cost for Federal income tax purposes.
+ Security position is either entirely or partially on loan.
++ IO - Interest Only
** Effective Yield
^ See Note 1 to Financial Statements.
MSTR NT - Master Note
VAR RT - Variable Rate

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.

STATEMENT OF NET ASSETS -- JUNE 30, 2005 (UNAUDITED)

THE QUALITY BOND FUND

                                                                    PAR            VALUE
                                                                   (000)          (000)+/-
--------------------------------------------------------------------------------------------
CORPORATE BONDS -- 10.0%

AUTOMOBILES & RELATED -- 0.6%
Ford Motor Co.
  7.450%, 07/16/31                                             $       1,000   $         834
                                                                               -------------

BROADCAST/MEDIA -- 0.7%
Liberty Media Corp.+
  8.250%, 02/01/30                                                     1,000             995
                                                                               -------------

CABLE OPERATORS -- 0.9%
Tele-Communications, Inc.
  9.875%, 06/15/22                                                     1,000           1,444
                                                                               -------------

DIVERSIFIED OPERATIONS -- 0.6%
Bombadier, Inc. 144A @+
  6.750%, 05/01/12                                                     1,000             950
                                                                               -------------

ENERGY RESOURCES & SERVICES -- 1.9%
Enterprise Products Operating Corp.
  5.750%, 03/01/35                                                     1,000             977
Texas Utilities Co. 144A @
  6.550%, 11/15/34                                                     2,000           1,964
                                                                               -------------
                                                                                       2,941
                                                                               -------------

FINANCE -- 1.2%
General Motors Acceptance Corp.
  8.000%, 11/01/31                                                     2,000           1,785
                                                                               -------------

OIL & GAS -- 2.1%
Energy Transfer Partners
  5.950%, 02/01/15                                                     1,000           1,008
Kinder Morgan Energy Partners
  5.800%, 03/15/35                                                     1,000           1,007
Tennessee Gas Pipeline Co.
  8.375%, 06/15/32                                                     1,000           1,177
                                                                               -------------
                                                                                       3,192
                                                                               -------------

PAPER & RELATED PRODUCTS -- 0.6%
Abitibi-Consolidated, Inc.
  8.850%, 08/01/30                                                     1,000             958
                                                                               -------------

PHOTOGRAPHY EQUIPMENT & SUPPLIES -- 1.4%
Eastman Kodak Co.
  6.375%, 06/15/06                                                     1,000           1,010
  7.250%, 11/15/13                                                     1,000           1,051
                                                                               -------------
                                                                                       2,061
                                                                               -------------

TOTAL CORPORATE BONDS
(COST $14,599)                                                                        15,160
                                                                               -------------

U.S. TREASURY OBLIGATIONS -- 6.3%

U.S. TREASURY INFLATION INDEXED NOTES
  3.375%, 01/15/07+                                                    7,000           8,869
                                                                               -------------
U.S. TREASURY NOTES
  5.750%, 11/15/05                                                       725             731
                                                                               -------------

TOTAL U.S. TREASURY OBLIGATIONS
(COST $9,444)                                                                          9,600
                                                                               -------------

AGENCY OBLIGATIONS -- 75.5%

FEDERAL HOME LOAN BANK -- 27.8%
  2.600%, 07/01/05                                                    28,700          28,700
  2.450%, 03/23/07                                                    11,000          10,752
  3.050%, 09/05/07                                                     3,000           2,950
                                                                               -------------
                                                                                      42,402
                                                                               -------------

FEDERAL HOME LOAN MORTGAGE CORP. -- 0.0%
  5.500%**, 08/15/21++                                                   691              31
                                                                               -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 47.5%
  2.625%, 10/01/07                                             $      10,000   $       9,740
  5.500%**, 05/25/19++                                                 6,063             115
  6.500%, 01/01/28                                                       162             169
  6.500%, 04/01/28                                                       112             116
  7.000%, 07/01/28                                                       358             378
  6.500%, 01/01/29                                                       163             169
  6.500%, 01/01/29                                                       131             136
  6.500%, 01/01/29                                                       172             179
  7.000%, 05/01/29                                                       210             222
  6.500%, 08/01/29                                                        30              31
  6.500%, 01/15/30 TBA                                                15,000          15,520
  7.000%, 03/01/30                                                       294             310
  6.500%, 02/01/31                                                       141             146
  7.000%, 02/01/31                                                       250             264
  6.500%, 05/01/31                                                       152             158
  6.500%, 06/01/31                                                        26              26
  7.000%, 07/01/31                                                       256             270
  6.500%, 08/01/31                                                        16              17
  7.000%, 08/01/31                                                       259             273
  7.000%, 08/01/31                                                       233             245
  6.500%, 09/01/31                                                        65              67
  7.000%, 09/01/31                                                       221             233
  6.500%, 11/01/31                                                       153             159
  6.500%, 11/01/31                                                       199             207
  6.500%, 02/01/32                                                       114             118
  7.000%, 02/01/32                                                       161             170
  6.500%, 04/01/32                                                        88              91
  6.500%, 04/01/32                                                       106             110
  6.500%, 04/01/32                                                       287             297
  6.500%, 04/01/32                                                       154             160
  7.000%, 05/01/32                                                       256             270
  7.000%, 05/01/32                                                       309             326
  7.000%, 05/01/32                                                       118             124
  6.500%, 06/01/32                                                       148             154
  6.500%, 07/01/32                                                       296             307
  6.500%, 08/01/32                                                       108             112
  6.500%, 08/01/32                                                       133             138
  6.500%, 08/01/32                                                       158             164
  6.500%, 09/01/32                                                       272             282
  6.500%, 10/01/32                                                       210             218
  6.500%, 11/01/32                                                       223             230
  6.500%, 11/01/32                                                        49              51
  6.500%, 11/01/32                                                       289             299
  6.500%, 11/01/32                                                       300             311
  7.000%, 12/01/32                                                     4,644           4,898
  6.500%, 01/01/33                                                       395             410
  6.500%, 02/01/33                                                       404             418
  6.000%, 03/01/33                                                     4,080           4,186
  6.500%, 03/01/33                                                       223             230
  6.500%, 05/01/33                                                       302             313
  6.500%, 06/01/33                                                     1,252           1,296
  5.000%, 07/01/33 TBA                                                10,000          10,000
  5.500%, 07/01/33 TBA                                                10,500          10,641
  6.500%, 11/01/33                                                       333             345
  3.500%, 04/01/34                                                     5,289           5,202
  6.500%, 06/01/34                                                       210             218
  6.500%, 07/01/34                                                       285             295
  6.500%, 08/01/34                                                       377             391
  6.500%, 10/01/34                                                       210             218
  6.500%, 12/01/34                                                       258             267
                                                                               -------------
                                                                                      72,410
                                                                               -------------

                                                                    PAR            VALUE
                                                                   (000)          (000)+/-
--------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 0.2%
  9.000%, 10/15/30                                             $          28   $          31
  9.000%, 11/15/30                                                       128             142
  9.000%, 11/15/30                                                        85              94
                                                                               -------------
                                                                                         267
                                                                               -------------
TOTAL AGENCY OBLIGATIONS
(COST $115,666)                                                                      115,110
                                                                               -------------

COLLATERALIZED MORTGAGE OBLIGATIONS -- 20.4%

Bank Of America Commercial Mortgage, Inc.
  7.109%, 11/15/31                                                     3,497           3,670
                                                                               -------------
Enterprise Mortgage Acceptance Co.
  6.380%, 01/15/25                                                     1,142           1,100
                                                                               -------------
Conseco Finance Securitizations Corp.
  7.620%, 05/01/31                                                     1,067           1,082
  7.470%, 02/01/32                                                     1,590           1,618
  7.730%, 04/01/32                                                       616             621
  5.790%, 05/01/33                                                     4,000           4,033
                                                                               -------------
                                                                                       7,354
                                                                               -------------
GE Capital Commercial Mortgage Corp.
  6.079%, 05/15/33                                                     2,894           3,020
                                                                               -------------
Green Tree Financial Corp.
  5.760%, 11/01/18                                                       164             165
  7.240%, 11/15/28                                                       785             296
  6.080%, 12/01/30                                                       290             294
  7.330%, 04/01/31                                                     2,242           2,292
                                                                               -------------
                                                                                       3,047
                                                                               -------------
LB-UBS Commercial Mortgage Trust
  6.058%, 06/15/20                                                     3,335           3,475
  5.401%, 03/15/26                                                     2,316           2,348
  4.821%, 04/15/30                                                     3,000           3,066
                                                                               -------------
                                                                                       8,889
                                                                               -------------
Morgan Stanley Capital I, Inc. 144A @
  6.950%, 12/10/07                                                       784             788
                                                                               -------------
PNC Mortgage Acceptance Corp.
  7.520%, 07/15/08                                                       521             545
  5.910%, 03/12/34                                                     2,530           2,625
                                                                               -------------
                                                                                       3,170
                                                                               -------------

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(COST $31,518)                                                                        31,038
                                                                               -------------

ASSET BACKED SECURITIES -- 1.4%

Railcar Leasing L.L.C
  7.125%, 01/15/13                                                     2,000           2,185
                                                                               -------------
(COST $2,013)

                                                                 NUMBER OF
                                                                  SHARES
--------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 9.6%

BlackRock Provident Institutional
  Funds - TempFund                                                 7,555,286           7,555
Evergreen Prime Cash Management
  Money Market Fund                                                7,137,025           7,137
                                                                               -------------

TOTAL SHORT-TERM INVESTMENTS
(COST $14,692)                                                                        14,692
                                                                               -------------

TOTAL INVESTMENTS -- 123.2%
  (COST $187,932)(a)                                                                 187,785
                                                                               -------------

                                                                    PAR            VALUE
                                                                   (000)          (000)+/-
--------------------------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL -- 7.3%

BK Amer VAR RT MSTR NT
 3.5170%, 07/01/05                                             $         144   $         144
CSFB TD
 3.3750%, 07/01/05                                                       639             639
Institutional Money Market Trust
 3.3050%, 07/01/05                                                       626             626
Merrill Lynch VAR RT MSTR NT
 3.5370%, 07/01/05                                                     9,764           9,763

TOTAL SECURITIES LENDING COLLATERAL
(COST $11,172)                                                                        11,172
                                                                               -------------

LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (30.5)%                                                            (46,552)
                                                                               -------------

NET ASSETS APPLICABLE TO 14,216,988
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                             $     152,405
                                                                               =============

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                                   $       10.72
                                                                               =============

----------
(a) At June 30, 2005, the cost for Federal income tax purposes was $187,931,855. Net unrealized depreciation was $146,709. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,548,918 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,695,627.
++   IO - Interest Only Security
**   Effective Yield
+/-  See Note 1 to Financial Statements.
@ Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the, Securities Act of 1933, as amended, and may be sold only to dealers in the program or other "accredited investors." Unless otherwise indicated, security is considered liquid.
TBA - To Be Announced
MSTR NT - Master Note
TD - Time Deposit
VAR RT - Variable Rate

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.

STATEMENT OF NET ASSETS -- JUNE 30, 2005 (UNAUDITED)

THE HIGH YIELD BOND FUND

                                                                    PAR            VALUE
                                                                   (000)          (000)+/-
--------------------------------------------------------------------------------------------
CORPORATE BONDS -- 92.2%

ADVERTISING -- 1.2%

Advanstar Communications, Inc.
  10.750%, 08/15/10                                            $         125   $         137
  12.000%, 02/15/11                                                      150             160
Advanstar, Inc.**
  8.113%, 10/15/11                                                       150             149
Affinity Group, Inc.
  10.875%, 02/15/12                                                       75              73
R.H. Donnelley Finance Corp.
  10.875%, 12/15/12                                                      400             464
WDAC Subsidiary Corp. 144A @
  8.375%, 12/01/14                                                        75              72
                                                                               -------------
                                                                                       1,055
                                                                               -------------

AEROSPACE & DEFENSE -- 1.9%
BE Aerospace, Inc.
  8.000%, 03/01/08                                                        75              75
  8.500%, 10/01/10                                                        75              83
  8.875%, 05/01/11                                                       300             313
GenCorp, Inc.^
  9.500%, 08/15/13                                                       422             456
Moog Inc., 6.250% Due 1/15/15
  6.250%, 01/15/15                                                       100             100
Sequa Corp.
  9.000%, 08/01/09                                                        50              55
TD Funding Corp.
  8.375%, 07/15/11                                                       150             159
Vought Aircraft Industries, Inc. 144A @
  8.000%, 07/15/11                                                       375             371
                                                                               -------------
                                                                                       1,612
                                                                               -------------

AGRICULTURAL PRODUCTS -- 0.1%
IMC Global, Inc.
  10.875%, 06/01/08                                                       25              28
  10.875%, 08/01/13                                                       50              58
  11.250%, 06/01/11                                                       25              28
                                                                               -------------
                                                                                         114
                                                                               -------------

AUTOMOBILES & RELATED -- 3.5%
Autocam Corp.
  10.875%, 06/15/14                                                      225             146
Commercial Vehicle Group, Inc. 144A @
  8.000%, 07/01/13                                                        50              51
Cooper Standard Automotive Corp.
  8.375%, 12/15/14                                                       175             138
Ford Motor Credit Co.
  7.000%, 10/01/13                                                       475             456
  7.375%, 10/28/09                                                       200             195
NationsRent Inc.
  9.500%, 10/15/10                                                       175             191
Navistar International Corp.
  6.250%, 03/01/12 144A @                                                 25              24
  7.500%, 06/15/11                                                       175             179
Rexnord Corp.
  10.125%, 12/15/12                                                      375             411
Sunstate Equipment Co LLC 144@
  10.500%, 04/01/13                                                      200             205
Tenneco Automotive, Inc.
  8.625%, 11/15/14                                                       250             251
TRW Automotive Holdings Corp.
  9.375%, 02/15/13                                                       382             423
  11.000%, 02/15/13                                                      137             158
Visteon Corp.
  7.000%, 03/10/14                                                       250             206
                                                                               -------------
                                                                                       3,034
                                                                               -------------

BROADCAST/MEDIA -- 2.8%
Coleman Cable, Inc.
  9.875%, 10/01/12                                             $          50   $          44
Echostar DBS Corp.
  6.625%, 10/01/14                                                       425             420
Fisher Communications, Inc.
  8.625%, 09/15/14                                                        75              80
Gray Television, Inc.
  9.250%, 12/15/11                                                       225             244
Lighthouse International Co. SA
  8.000%, 04/30/14                                                       275             344
Medianews Group, Inc.
  6.375%, 04/01/14                                                        50              48
  6.875%, 10/01/13                                                       100              99
Quebecor Media, Inc.
  11.125%, 07/15/11                                                      400             445
Sinclair Broadcast Group
  8.000%, 03/15/12                                                       275             282
Videotron Ltee 144A @
  6.875%, 01/15/14                                                       200             203
XM Satellite Radio Holdings, Inc.
  12.000%, 06/15/10                                                      196             220
                                                                               -------------
                                                                                       2,429
                                                                               -------------

BUILDING & BUILDING SUPPLIES -- 1.5%
ACIH, Inc. 144A @**
11.029%, 12/15/12                                                        275             162
Ainsworth Lumber Co. Ltd. 144A @
  7.250%, 10/01/12                                                       225             214
Building Materials Corp. of America 144A @
  7.750%, 08/01/14                                                       300             278
Norcraft Cos. LP
  9.000%, 11/01/11                                                       225             232
Texas Industries, Inc. 144A @
  7.250%, 07/15/13                                                       250             256
U.S. Concrete, Inc.
  8.375%, 04/01/14                                                       150             141
                                                                               -------------
                                                                                       1,283
                                                                               -------------

BUILDING & REAL ESTATE -- 0.9%
Brand Services, Inc.
  12.000%, 10/15/12                                                      225             241
Mobile Mini, Inc.
  9.500%, 07/01/13                                                       125             138
WCI Communities, Inc.
  7.875%, 10/01/13                                                       150             150
  9.125%, 05/01/12                                                       100             105
  10.625%, 02/15/11                                                      100             108
William Lyon Homes, Inc.
  7.500%, 02/15/14                                                        25              24
                                                                               -------------
                                                                                         766
                                                                               -------------

BUILDING PRODUCTS & SUPPLIES -- 0.1%
Texas Industries, Inc.
  10.250%, 06/15/11                                                       75              87
                                                                               -------------

CABLE OPERATORS -- 1.5%
CCO Holdings LLC/Capital Corp.
  7.535%, 12/15/10                                                       125             122
  8.750%, 11/15/13                                                       275             271
Charter Communications Operating LLC 144A @
  8.000%, 04/30/12                                                       225             224
CSC Holdings, Inc.
  6.750%, 04/15/12 144A @                                                300             282
  7.625%, 04/01/11                                                       150             148

                                                                    PAR            VALUE
                                                                   (000)          (000)+/-
--------------------------------------------------------------------------------------------
CABLE OPERATORS -- (CONTINUED)
Echostar Communications Corp.
  5.750%, 05/15/08                                             $         125   $         124
Mediacom Broadband LLC
  11.000%, 07/15/13                                                      150             162
                                                                               -------------
                                                                                       1,333
                                                                               -------------

CHEMICALS -- 4.0%
Arco Chemical Co.
  9.800%, 02/01/20                                                        75              84
  10.250%, 11/01/10                                                       75              83
Borden U.S. Finance Corp./Nova Scotia Finance ULC
  9.000%, 07/15/14                                                       175             178
Compass Minerals International, Inc.
  0.000%, 06/01/13                                                       525             438
Crompton Corp. 144A @
  9.875%, 08/01/12                                                        50              58
Equistar Chemicals LP
  8.750%, 02/15/09                                                        50              53
Phosphate Resource Partners LP
  7.000%, 02/15/08                                                       100             105
Huntsman Co. LLC
  11.625%, 10/15/10                                                      163             191
Huntsman International LLC
  9.875%, 03/01/09                                                       225             241
Koppers, Inc.
  9.875%, 10/15/13                                                       325             351
Lyondell Chemical Co.
  9.500%, 12/15/08                                                       125             133
  9.625%, 05/01/07                                                        50              53
  10.500%, 06/01/13                                                      275             314
  11.125%, 07/15/12                                                      100             114
Resolution Performance Products LLC
  9.500%, 04/15/10                                                       200             206
Rhodia SA
  10.250%, 06/01/10                                                      425             456
Rockwood Specialties, Inc.
  10.625%, 05/15/11                                                      275             303
United Agri Products 144A @
  8.250%, 12/15/11                                                       123             127
                                                                               -------------
                                                                                       3,488
                                                                               -------------

COMPUTER - INTERNET SERVICES & SOFTWARE -- 0.0%
Globix Corp.^
  11.000%, 05/01/08                                                       32              31
                                                                               -------------

COMPUTER - NETWORK PRODUCTS & SERVICES -- 0.3%
UGS Corp. 144A @
  10.000%, 06/01/12                                                      275             305
                                                                               -------------

COMPUTER SERVICES & SOFTWARE -- 0.6%
Activant Solutions Inc @144A
  9.090%, 04/01/10                                                        25              26
Haights Cross Operating Co.^
  11.750%, 08/15/11                                                      175             191
IPC Acquisition Corp.
  11.500%, 12/15/09                                                      275             298
                                                                               -------------
                                                                                         515
                                                                               -------------

COMPUTERS & OFFICE EQUIPMENT -- 0.3%
Xerox Corp.
  7.200%, 04/01/26                                                       125             135
  7.625%, 06/15/13                                                       125             135
                                                                               -------------
                                                                                         270
                                                                               -------------

CONSUMER PRODUCTS -- 2.9%
Equinox Holdings Ltd. 144A @
  9.000%, 12/15/09                                             $         100   $         103
FTD, Inc.
  7.750%, 02/15/14                                                       194             190
Gregg Appliances
  9.000%, 02/01/13                                                       125             117
Jostens Holdings Corp.
  9.417%**, 12/01/13                                                     525             370
Jostens IH Corp.
  7.625%, 10/01/12                                                       250             247
Leslie's Poolmart 144A@
  7.750%, 02/01/13                                                       275             278
Maytag Corp.
  6.875%, 12/01/06                                                       275             279
Norcraft Holdings/Capital
 5.215%**, 09/01/12                                                      150             103
Rayovac Corp.
  7.375%, 02/01/15                                                       225             218
  8.500%, 10/01/13                                                       150             157
Simmons Bedding Co.
  5.023%**, 12/15/14                                                     225             101
  7.875%, 01/15/14                                                       100              86
WII Components, Inc. 144A @
  10.000%, 02/15/12                                                      225             222
                                                                               -------------
                                                                                       2,471
                                                                               -------------

CONTAINERS -- 3.8%
Aep Industries Nc 144A
  7.875%, 03/15/13                                                       200             200
Ball Corp.
  6.875%, 12/15/12                                                        75              79
Bway Corp.
  10.000%, 10/15/10                                                      200             206
Crown Holdings, Inc.
  9.500%, 03/01/11                                                       300             331
  10.875%, 03/01/13                                                      175             206
Graham Packaging Company, Inc.
  8.500%, 10/15/12                                                       175             177
Graphic Packaging International Corp.
  8.500%, 08/15/11                                                       150             155
  9.500%, 08/15/13                                                       125             126
Greif Brothers Corp. 144A @
  8.875%, 08/01/12                                                       100             108
Jefferson Smurfit Corp.
  7.500%, 06/01/13 144A @                                                 25              24
  8.250%, 10/01/12                                                       200             201
Owens-Brockway Glass Container, Inc.
  7.750%, 05/15/11                                                       100             106
  8.250%, 05/15/13                                                       125             136
  8.750%, 11/15/12                                                       150             165
  8.875%, 02/15/09                                                       325             345
Owens-Illinois, Inc.
  7.350%, 05/15/08                                                        75              78
Plastipak Holdings, Inc.
  10.750%, 09/01/11                                                      375             413
Solo Cup Co.
  8.500%, 02/15/14                                                       100              94
Stone Container Corp.
  9.750%, 02/01/11                                                       100             106
                                                                               -------------
                                                                                       3,256
                                                                               -------------

                                                                    PAR            VALUE
                                                                   (000)          (000)+/-
--------------------------------------------------------------------------------------------
COSMETICS & TOILETRIES -- 0.2%
Chattem, Inc.
  7.000%, 03/01/14                                             $         150   $         155
                                                                               -------------

DISTRIBUTION SERVICES -- 0.5%
Adesa Corp.
  7.625%, 06/15/12                                                       200             203
Aviall, Inc.
  7.625%, 07/01/11                                                       200             211
                                                                               -------------
                                                                                         414
                                                                               -------------

DIVERSIFIED OPERATIONS -- 1.0%
Bombadier, Inc.
  6.300%, 05/01/14 144A @                                                150             136
  6.750%, 05/01/12 144A @                                                325             309
Fisher Scientific International, Inc. 144A @
  6.125%, 07/01/15                                                       225             225
Leucadia Natl Corp.
  7.000%, 08/15/13                                                       225             225
                                                                               -------------
                                                                                         895
                                                                               -------------

ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 2.6%
Amkor Technologies Inc.
  7.750%, 05/15/13                                                        50              43
  9.250%, 02/15/08 144A @                                                 50              48
Celestica Inc.
  7.875%, 07/01/11                                                       200             205
Flextronics Intl Ltd.
  6.250%, 11/15/14                                                       225             223
Freescale Semiconductor, Inc.
  6.875%, 07/15/11                                                       175             185
  7.125%, 07/15/14                                                       225             242
Hynix Semiconductor Inc. 144A @
  9.875%, 07/01/12                                                       100             100
Sanmina-SCI Corp.
  6.750%, 03/01/13                                                       200             191
  10.375%, 01/15/10                                                       25              28
ON Semiconductor Corp.^
 13.000%**, 08/04/11                                                     150             225
Stats Chippac, Inc. 144A @
  6.750%, 11/15/11                                                       100              96
Stratus Technologies, Inc.
  10.375%, 12/01/08                                                      200             194
Superior Essex, Inc.
  9.000%, 04/15/12                                                       225             223
Telex Communications, Inc.^
  11.500%, 10/15/08                                                      200             214
                                                                               -------------
                                                                                       2,217
                                                                               -------------

ENERGY RESOURCES & SERVICES -- 7.6%
AES Corp.
  7.750%, 03/01/14                                                        75              81
  8.875%, 02/15/11                                                       450             502
  9.000%, 05/15/15 144A @                                                400             449
  9.375%, 09/15/10                                                       100             113
Allegheny Energy Supply Co. LLC
  7.800%, 03/15/11                                                        50              54
  8.250%, 04/15/12 144A @                                                 25              28
Alpha Natural Resources LLC 144A @
  10.000%, 06/01/12                                                      200             221
Chesapeake Energy Corp.
  6.375%, 06/15/15                                                       175             179
  6.625%, 01/15/16                                                       375             387
  7.000%, 08/15/14                                                       125             133
CMS Energy Corp.
  8.500%, 04/15/11                                             $          50   $          56
  9.875%, 10/15/07                                                       350             382
EL Paso Production Holding Co.
  7.750%, 06/01/13                                                       125             133
Hilcorp Energy Co. 144A @^
  10.500%, 09/01/10                                                      300             332
Inergy LP/Inergy Finance Corp.
  6.875%, 12/15/14                                                       200             195
Invensys Plc 144A @
  9.875%, 03/15/11                                                       200             191
Luscar Coal Ltd.
  9.750%, 10/15/11                                                       150             165
Midwest Generation LLC
  8.750%, 05/01/34                                                       275             308
Mirant Corp.
  7.900%, 07/15/09                                                       275             226
NRG Energy, Inc. 144A @
  8.000%, 12/15/13                                                       604             637
Orion Power Holdings, Inc.
  12.000%, 05/01/10                                                      300             359
Petroleum Geo-Services ASA
  10.000%, 11/05/10                                                      350             392
Sierra Pacific Resources
  8.625%, 03/15/14                                                       450             497
Texas Genco LLC/Texas Genco Financing Corp. 144A @
  6.875%, 12/15/14                                                       425             447
Utilicorp Canada Finance Corp.
  7.750%, 06/15/11                                                       150             155
                                                                               -------------
                                                                                       6,622
                                                                               -------------

ENTERTAINMENT & LEISURE -- 2.2%
Marquee Holdings, Inc.
  5.597%**, 08/15/14                                                     350             213
AMC Entertainment, Inc.
  8.625%, 08/15/12                                                        50              51
AMF Bowling Worldwide, Inc.
  10.000%, 03/01/10                                                      200             202
Cinemark, Inc.
  3.822%**, 03/15/14                                                     625             416
  9.000%, 02/01/13                                                        25              26
Herbst Gaming, Inc. 144A @
  7.000%, 11/15/14                                                       175             176
K2, Inc.
  7.375%, 07/01/14                                                       200             210
LCE Acquisition Corp. 144A @
  9.000%, 08/01/14                                                       200             194
Six Flags, Inc.
  8.875%, 02/01/10                                                        50              49
  9.750%, 04/15/13                                                        50              47
Town Sports International, Inc.
  9.625%, 04/15/11                                                        75              78
Warner Music Group
  7.375%, 04/15/14                                                       200             202
                                                                               -------------
                                                                                       1,864
                                                                               -------------

FINANCE -- 4.3%
Alamosa Delaware, Inc.
  11.000%, 07/31/10                                                      377             423
Alliance One International Series 144A
  11.000%, 05/15/12                                                      125             129
BCP Caylux Holdings Luxembourg SCA 144A @
  9.625%, 06/15/14                                                       235             263

                                                                    PAR            VALUE
                                                                   (000)          (000)+/-
--------------------------------------------------------------------------------------------
FINANCE -- (CONTINUED)
Couche-Tard U.S./Finance
  7.500%, 12/15/13                                             $         300   $         315
E*TRADE Financial Corp.
  8.000%, 06/15/11                                                       550             579
FBOP Capital Trust II 144A @^
  10.000%, 01/15/09                                                      150             165
General Motors Acceptance Corp.
  6.750%, 12/01/14                                                       500             447
Global Cash Access LLC
  8.750%, 03/15/12                                                       275             299
General Motors Acceptance Corp.
  8.000%, 11/01/31                                                       225             201
IAAI Finance Corp.@144A
  11.000%, 04/01/13                                                      125             129
New ASAT Finance Ltd. 144A @^
  9.250%, 02/01/11                                                       100              83
Poster Financial Group Inc.
  8.750%, 12/01/11                                                       175             178
Rafealla Apparel Group 144A
  11.250%, 06/15/11                                                      225             217
Stone Container Finance
  7.375%, 07/15/14                                                       275             258
                                                                               -------------
                                                                                       3,686
                                                                               -------------

FOOD & BEVERAGES -- 1.6%
Agrilink Foods, Inc.^
  11.875%, 11/01/08                                                       69              71
B&G Foods, Inc.
  8.000%, 10/01/11                                                       275             284
Del Monte Corp.
  6.750%, 02/15/15                                                        75              76
  8.625%, 12/15/12                                                        75              83
Dole Foods Co.
  8.625%, 05/01/09                                                        75              80
  8.875%, 03/15/11                                                       175             187
Le-Natures, Inc.
  10.000%, 06/15/13                                                      275             289
Pierre Foods, Inc.
  9.875%, 07/15/12                                                       100             103
Wornick Co.
  10.875%, 07/15/11                                                      200             203
                                                                               -------------
                                                                                       1,376
                                                                               -------------

HEALTHCARE -- 2.6%
Community Health Systems, Inc.
  6.500%, 12/15/12                                                       100             102
Concentra Operating Corp.
  9.125%, 06/01/12                                                       175             185
  9.500%, 08/15/10                                                       100             106
Fresenius Medical Care Capital Trust II
  7.875%, 02/01/08                                                        25              26
Genesis HealthCare Corp. 144A @
  8.000%, 10/15/13                                                       225             244
HCA-The Healthcare Corp.
  6.375%, 01/15/15                                                       375             389
  8.750%, 09/01/10                                                       250             284
Omnicare, Inc.
  8.125%, 03/15/11                                                       125             132
Tenet Healthcare Corp.
  6.500%, 06/01/12                                                       100              95
  7.375%, 02/01/13                                                        75              74
  9.875%, 07/01/14 144A @                                                 50              54
Triad Hospitals, Inc.
  7.000%, 11/15/13                                                       325             334
Vanguard Health Holding Co. II LLC
  9.000%, 10/01/14                                             $         150   $         162
Ventas Realty Lp/Cpp Crp 144@
  6.750%, 06/01/10                                                        75              78
                                                                               -------------
                                                                                       2,265
                                                                               -------------

HOME FURNISHINGS - HOUSEWARES -- 0.3%
Sealy Mattress Co.
  8.250%, 06/15/14                                                       275             278
                                                                               -------------

HOTELS & GAMING -- 4.0%
American Casino & Entertainment Properties LLC 144A @
  7.850%, 02/01/12                                                       325             345
Ameristar Casinos, Inc.
  10.750%, 02/15/09                                                      225             245
Argosy Gaming Co.
  7.000%, 01/15/14                                                       100             110
  9.000%, 09/01/11                                                        25              27
Boyd Gaming Corp.
  6.750%, 04/15/14 144A @                                                200             205
  7.750%, 12/15/12 144A @                                                 75              80
  8.750%, 04/15/12 144A @                                                 25              27
Isle of Capri Casinos, Inc.
  7.000%, 03/01/14                                                       125             126
Las Vegas Sands Corp.
  6.375%, 02/15/15                                                        25              24
Mandalay Resort Group
  10.250%, 08/01/07                                                      175             193
Meristar Hospitality Corp.
  9.000%, 01/15/08                                                        75              78
  9.125%, 01/15/11                                                       125             131
MGM Mirage
  8.500%, 09/15/10                                                       225             250
  9.750%, 06/01/07                                                       225             244
Mohegan Tribal Gaming
  6.125%, 02/15/13 144A @                                                175             177
  6.875%, 02/15/15                                                       150             153
Penn National Gaming Inc.
  6.750%, 03/01/15                                                        25              25
Resort International Hotel & Casino Inc.
  11.500%, 03/15/09                                                       25              28
Seneca Gaming Corp. 144A
  7.250%, 05/01/12                                                       175             181
Station Casinos, Inc.
  6.000%, 04/01/12                                                       150             152
  6.500%, 02/01/14                                                        25              26
  6.875%, 03/01/16                                                       150             154
  6.875%, 03/01/16 144A @                                                150             154
Trump Entertainment Resorts
  8.500%, 06/15/15                                                       150             146
Wynn Las Vegas LLC/Corp. 144A @
  6.625%, 12/01/14                                                       150             146
                                                                               -------------
                                                                                       3,427
                                                                               -------------

HOTELS & RESORTS -- 1.2%
Host Marriott Corp, 144A @
  6.375%, 03/15/15                                                       150             148
John Q. Hammons Hotels, Inc.
  8.875%, 05/15/12                                                       350             381
La Quinta Properties, Inc.
  7.000%, 08/15/12 144A @                                                 75              78
  8.875%, 03/15/11                                                       400             433
                                                                               -------------
                                                                                       1,040
                                                                               -------------

                                                                    PAR            VALUE
                                                                   (000)          (000)+/-
--------------------------------------------------------------------------------------------
MACHINERY & HEAVY EQUIPMENT -- 1.1%
Case New Holland, Inc. 144A @
  9.250%, 08/01/11                                             $         225   $         236
Dresser-Rand Group, Inc. 144A @
  7.375%, 11/01/14                                                        75              78
JLG Industries, Inc.
  8.375%, 06/15/12                                                       179             187
National Waterworks, Inc.
  10.500%, 12/01/12                                                      375             422
                                                                               -------------
                                                                                         923
                                                                               -------------

MANUFACTURING -- 1.6%
Accuride Corp.
  8.500%, 02/01/15                                                       275             269
Aearo Corp. 144A @
  8.250%, 04/15/12                                                       200             200
Foundation PA Coal Co. 144A @
  7.250%, 08/01/14                                                       175             184
General Cable Corp.
  9.500%, 11/15/10                                                       150             160
KI Holdings, Inc. 144A @**
  5.990%, 11/15/14                                                       375             218
Maax Corp. 144A @
  9.750%, 06/15/12                                                       150             132
The Manitowoc Co., Inc.
  7.125%, 11/01/13                                                        75              78
Valmont Industries, Inc.
  6.875%, 05/01/14                                                       150             150
                                                                               -------------
                                                                                       1,391
                                                                               -------------

MEDICAL SERVICES & EQUIPMENT -- 1.0%
DaVita, Inc. 144A @
  6.625%, 03/15/13 144A @                                                 75              77
  7.250%, 03/15/15 144A @                                                225             231
Quintiles Transnational Corp.
  10.000%, 10/01/13                                                      175             192
U.S. Oncology, Inc.
  9.000%, 08/15/12                                                       125             134
  10.750%, 08/15/14                                                       75              82
Warner Chilcott Corp.
  8.750%, 02/01/15                                                       125             121
                                                                               -------------
                                                                                         837
                                                                               -------------

MEDICAL SUPPLIES & EQUIPMENT -- 1.0%
Amerisourcebergen Corp.
  8.125%, 09/01/08                                                       225             244
Biovail Corp.
  7.875%, 04/01/10                                                       175             179
Medquest, Inc.
  11.875%, 08/15/12                                                      100              95
MQ Associates, Inc.^
  12.250%**, 08/15/12                                                    150              78
VWR International, Inc.
  6.875%, 04/15/12 144A @                                                 50              49
  8.000%, 04/15/14 144A @                                                250             238
                                                                               -------------
                                                                                         883
                                                                               -------------

METAL COMPONENTS & PRODUCTS -- 1.3%
Algoma Steel, Inc.
  11.000%, 12/31/09                                                      150             161
Century Aluminum Co.
  7.500%, 08/15/14                                                       125             123
Gerdau AmeriSteel Corp.
  10.375%, 07/15/11                                                      175             190
Earle M. Jorgensen Co.
  9.750%, 06/01/12                                                       375             405
Novelis, Inc. 144A @
  7.250%, 02/15/15                                             $         225   $         226
                                                                               -------------
                                                                                       1,105
                                                                               -------------

METALS & MINING -- 0.2%
Arch Western Finance LLC
  6.750%, 07/01/13                                                        75              77
Neenah Corp. 144A @^
  11.000%, 09/30/10                                                      125             136
                                                                               -------------
                                                                                         213
                                                                               -------------

OFFICE PROPERTY -- 0.2%
Saul Centers, Inc.
  7.500%, 03/01/14                                                       150             155
                                                                               -------------

OIL & GAS -- 5.5%
AmeriGas Partners LP
  7.250%, 05/20/15 144A @                                                375             390
  10.000%, 04/15/06^                                                     250             258
ANR Pipeline Co.
  8.875%, 03/15/10                                                        50              55
Compton Petroleum Corp. 144A @
  9.900%, 05/15/09                                                        25              27
Denbury Resources, Inc.
  7.500%, 04/01/13                                                       200             209
Dynegy Roseton/Danskammer LLC 144A @
  7.270%, 11/08/10                                                       175             176
Encore Acquisition Co.
  8.375%, 06/15/12                                                       100             108
Ferrellgas Partners LP
  8.750%, 06/15/12                                                       350             350
Forest Oil Corp.
  8.000%, 12/15/11                                                       100             110
Grant Prideco, Inc.
  9.000%, 12/15/09                                                        50              55
Hanover Compressor Co.
  8.028%**, 03/31/07                                                      25              22
  9.000%, 06/01/14                                                        75              80
Hanover Equipment Trust
  8.750%, 09/01/11                                                       175             186
James River Coal Co.
  9.375%, 06/01/12                                                       175             179
Magnum Hunter Resources, Inc.
  9.600%, 03/15/12                                                        32              36
Ocean Rig Norway 144A
  8.375%, 07/01/13                                                       225             228
Parker Drilling Co. 144A @^
  10.125%, 11/15/09                                                       62              65
Pride International, Inc.
  7.375%, 07/15/14                                                       150             165
Range Resources Corp.
  6.375%, 03/15/15 144A @                                                150             149
  7.375%, 07/15/13                                                        25              27
Southern Natural Gas Co.
  8.875%, 03/15/10                                                       150             165
Stone Energy Corp.
  6.750%, 12/15/14                                                        50              49
  8.250%, 12/15/11                                                       175             183
Swift Energy Co.
  7.625%, 07/15/11                                                       125             130
Universal Compression, Inc.
  7.250%, 05/15/10                                                       200             209

                                                                    PAR            VALUE
                                                                   (000)          (000)+/-
--------------------------------------------------------------------------------------------
OIL & GAS -- (CONTINUED)
Whiting Petroleum Corp.
  7.250%, 05/01/13                                             $         150   $         153
Williams Cos., Inc.
  7.500%, 01/15/31                                                       150             162
  7.625%, 07/15/19                                                        50              56
  7.750%, 06/15/31                                                       100             110
  8.125%, 03/15/12                                                       575             653
                                                                               -------------
                                                                                       4,745
                                                                               -------------

PAPER & RELATED PRODUCTS -- 2.4%
Boise Cascade LLC 144A @
  7.125%, 10/15/14                                                       325             319
Georgia-Pacific Corp.
  8.875%, 02/01/10                                                        75              85
  9.375%, 02/01/13                                                       250             283
Longview Fibre Co.
  10.000%, 01/15/09                                                      450             479
MDP Acquisitions Plc
  9.625%, 10/01/12                                                       350             350
Newpage Corp. 144A @
  9.460%, 05/01/12 144A @                                                 75              75
  10.000%, 05/01/12 144A @                                               175             176
  12.000%, 05/01/13 144A @                                                75              74
Norske Skog Canada Ltd
  7.375%, 03/01/14                                                       200             196
                                                                               -------------
                                                                                       2,037
                                                                               -------------

PHARMACEUTICALS -- 0.6%
Jean Coutu Group, Inc.
  7.625%, 08/01/12 144A @                                                250             258
  8.500%, 08/01/14 144A @                                                250             247
                                                                               -------------
                                                                                         505
                                                                               -------------

PRINTING & PUBLISHING -- 3.3%
Affinity Group, Inc.
  9.000%, 02/15/12                                                       125             126
American Achievement Corp.
  8.250%, 04/01/12                                                       275             276
Canwest Media, Inc.
  10.625%, 05/15/11                                                      275             300
Dex Media East LLC
  9.875%, 11/15/09                                                        75              83
  12.125%, 11/15/12                                                      292             350
Dex Media, Inc.
  8.000%, 11/15/13                                                        75              80
Dex Media Finance/West
  8.500%, 08/15/10                                                        50              54
  9.875%, 08/15/13                                                       492             561
Houghton Mifflin Co.
  8.250%, 02/01/11                                                       150             156
  9.875%, 02/01/13                                                       100             107
Morris Publishing
  7.000%, 08/01/13                                                       175             171
Nebraska Book Co., Inc.
  8.625%, 03/15/12                                                       225             210
Primedia, Inc.
  8.000%, 05/15/13 144A @                                                 25              25
  8.875%, 05/15/11                                                       150             157
Vertis, Inc.
  9.750%, 04/01/09                                                       125             130
  10.875%, 06/15/09                                                      100              95
                                                                               -------------
                                                                                       2,881
                                                                               -------------

RESTAURANTS -- 0.8%
El Pollo Loco Inc. 144A @
  9.250%, 12/15/09                                             $         175   $         183
Landry's Restaurants, Inc.
  7.500%, 12/15/14                                                       175             169
O'Charley's, Inc.
  9.000%, 11/01/13                                                       200             216
Perkins Family Restaurants L.P.
  10.125%, 12/15/07                                                      100             101
                                                                               -------------
                                                                                         669
                                                                               -------------

RETAIL -- 1.3%
Amazon.Com Inc.
  4.750%, 02/01/09                                                       164             157
Dollar Financial Group, Inc. 144A @
  9.750%, 11/15/11                                                       175             180
Movie Gallery Inc. 144A@
  11.000%, 05/01/12                                                      200             210
The Pantry, Inc.
  7.750%, 02/15/14                                                       200             204
Pathmark Stores, Inc.
  8.750%, 02/01/12                                                       150             147
Real Mex Restaurants Inc.
  10.250%, 04/01/10                                                       75              79
Suburban Propane Partners @144A
  6.875%, 12/15/13                                                       200             190
                                                                               -------------
                                                                                       1,167
                                                                               -------------

SERVICES - COMMERCIAL -- 1.4%
Brand Intermediate Holdings, Inc. 144A @^
  13.000%, 10/15/13                                                      170             177
Brickman Group Ltd.
  11.750%, 12/15/09                                                      150             170
Coinmatch Corp.
  9.000%, 02/01/10                                                       126             129
Great Lakes Dredge & Dock Co.
  7.750%, 12/15/13                                                        50              38
Interface, Inc.
  9.500%, 02/01/14                                                        25              25
  10.375%, 02/01/10                                                      350             385
Mail-Well, Inc.
  9.625%, 03/15/12                                                       150             162
Williams Scotsman, Inc.
  10.000%, 08/15/08                                                      100             111
                                                                               -------------
                                                                                       1,197
                                                                               -------------

SPECIAL PURPOSE ENTITY -- 2.1%
Canwest Media Inc. 144A @
  8.000%, 09/15/12                                                       312             329
AAC Group Holding Corp 144A @
  10.250%**, 10/01/12                                                    100              68
Crystal US Holdings 3 LLC/Crystal US Sub 3 Corp.
  3.704%**, 10/01/14                                                     439             305
  3.993%**, 10/01/14                                                      91              64
Jsg Funding Plc, Sr. Subordinated
  7.750%, 04/01/15                                                       200             164
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co.
  6.875%, 12/15/11                                                       100              98
RMCC Acquisition Co. 144A @
  9.500%, 11/01/12                                                       175             167
Universal City Florida Holding Co.
  7.960%, 05/01/10                                                        50              52
  8.375%, 05/01/10                                                       175             182
  11.750%, 04/01/10                                                      375             430
                                                                               -------------
                                                                                       1,859
                                                                               -------------

                                                                    PAR            VALUE
                                                                   (000)          (000)+/-
--------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 10.3%
American Tower Corp.
  3.000%, 08/15/12                                             $         150   $         179
  7.125%, 10/15/12                                                       200             211
  7.250%, 12/01/11                                                        50              53
  7.500%, 05/01/12 144A @                                                 25              27
AT&T Corp.
  9.050%, 11/15/11                                                       250             288
Call-Net Enterprises, Inc.
  10.625%, 12/31/08                                                      300             323
Centennial Communications Corp.
  8.125%, 02/01/14                                                       100             106
  10.125%, 06/15/13                                                      100             113
DirecTV Holdings
  6.375%, 06/15/15 144A @                                                225             224
  8.375%, 03/15/13                                                        65              72
Eircom Funding
  8.250%, 08/15/13                                                       250             271
Horizon PCS, Inc. 144A @
  11.375%, 07/15/12                                                      100             112
Inmarsat Finance Plc
  7.625%, 06/30/12                                                       100             106
  10.375%**, 11/15/12 144A @                                             100              79
Insight Midwest LP/Insight Capital, Inc.
  9.750%, 10/01/09                                                       100             104
Intelsat Bermuda Ltd 144A@
  7.794%, 01/15/12                                                       350             356
IPCS, Inc.
  11.500%, 05/01/12                                                      125             139
Loral Cyberstar, Inc.#
  10.000%, 07/15/06                                                      275             212
Lucent Technologies, Inc.
  5.500%, 11/15/08                                                       125             124
MCI, Inc.
  7.688%, 05/01/09                                                       251             261
Nextel Communications, Inc.
  6.875%, 10/31/13                                                       175             187
  7.375%, 08/01/15                                                       675             729
Nextel Partners, Inc.
  8.125%, 07/01/11                                                       200             217
Orbital Imaging Corp.^
  13.625%, 06/30/08                                                       25              27
Panamsat Corp. 144A @
  9.000%, 08/15/14                                                       237             259
PanAmSat Holding Corp.**
  4.517%, 11/01/14                                                        25              17
Primus Telecommunications Group, Inc.
  8.000%, 01/15/14                                                       200             106
  12.750%, 10/15/09^                                                      25              11
Qwest Communications International, Inc.
  7.500%, 02/15/14                                                       325             308
Qwest Corp., 144A @
  6.671%, 06/15/13                                                       225             230
Qwest Services Corp. 144A @
  13.500%, 12/15/10                                                      575             664
Rogers Cable, Inc. 144A @
  6.750%, 03/15/15                                                       225             230
Rogers Wireless Communications, Inc.
  7.500%, 03/15/15 144A @                                                100             109
  8.000%, 12/15/12 144A @                                                650             700
  9.625%, 05/01/11                                                       250             293
Time Warner Telecom LLC
  9.750%, 07/15/08                                             $         255   $         256
Time Warner Telecom, Inc.
  10.125%, 02/01/11                                                      225             225
Syniverse Technologies, Inc.
  12.750%, 02/01/09                                                      225             249
Ubiquitel Operating Co. 144A @
  9.875%, 03/01/11                                                       200             220
US Lec Corp.
  11.890%, 10/01/09                                                      175             181
US Unwired, Inc.
  10.000%, 06/15/12                                                      275             306
Zues Special Sub Lmtd
  9.250%, 02/01/15                                                       100              67
                                                                               -------------
                                                                                       8,951
                                                                               -------------

TEXTILES & APPAREL -- 0.9%
Tandus Group
  9.750%, 02/15/10                                                       225             233
Invista 144A @
  9.250%, 05/01/12                                                       525             573
                                                                               -------------
                                                                                         806
                                                                               -------------

TOBACCO -- 0.3%
RJ Reynolds Tobacco Hold 144A
  6.500%, 07/15/10                                                       275             275
                                                                               -------------

TRANSPORTATION & RELATED SERVICES -- 2.0%
CHC Helicopter Corp.
  7.375%, 05/01/14                                                       150             150
Laidlaw International, Inc.
  10.750%, 06/15/11                                                      425             498
Petroleum Helicopters, Inc.
  9.375%, 05/01/09                                                       200             210
Tfm Sa De Cv 144A
  9.375%, 05/01/12                                                       100             104
TravelCenters of America, Inc.
  12.750%, 05/01/09                                                      500             545
Worldspan Lp/Ws Fin Corp. 144A
  9.024%, 02/15/11                                                       275             250
                                                                               -------------
                                                                                       1,757
                                                                               -------------

WASTE MANAGEMENT -- 1.4%
Allied Waste North America, Inc.
  7.875%, 04/15/13                                                       350             358
  8.875%, 04/01/08                                                       175             184
  9.250%, 09/01/12                                                       100             108
Casella Waste Systems, Inc.
  9.750%, 02/01/13                                                       400             432
IMCO Recycling Escrow, Inc. 144A @
  9.000%, 11/15/14                                                       150             155
                                                                               -------------
                                                                                       1,237
                                                                               -------------
TOTAL CORPORATE BONDS
(COST $78,611)                                                                        79,881
                                                                               -------------

                                                                 NUMBER OF
                                                                   SHARES
--------------------------------------------------------------------------------------------
COMMON STOCKS -- 3.3%

AGRICULTURAL PRODUCTS -- 0.2%
UAP Holding Corp.                                                     10,575             176
                                                                               -------------

AUTOMOBILES & RELATED -- 0.4%
American Axle & Manufacturing Holdings, Inc.                           9,350             236
TRW Automotive Holdings Corp.*                                         3,875              95
                                                                               -------------
                                                                                         331
                                                                               -------------

                                                                 NUMBER OF         VALUE
                                                                   SHARES         (000)+/-
--------------------------------------------------------------------------------------------
BROADCAST/MEDIA -- 0.1%
Spanish Braodcasting System^                                             100   $         107
                                                                               -------------

ENERGY RESOURCES & SERVICES -- 0.5%
Duke Energy Corp.                                                      3,200              95
FirstEnergy Corp.                                                      2,100             101
NiSource, Inc.                                                         7,900             195
NRG Energy, Inc.*                                                        350              13
Teco Energy, Inc.                                                      3,775              72
                                                                               -------------
                                                                                         476
                                                                               -------------

FOOD & BEVERAGES -- 0.2%
Interstate Bakeries Corp.*^                                           28,000             186
                                                                               -------------

HOTELS & GAMING -- 0.0%
Las Vegas Sands Corp.*                                                   600              21
                                                                               -------------

OIL & GAS -- 0.2%
Williams Cos., Inc.                                                    8,000             152
                                                                               -------------

RETAIL -- 0.0%
Pathmark Stores, Inc.*^                                                1,532              13
                                                                               -------------

TELECOMMUNICATIONS -- 1.5%
Nextel Communications, Inc.*                                           7,150             231
Nextel Partners, Inc.*                                                 8,000             201
Orbimage, Inc.*                                                        3,278              46
Rogers Wireless Communications, Inc.                                   8,425             277
Sprint Corp.                                                           8,550             215
Telus Corp.                                                            8,675             295
Time Warner Telecom, Inc.*                                             8,000              47
                                                                               -------------
                                                                                       1,312
                                                                               -------------

WASTE MANAGEMENT -- 0.1%
Synagro Techonologies, Inc.                                           24,100             117
                                                                               -------------

TOTAL COMMON STOCKS
(COST $2,694)                                                                          2,891
                                                                               -------------

PREFERRED STOCKS -- 0.5%

BROADCAST/MEDIA -- 0.0%
Paxson Communications Corp. 144A 13.250% @                                14               1
                                                                               -------------

ENERGY RESOURCES & SERVICES -- 0.3%
NRG Energy, Inc.*                                                        200             219
                                                                               -------------

PRINTING & PUBLISHING -- 0.1%
Primedia, Inc.^                                                          550              54
                                                                               -------------

TELECOMMUNICATIONS -- 0.0%
Dobson Communications Corp. 12.250%*^                                      1               1
Pegasus Satellite Comm., Inc. 12.750% 144A @^*                           296               3
                                                                               -------------
                                                                                           4
                                                                               -------------

TEXTILES & APPAREL -- 0.1%
Anvil Holdings, Inc. 13.000% 144A @*^                                 13,020              91
                                                                               -------------

TOTAL PREFERRED STOCKS
(COST $728)                                                                              369
                                                                               -------------

                                                                    PAR            VALUE
                                                                   (000)          (000)+/-
--------------------------------------------------------------------------------------------
WARRANTS -- 0.0%

ASAT Finance 144A @*^                                          $         100   $           0
Cybernet Internet Services 144A @*^                                      150               0
IPCS, Inc. 144A @*^                                                      300               0
KMC Telecom Holdings, Inc. 144A @*^                                      200               0
MDP Acquisitions Plc*^                                                   100               2
Mikohn Gaming Corp. 144A @*^                                             300               9
Orbimage, Inc.*^                                                         613               3
Pathmark Stores, Inc. 144A @*^                                         2,350               1
SW Acquistion LP 144A @*^                                                200               6
TravelCenters of America, Inc.*^                                       1,800               2
TravelCenters of America, Inc.*^                                         500               1
Ubiquitel, Inc. 144A @*^                                                 900               0
                                                                               -------------
TOTAL WARRANTS
(COST $157)                                                                               24
                                                                               -------------

SHORT-TERM INVESTMENTS -- 2.0%

T. Rowe Price Reserve Investment Fund                              1,754,439           1,754
(COST $1,754)

TOTAL INVESTMENTS -- 98.0%
  (COST $83,944)(a)                                                                   84,919
                                                                               -------------

OTHER ASSETS IN EXCESS
  OF LIABILITES -- 2.0%                                                                1,711
                                                                               -------------

NET ASSETS APPLICABLE TO 10,910,248
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                             $      86,630
                                                                               =============

NET ASSET VALUE, OFFERING AND                                                  $        7.94
  REDEMPTION PRICE PER SHARE                                                   =============

----------
@ Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other "accredited investors." Unless otherwise indicated, security is considered liquid.
*    Non-Income Producing Security
**   Effective Yield
#    Security in Default
^    Illiquid Security
+/-  See Note 1 to Financial Statements.
(a) At June 30, 2005, the cost for Federal income tax purposes was $83,977,588. Net unrealized appreciation was $941,459. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $2,997,425 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $2,055,966.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.

STATEMENT OF NET ASSETS -- JUNE 30, 2005 (UNAUDITED)

THE FLEXIBLY MANAGED FUND

                                                                   NUMBER          VALUE
                                                                 OF SHARES        (000)+/-
--------------------------------------------------------------------------------------------
COMMON STOCKS -- 72.3%

AEROSPACE & DEFENSE -- 1.1%
Lockheed Martin Corp.                                                172,000   $      11,158
                                                                               -------------

AGRICULTURAL PRODUCTS -- 1.8%
Potash Corp. of Saskatchewan, Inc.+                                  181,000          17,300
                                                                               -------------

BANKING -- 0.3%
Royal Bank of Scotland Group Plc                                     115,000           3,474
                                                                               -------------

BROADCAST/MEDIA -- 3.1%
Comcast Corp.*+                                                      290,000           8,903
Meredith Corp.                                                       157,000           7,702
Time Warner, Inc.*                                                   805,000          13,452
                                                                               -------------
                                                                                      30,057
                                                                               -------------

CHEMICALS -- 2.4%
Du Pont (E.I.) De Nemours and Co.                                    207,000           8,903
Great Lakes Chemical Corp.                                           213,000           6,703
Octel Corp.                                                          453,000           8,154
                                                                               -------------
                                                                                      23,760
                                                                               -------------

COMPUTER SERVICES & SOFTWARE -- 3.4%
First Data Corp.                                                     260,000          10,436
Microsoft Corp.                                                      927,000          23,027
                                                                               -------------
                                                                                      33,463
                                                                               -------------

COMPUTERS & OFFICE EQUIPMENT -- 0.7%
Hewlett-Packard Co.+                                                 291,000           6,841
                                                                               -------------

CONSUMER PRODUCTS -- 4.6%
Altria Group, Inc.+                                                  187,000          12,091
Fortune Brands, Inc.                                                  92,000           8,170
Hasbro, Inc.                                                         274,000           5,697
Loews Corp.- Carolina Group                                          188,000           6,264
Newell Rubbermaid, Inc.+                                             525,000          12,516
                                                                               -------------
                                                                                      44,738
                                                                               -------------

DIVERSIFIED OPERATIONS -- 1.3%
Honeywell International, Inc.                                        179,000           6,557
Tyco International Ltd.                                              208,500           6,088
                                                                               -------------
                                                                                      12,645
                                                                               -------------

ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 2.4%
Intel Corp.+                                                         293,000           7,635
KLA-Tencor Corp.                                                     100,000           4,370
Texas Instruments, Inc.+                                             425,000          11,930
                                                                               -------------
                                                                                      23,935
                                                                               -------------

ENERGY RESOURCES & SERVICES -- 5.4%
Duke Energy Corp.                                                    467,000          13,884
Exelon Corp.                                                          63,000           3,234
FirstEnergy Corp.                                                    284,065          13,667
NiSource, Inc.                                                       306,000           7,567
Pinnacle West Capital Corp.                                           85,000           3,778
Texas Utilities Co.                                                   80,000           6,647
Unisource Energy Corp.                                               138,700           4,265
                                                                               -------------
                                                                                      53,042
                                                                               -------------

ENTERTAINMENT & LEISURE -- 0.3%
The Walt Disney Co.                                                  111,000           2,795
                                                                               -------------

FINANCE -- 3.1%
Lehman Brothers Holdings, Inc.                                        84,000           8,340
Prudential Financial, Inc.                                           158,000          10,374
Charles Schwab Corp.                                               1,058,000          11,934
                                                                               -------------
                                                                                      30,648
                                                                               -------------

FOOD & BEVERAGES -- 2.5%
Coca-Cola Co.                                                        223,000   $       9,310
General Mills, Inc.+                                                 321,000          15,020
                                                                               -------------
                                                                                      24,330
                                                                               -------------

HOTELS & RESORTS -- 0.4%
Marriott International, Inc.                                          64,000           4,366
                                                                               -------------

INSURANCE -- 9.2%
American International Group, Inc.                                   217,000          12,608
Assurant, Inc.                                                       285,000          10,288
Genworth Financial, Inc.                                             337,000          10,188
Hartford Financial Services Group, Inc.                               51,400           3,844
Loews Corp.                                                          133,000          10,308
Marsh & McLennan Cos., Inc.+                                         555,000          15,374
SAFECO Corp.                                                         209,000          11,357
St. Paul Cos., Inc.+                                                 142,000           5,613
White Mountains Insurance Group Ltd.                                  16,000          10,093
                                                                               -------------
                                                                                      89,673
                                                                               -------------

MACHINERY & HEAVY EQUIPMENT -- 1.0%
Deere & Co.                                                          152,000           9,954
                                                                               -------------

MEDICAL SERVICES & EQUIPMENT -- 1.9%
Baxter International, Inc.                                           216,000           8,013
Cardinal Health, Inc.                                                182,000          10,480
                                                                               -------------
                                                                                      18,493
                                                                               -------------

MEDICAL SUPPLIES & EQUIPMENT -- 1.0%
Boston Scientific Corp.*                                             361,000           9,748
                                                                               -------------

METAL COMPONENTS & PRODUCTS -- 0.7%
Alcoa, Inc.                                                           97,000           2,535
Nucor Corp.+                                                          92,000           4,197
                                                                               -------------
                                                                                       6,732
                                                                               -------------

METALS & MINING -- 2.6%
Newmont Mining Corp.                                                 382,200          14,917
Teck Cominco Ltd.                                                    328,184          11,076
                                                                               -------------
                                                                                      25,993
                                                                               -------------

OIL & GAS -- 6.3%
Amerada Hess Corp.                                                   157,000          16,722
Baker Hughes, Inc.                                                   174,000           8,902
Chevron Corp.+                                                        80,880           4,522
Devon Energy Corp.                                                    76,990           3,902
Imperial Oil Ltd.                                                     81,000           6,748
Murphy Oil Corp.                                                     204,000          10,655
Royal Dutch Petroleum Co. ADR                                        153,000           9,930
                                                                               -------------
                                                                                      61,381
                                                                               -------------

PAPER & RELATED PRODUCTS -- 1.6%
Bowater, Inc.+                                                       125,000           4,046
International Paper Co.                                              150,000           4,532
Potlatch Corp.+                                                      132,000           6,907
                                                                               -------------
                                                                                      15,485
                                                                               -------------

PHARMACEUTICALS -- 5.1%
AmerisourceBergen Corp.+                                             174,309          12,053
Bristol-Myers Squibb Co.                                             259,000           6,470
Merck & Co., Inc.                                                    369,000          11,365
Schering-Plough Corp.+                                               340,000           6,480
Wyeth                                                                295,000          13,128
                                                                               -------------
                                                                                      49,496
                                                                               -------------

PRINTING & PUBLISHING -- 1.0%
New York Times Co.+                                                  104,000           3,240
Washington Post Co., Class B                                           8,100           6,763
                                                                               -------------
                                                                                      10,003
                                                                               -------------

                                                                   NUMBER          VALUE
                                                                 OF SHARES        (000)+/-
--------------------------------------------------------------------------------------------
RETAIL -- 2.1%
CVS Corp.                                                            318,000   $       9,244
Home Depot, Inc.+                                                    157,000           6,107
Petrie Stores Corp.*                                               1,380,000             483
RadioShack Corp.+                                                    193,000           4,472
                                                                               -------------
                                                                                      20,306
                                                                               -------------

SERVICES - COMMERCIAL -- 0.9%
ServiceMaster Co.                                                    629,100           8,425
                                                                               -------------

TELECOMMUNICATIONS -- 3.1%
Qwest Communications International, Inc.*                          1,673,100           6,207
Sprint Corp.+                                                        396,000           9,936
Telus Corp.                                                           19,900             677
Telus Corp. ADR                                                       75,000           2,636
Verizon Communications, Inc.                                         304,000          10,503
                                                                               -------------
                                                                                      29,959
                                                                               -------------

TRANSPORTATION & RELATED SERVICES -- 2.4%
Burlington Northern Santa Fe Corp.                                   126,000           5,932
CSX Corp.                                                            177,000           7,551
Ryder Systems, Inc.                                                  269,000           9,845
                                                                               -------------
                                                                                      23,328
                                                                               -------------

WASTE MANAGEMENT -- 0.6%
Waste Management, Inc.                                               209,000           5,923
                                                                               -------------

TOTAL COMMON STOCKS
(COST $516,103)                                                                      707,451
                                                                               -------------

                                                                    PAR
                                                                   (000)
--------------------------------------------------------------------------------------------
CORPORATE BONDS -- 16.1%

BROADCAST/MEDIA -- 2.9%
Liberty Media Corp.+
  0.750%, 03/30/23+                                            $      14,700          15,508
  3.250%, 03/15/31                                                    13,265          10,148
XM Satellite Radio Holdings, Inc.
  12.000%, 06/15/10                                                      777             874
  16.433%**, 12/31/09                                                  1,415           1,461
                                                                               -------------
                                                                                      27,991
                                                                               -------------

COMPUTER SERVICES & SOFTWARE -- 0.4%
Red Hat, Inc. 144A @
  0.500%, 01/15/24                                                     4,405           3,706
                                                                               -------------

DIVERSIFIED OPERATIONS -- 0.5%
Tyco International Ltd.
  2.750%, 01/15/18 144A @                                              2,350           3,032
  3.125%, 01/15/23 144A @                                              1,175           1,624
                                                                               -------------
                                                                                       4,656
                                                                               -------------

ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 0.6%
Agilent Technologies, Inc.
  3.000%, 12/01/21                                                     4,895           4,828
Oak Industries, Inc.
  4.875%, 03/01/08                                                     1,000           1,070
                                                                               -------------
                                                                                       5,898
                                                                               -------------

FINANCE -- 1.2%
CapitalSource, Inc. 144A @
  3.500%, 07/15/34                                                     3,250           2,941
General Motors Acceptance Corp.
  6.750%, 12/01/14                                                    10,000           8,947
                                                                               -------------
                                                                                      11,888
                                                                               -------------

                                                                    PAR            VALUE
                                                                   (000)          (000)+/-
--------------------------------------------------------------------------------------------
FOOD & BEVERAGES -- 1.0%
General Mills, Inc.
  1.905%**, 10/28/22                                           $      13,400   $       9,447
                                                                               -------------

HOTELS & RESORTS -- 0.6%
Host Marriott Corp. 144A @
  3.250%, 03/15/24                                                     5,660           6,276
                                                                               -------------

INSURANCE -- 1.0%
American International Group, Inc.+
  1.581%**, 11/09/31                                                   1,721           1,147
Radian Group, Inc.
  2.250%, 01/01/22                                                     1,700           1,692
Scottish Re Group Ltd.
  4.500%, 12/01/22                                                       349             411
Selective Insurance Group
  1.616%, 09/24/32                                                     3,600           2,340
USF&G Corp.
  8.652%**, 03/03/09                                                   4,784           3,988
                                                                               -------------
                                                                                       9,578
                                                                               -------------

OIL & GAS -- 0.7%
Schlumberger Ltd.+
  1.500%, 06/01/23+                                                    1,758           2,017
  2.125%, 06/01/23                                                     4,326           4,856
                                                                               -------------
                                                                                       6,873
                                                                               -------------

PAPER & RELATED PRODUCTS -- 1.1%
International Paper Co.
  3.831**%, 06/20/21                                                  19,875          10,832
                                                                               -------------

PHARMACEUTICALS -- 3.0%
AtheroGenics, Inc. 144A @
  1.500%, 02/01/12                                                       375             296
Human Genome Sciences, Inc. 144A @
  2.250%, 10/15/11                                                     3,685           3,501
King Pharmaceuticals, Inc.
  2.750%, 11/15/21                                                     3,900           3,710
Roche Holdings, Inc. 144A @+
  4.497%**, 07/25/21                                                  32,550          22,375
                                                                               -------------
                                                                                      29,882
                                                                               -------------

RETAIL -- 0.1%
Lowe's Cos., Inc.
  3.205%**, 02/16/21                                                   1,300           1,244
                                                                               -------------

TELECOMMUNICATIONS -- 2.7%
Corning, Inc.
  7.861%**, 11/08/15                                                  12,150           9,598
Crown Castle International Corp.
  4.000%, 07/15/10                                                     3,000           6,176
Lucent Technologies, Inc.+
  8.000%, 08/01/31                                                    10,200          10,481
                                                                               -------------
                                                                                      26,255
                                                                               -------------

TRANSPORTATION & RELATED SERVICES -- 0.3%
Delta Air Lines, Inc.
  8.000%, 06/03/23+                                                    1,100             396
  2.875%, 02/18/24 144A @                                              8,210           2,730
                                                                               -------------
                                                                                       3,126
                                                                               -------------
TOTAL CORPORATE BONDS
(COST $155,613)                                                                      157,652
                                                                               -------------

                                                                   NUMBER          VALUE
                                                                 OF SHARES        (000)+/-
--------------------------------------------------------------------------------------------
PREFERRED STOCKS -- 7.5%

AUTOMOBILES & RELATED -- 2.0%
Ford Motor Co. Capital Trust II 6.500%                               150,000   $       6,050
General Motors Corp. Conv. A                                         145,000           2,691
General Motors Corp. Conv. B                                         431,400          10,492
                                                                               -------------
                                                                                      19,233
                                                                               -------------

CHEMICALS -- 0.3%
Hercules, Inc.                                                         4,083           3,185
                                                                               -------------

CONSUMER PRODUCTS -- 1.0%
Newell Financial Trust I 5.250%                                      224,300           9,785
                                                                               -------------

CONTAINERS -- 0.6%
Owens-Illinois, Inc.*                                                133,100           5,393
                                                                               -------------

ENERGY RESOURCES & SERVICES -- 0.6%
Entergy Gulf States, Inc. 7.000%                                       3,424             178
NRG Energy, Inc.*                                                      5,600           6,137
                                                                               -------------
                                                                                       6,315
                                                                               -------------

INSURANCE -- 1.8%
Fortis Insurance NV 7.750%                                             1,600           1,750
Genworth Financial, Inc. +                                           156,000           5,359
Scottish Re Group Ltd. 5.875%                                        135,000           3,807
Travelers Property Casualty Corp. 4.500%+                            282,000           6,311
                                                                               -------------
                                                                                      17,227
                                                                               -------------

MEDICAL SERVICES & EQUIPMENT -- 0.1%
Baxter International, Inc.                                            16,000             885
                                                                               -------------

OIL & GAS -- 0.6%
Amerada Hess Corp.+                                                   65,000           5,956
                                                                               -------------

PHARMACEUTICALS -- 0.4%
Schering-Plough Corp.                                                 79,000           4,027
                                                                               -------------

WASTE MANAGEMENT -- 0.1%
Allied Waste Industries, Inc.                                          4,600           1,135
                                                                               -------------

TOTAL PREFERRED STOCKS
(COST $65,719)                                                                        73,141
                                                                               -------------

SHORT-TERM INVESTMENTS -- 4.0%

T. Rowe Price Reserve Investment Fund
(COST $39,402)                                                    39,401,708          39,402
                                                                               -------------

TOTAL INVESTMENTS -- 99.9%
  (COST $776,837)(a)                                                                 977,646
                                                                               -------------

                                                                    PAR
                                                                   (000)
--------------------------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL -- 12.7%

Banco Santander FRCD
 3.1850%, 07/13/05                                             $       4,258           4,258
BK Amer VAR RT MSTR NT
 3.5170%, 07/01/05                                                     7,166           7,166
Countrywide ABCP
 3.3170%, 07/22/05                                                     1,312           1,312
CSFB TD
 3.3750%, 07/01/05                                                    26,301          26,301
Goldman Sachs CP
 3.0970%, 07/08/05                                                     1,688           1,688
Goldman Sachs FRN
 3.5170%, 07/01/05                                                    10,076          10,076
Institutional Money Market Trust
 3.3050%, 07/01/05                                             $      22,487   $      22,487
Lehman Bros FRN
 3.4970%, 07/01/05                                                    11,509          11,509
Merrill Lynch VAR RT MSTR NT
 3.5370%, 07/01/05                                                    21,961          21,961
Morgan Stanley FRN
 3.5070%, 07/01/05                                                     2,909           2,909
Natexis FRN
 3.4870%, 07/01/05                                                     4,370           4,370
S E Banken FRN
 3.2100%, 07/17/05                                                       115             115
Sedna Finance Corp. FRN
 3.1900%, 07/15/05                                                     4,733           4,733
Societe Generale TD
 3.3750%, 07/01/05                                                     3,282           3,282
Victory Receivable CP
 3.3090%, 07/27/05                                                     1,800           1,800

TOTAL SECURITIES LENDING COLLATERAL
(COST $123,967)                                                                      123,967
                                                                               -------------

LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (12.6)%                                                           (123,149)
                                                                               -------------

NET ASSETS APPLICABLE TO 37,255,492
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                             $     978,464
                                                                               =============

NET ASSET VALUE, OFFERING AND                                                  $       26.26
  REDEMPTION PRICE PER SHARE                                                   =============

----------
(a) At June 30, 2005, the cost for Federal income tax purposes was $777,937,251. Net unrealized appreciation was $199,709,095. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $238,615,021 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $38,905,926.
+    Security position is either entirely or partially on loan.
*    Non-Income Producing Security
**   Effective Yield
+/-  See Note 1 to Financial Statements.
@ Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the, Securities Act of 1933, as amended, and may be sold only to dealers in the program or other "accredited investors." Unless otherwise indicated, security is considered liquid.
ABCP - Asset Backed Commercial Paper
ADR - American Depository Receipt
CP - Commercial Paper
FRCD - Floating Rate Certificate of Deposit
FRN - Floating Rate Note
MSTR NT - Master Note
TD - Time Deposit
VAR RT - Variable Rate

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.

STATEMENT OF NET ASSETS -- JUNE 30, 2005 (Unaudited)

THE GROWTH STOCK FUND

                                                                   NUMBER          VALUE
                                                                 OF SHARES        (000)+/-
--------------------------------------------------------------------------------------------
COMMON STOCKS -- 97.6%

AGRICULTURAL PRODUCTS -- 0.5%
Monsanto Co.                                                           6,900   $         434
                                                                               -------------

BANKING -- 2.3%
Anglo Irish Bank Corp.                                                44,700             553
Northern Trust Corp.                                                  18,700             853
U.S. Bancorp+                                                         26,000             759
                                                                               -------------
                                                                                       2,165
                                                                               -------------

BROADCAST/MEDIA -- 6.6%
Comcast Corp.*+                                                       34,300           1,028
Liberty Media Corp.*                                                 129,300           1,318
News Corp.                                                            70,700           1,144
Scripps (E.W.) Co.                                                    11,300             551
Time Warner, Inc.*                                                    54,600             912
Univision Communications, Inc.*+                                      28,400             782
Viacom, Inc.                                                          14,900             477
                                                                               -------------
                                                                                       6,212
                                                                               -------------

CABLE OPERATORS -- 0.4%
Echostar Communications Corp.                                         11,600             350
                                                                               -------------

COMPUTER - INTERNET SERVICES & SOFTWARE -- 3.5%
eBay, Inc.*+                                                           9,100             300
Google, Inc.*+                                                         2,000             588
IAC/InterActiveCorp*                                                  14,700             354
Juniper Networks, Inc.*+                                              14,100             355
Symantec Corp.*                                                       21,300             463
VeriSign, Inc.*+                                                       9,300             267
Yahoo!, Inc.*+                                                        27,600             957
                                                                               -------------
                                                                                       3,284
                                                                               -------------

COMPUTER - NETWORK PRODUCTS & SERVICES -- 1.2%
Cisco Systems, Inc.*+                                                 20,200             386
International Game Technology, Inc.                                   26,700             752
                                                                               -------------
                                                                                       1,138
                                                                               -------------

COMPUTER SERVICES & SOFTWARE -- 8.3%
Affiliated Computer Services, Inc.*+                                  16,600             848
Automatic Data Processing, Inc.                                       18,300             768
Electronic Arts, Inc.*+                                                2,800             158
EMC Corp.*                                                            45,200             620
First Data Corp.                                                      20,400             819
Intuit, Inc.*+                                                         5,000             226
Mercury Interactive Corp.*+                                            8,400             322
Microsoft Corp.                                                      106,300           2,640
Oracle Corp.*                                                         61,200             808
Red Hat, Inc.*                                                        15,700             206
Research In Motion Ltd.*+                                              5,200             384
                                                                               -------------
                                                                                       7,799
                                                                               -------------

COMPUTERS & OFFICE EQUIPMENT -- 2.0%
Dell, Inc.*                                                           47,400           1,873
                                                                               -------------

CONSUMER PRODUCTS -- 1.2%
Cendant Corp.                                                         49,700           1,112
                                                                               -------------

COSMETICS & TOILETRIES -- 0.9%
Gillette Co.                                                          17,300             876
                                                                               -------------

DIVERSIFIED OPERATIONS -- 4.2%
General Electric Co.                                                  75,700           2,623
Tyco International Ltd.                                               45,100           1,317
                                                                               -------------
                                                                                       3,940
                                                                               -------------

EDUCATION -- 1.2%
Apollo Group, Inc.*+                                                  13,800           1,079
                                                                               -------------

ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 5.4%
Analog Devices, Inc.                                                  26,000   $         970
ASML Holding N.V.*                                                    28,200             443
Intel Corp.+                                                          59,800           1,558
Marvell Technology Group Ltd.*                                        14,800             563
Maxim Integrated Products, Inc.                                       10,900             416
Samsung Electronics Co.                                                1,000             474
Xilinx, Inc.+                                                         26,300             671
                                                                               -------------
                                                                                       5,095
                                                                               -------------

ENTERTAINMENT & LEISURE -- 1.4%
Carnival Corp.+                                                       23,600           1,287
                                                                               -------------

FINANCE -- 11.9%
American Express Co.                                                  23,700           1,262
Ameritrade Holding Corp.*                                             25,000             465
Charles Schwab Corp.                                                  50,000             564
Citigroup, Inc.                                                       60,700           2,806
Countrywide Financial Corp.                                           10,200             394
Franklin Resources, Inc.                                               7,100             547
Goldman Sachs Group, Inc.+                                             4,300             438
Merrill Lynch & Co., Inc.                                             14,200             781
SLM Corp.                                                             19,900           1,011
State Street Corp.+                                                   31,300           1,510
UBS AG                                                                18,200           1,419
                                                                               -------------
                                                                                      11,197
                                                                               -------------

FOOD & BEVERAGES -- 1.4%
Coca-Cola Co.                                                          8,300             347
PepsiCo, Inc.                                                          5,800             313
Sysco Corp.                                                           17,900             647
                                                                               -------------
                                                                                       1,307
                                                                               -------------

HEALTHCARE -- 2.3%
UnitedHealth Group, Inc.                                              42,000           2,190
                                                                               -------------

HOTELS & GAMING -- 0.8%
MGM Mirage*+                                                           6,400             253
Wynn Resorts, Ltd.*+                                                  10,100             478
                                                                               -------------
                                                                                         731
                                                                               -------------

INSURANCE -- 6.2%
ACE Ltd.                                                               8,600             386
American International Group, Inc.+                                   36,600           2,126
Genworth Financial, Inc.+                                             12,700             384
Hartford Financial Services Group, Inc.                               13,000             972
Marsh & McLennan Cos., Inc.                                            8,200             227
WellPoint, Inc.*                                                      24,800           1,727
                                                                               -------------
                                                                                       5,822
                                                                               -------------

MACHINERY & HEAVY EQUIPMENT -- 2.3%
Danaher Corp.                                                         31,000           1,622
Deere & Co.                                                            8,900             583
                                                                               -------------
                                                                                       2,205
                                                                               -------------

MEDICAL SERVICES & EQUIPMENT -- 3.7%
Amgen, Inc.*                                                          19,500           1,179
Biomet, Inc.                                                          16,000             554
Medtronic, Inc.                                                       15,300             792
St. Jude Medical, Inc.*                                                4,600             201
Stryker Corp.                                                         12,300             585
Zimmer Holdings, Inc.*                                                 2,400             183
                                                                               -------------
                                                                                       3,494
                                                                               -------------

METALS & MINING -- 0.7%
BHP Billiton Ltd.                                                     23,500             321
Broken Hill Proprietry Ltd. ADR                                       13,800             377
                                                                               -------------
                                                                                         698
                                                                               -------------

                                                                   NUMBER          VALUE
                                                                 OF SHARES        (000)+/-
--------------------------------------------------------------------------------------------
OIL & GAS -- 5.0%
Baker Hughes, Inc.+                                                   22,300   $       1,141
Exxon Mobil Corp.                                                     19,000           1,092
Schlumberger Ltd.                                                     16,900           1,283
Total SA                                                               5,200           1,217
                                                                               -------------
                                                                                       4,733
                                                                               -------------

PHARMACEUTICALS -- 5.1%
Biogen Idec, Inc.*                                                     4,600             158
Caremark Rx, Inc.*                                                     9,000             402
Genentech, Inc.*+                                                     10,200             819
Gilead Sciences, Inc.*                                                18,600             818
Johnson & Johnson+                                                    12,600             819
Pfizer, Inc.                                                          28,000             772
Teva Pharmaceutical Industries Ltd. ADR+                              16,800             523
Wyeth                                                                 11,400             507
                                                                               -------------
                                                                                       4,818
                                                                               -------------

RETAIL --10.2%
Best Buy Co., Inc.+                                                   13,300             912
Family Dollar Stores, Inc.                                            13,200             345
Harman International Industries, Inc.                                  4,500             366
Home Depot, Inc.                                                      25,600             996
Kohl's Corp.*+                                                        22,100           1,235
Inditex S.A.                                                          12,100             311
PetSmart. Inc.+                                                       20,300             616
Target Corp.                                                          26,000           1,415
Walgreen Co.                                                          16,500             759
Wal-Mart de Mexico SA de CV                                           48,700             198
Wal-Mart de Mexico SA de CV ADR                                        7,000             283
Wal-Mart Stores, Inc.+                                                45,700           2,203
                                                                               -------------
                                                                                       9,639
                                                                               -------------

SERVICES - COMMERCIAL -- 2.2%
Accenture Ltd.*                                                       59,600           1,351
Fiserv, Inc.*                                                         15,800             679
                                                                               -------------
                                                                                       2,030
                                                                               -------------

TELECOMMUNICATIONS -- 6.4%
America Movil SA de CV ADR                                            10,700             638
Corning, Inc.*+                                                       85,200           1,416
Crown Castle International Corp.*+                                    24,600             500
Nextel Communications, Inc.*                                          21,900             707
Nokia, Oyj                                                            36,700             611
Qualcomm, Inc.                                                        14,200             469
Rogers Wireless Communications, Inc.                                  13,700             450
Sprint Corp.+                                                         17,500             439
Telus Corp.#                                                           6,200             211
Telus Corp.                                                            6,800             237
Vodafone Group Plc ADR                                                15,900             387
                                                                               -------------
                                                                                       6,065
                                                                               -------------

TRANSPORTATION & RELATED SERVICES -- 0.3%
United Parcel Service, Inc.                                            3,800             263
                                                                               -------------

TOTAL COMMON STOCKS
(COST $84,804)                                                                        91,836
                                                                               -------------

SHORT-TERM INVESTMENTS -- 2.8%

BlackRock Provident Institutional
  Funds - TempCash                                                   966,121             966
BlackRock Provident Institutional
  Funds - TempFund                                                   966,122             966
T. Rowe Price Reserve Investment Fund                                694,413             695
                                                                               -------------
TOTAL SHORT-TERM INVESTMENTS
(COST $2,627)                                                                          2,627
                                                                               -------------

TOTAL INVESTMENTS -- 100.4%
  (COST $87,431) (a)                                                           $      94,463
                                                                               -------------

                                                                    PAR            VALUE
                                                                   (000)          (000)+/-
--------------------------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL -- 26.1%

BK Amer VAR RT MSTR NT
 3.5170%, 07/01/05                                             $         703   $         703
CSFB TD
 3.3750%, 07/01/05                                                     2,842           2,842
Goldman Sachs CP
 3.0970%, 07/08/05                                                     3,423           3,423
Goldman Sachs FRN
 3.5170%, 07/01/05                                                     1,979           1,979
Institutional Money Market Trust
 3.3050%, 07/01/05                                                     2,839           2,839
Lehman Bros FRN
 3.4970%, 07/01/05                                                     1,086           1,086
Merrill Lynch VAR RT MSTR NT
 3.5370%, 07/01/05                                                     2,555           2,555
Morgan Stanley FRCP
 3.5170%, 07/01/05                                                     3,115           3,115
Morgan Stanley FRN
 3.5070%, 07/01/05                                                     1,997           1,997
Natexis FRN
 3.4870%, 07/01/05                                                     1,138           1,138
S E Banken FRN
 3.2100%, 07/17/05                                                     1,767           1,767
Societe Generale TD
 3.3750%, 07/01/05                                                       627             627
Victory Receivable CP
 3.3090%, 07/27/05                                                       466             466
                                                                               -------------

TOTAL SECURITIES LENDING COLLATERAL
(COST $24,537)                                                                        24,537

TOTAL INVESTMENTS AND SECURITIES
  LENDING COLLATERAL -- 126.5%
  (COST $111,968)                                                                    119,000

LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (26.5)%                                                            (24,939)
                                                                               -------------

NET ASSETS APPLICABLE TO 7,760,094
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                             $      94,061
                                                                               -------------

NET ASSET VALUE, OFFERING AND                                                  $       12.12
  REDEMPTION PRICE PER SHARE                                                   =============

----------
(a) At June 30, 2005, the cost for Federal income tax purposes was $87,612,564. Net unrealized appreciation was $6,850,185. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $9,268,209 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $2,418,024.
+    Security position is either entirely or partially on loan.
*    Non-Income Producing Security
#    Non-Voting Shares
+/-  Securities have been fair valued. See Note 1 to Financial Statements.
ADR - American Depository Receipt
CP- Commercial Paper
FRCP- Floating Rate Commercial Paper
FRN- Floating Rate Note
MSTR NT- Master Note
TD- Time Deposit
VAR RT- Variable Rate

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

COMMON STOCKS                                                   % OF MARKET        VALUE
COUNTRY DIVERSIFICATION                                            VALUE          (000'S)
--------------------------------------------------------------------------------------------
United States                                                           92.5%  $      87,381
Switzerland                                                              1.5%          1,419
France                                                                   1.3%          1,217
Finland                                                                  0.6%            611
Bermuda                                                                  0.6%            563
Ireland                                                                  0.6%            553
Israel                                                                   0.6%            523
Korea                                                                    0.5%            474
Netherlands                                                              0.5%            442
Australia                                                                0.3%            321
Spain                                                                    0.3%            311
Canada                                                                   0.3%            239
China                                                                    0.2%            211
Mexico                                                                   0.2%            198
                                                               -------------   -------------
                                                                       100.0%  $      94,463

PENN SERIES FUNDS, INC.

STATEMENT OF NET ASSETS -- JUNE 30, 2005 (UNAUDITED)

THE LARGE CAP VALUE FUND

                                                                 NUMBER OF         VALUE
                                                                   SHARES         (000)+/-
--------------------------------------------------------------------------------------------
COMMON STOCKS -- 96.3%

AEROSPACE & DEFENSE -- 1.4%

General Dynamics Corp.                                                15,900   $       1,742
Raytheon Co.                                                          32,300           1,263
                                                                               -------------
                                                                                       3,005
                                                                               -------------

AGRICULTURAL PRODUCTS -- 1.3%
Monsanto Co.                                                          27,300           1,717
Potash Corp. of Saskatchewan, Inc.+                                   10,800           1,032
                                                                               -------------
                                                                                       2,749
                                                                               -------------

BANKING -- 3.9%
Bank of America Corp.                                                 62,840           2,866
Bank of New York Co., Inc.                                            87,480           2,518
Marshall & Ilsley Corp.                                               18,900             840
Mellon Financial Corp.                                                26,000             746
Wachovia Corp.                                                        24,500           1,215
                                                                               -------------
                                                                                       8,185
                                                                               -------------

BROADCAST/MEDIA -- 1.9%
Comcast Corp.*                                                       102,900           3,082
Viacom, Inc.                                                          32,900           1,053
                                                                               -------------
                                                                                       4,135
                                                                               -------------

CHEMICALS -- 3.6%
Du Pont (E.I.) De Nemours and Co.                                     90,800           3,905
Pall Corp.                                                            29,500             896
Praxair, Inc.                                                         62,600           2,917
                                                                               -------------
                                                                                       7,718
                                                                               -------------

COMPUTER SERVICES & SOFTWARE -- 3.6%
Automatic Data Processing, Inc.                                       49,997           2,098
BEA Systems, Inc.*                                                    14,000             123
Electronic Data Systems Corp.                                         23,200             447
EMC Corp.*                                                           150,500           2,063
Microsoft Corp.                                                      116,500           2,894
                                                                               -------------
                                                                                       7,625
                                                                               -------------

COMPUTERS & OFFICE EQUIPMENT -- 2.0%
Hewlett-Packard Co.                                                  102,600           2,412
Xerox Corp.*                                                         133,900           1,847
                                                                               -------------
                                                                                       4,259
                                                                               -------------

CONSUMER PRODUCTS -- 1.7%
Clorox Co.+                                                           27,300           1,521
Newell Rubbermaid, Inc.+                                              56,000           1,335
NIKE, Inc.+                                                            9,841             852
                                                                               -------------
                                                                                       3,708
                                                                               -------------

COSMETICS & TOILETRIES -- 3.5%
Gillette Co.                                                          61,100           3,094
Kimberly-Clark Corp.                                                  36,900           2,310
Procter & Gamble Co.                                                  36,843           1,943
                                                                               -------------
                                                                                       7,347
                                                                               -------------

DIVERSIFIED OPERATIONS -- 5.5%
Eaton Corp.                                                           22,400           1,342
General Electric Co.                                                 186,300           6,455
Honeywell International, Inc.                                         45,550           1,669
Illinois Tool Works, Inc.                                              8,307             662
Tyco International Ltd.                                               49,810           1,454
                                                                               -------------
                                                                                      11,582
                                                                               -------------

ENERGY RESOURCES & SERVICES -- 1.4%
Ameren Corp.                                                           4,000             221
Emerson Electric Co.+                                                 35,500           2,224
PG&E Corp.                                                             7,700             289
Southern Co.                                                           9,500             329
                                                                               -------------
                                                                                       3,063
                                                                               -------------

ENTERTAINMENT & LEISURE -- 1.5%
The Walt Disney Co.+                                                 127,930           3,221
                                                                               -------------

FINANCE -- 4.5%
Citigroup, Inc.                                                       69,100   $       3,194
JPMorgan Chase & Co.                                                 114,700           4,051
Merrill Lynch & Co., Inc.                                             15,900             875
Goldman Sachs Group, Inc.+                                            14,800           1,510
                                                                               -------------
                                                                                       9,630
                                                                               -------------

FOOD & BEVERAGES -- 5.9%
Campbell Soup Co.                                                     37,100           1,142
Diageo Plc ADR                                                        18,200           1,079
Heinz (H.J.) Co.                                                      41,550           1,472
Kraft Foods, Inc.+                                                   155,100           4,934
PepsiCo, Inc.                                                         70,800           3,818
                                                                               -------------
                                                                                      12,445
                                                                               -------------

INSTRUMENTS - CONTROLS -- 1.5%
Parker Hannifin Corp.                                                 51,600           3,200
                                                                               -------------

INSURANCE -- 3.4%
AFLAC, Inc.                                                            9,100             394
American International Group, Inc.+                                   47,110           2,737
Chubb Corp.+                                                           5,600             479
CIGNA Corp.                                                           13,600           1,456
Hartford Financial Services Group, Inc.                               28,000           2,094
                                                                               -------------
                                                                                       7,160
                                                                               -------------

MACHINERY & HEAVY EQUIPMENT -- 3.1%
Caterpillar, Inc.+                                                    21,600           2,059
Deere & Co.                                                           69,600           4,558
                                                                               -------------
                                                                                       6,617
                                                                               -------------

MEDICAL SERVICES & EQUIPMENT -- 3.6%
Baxter International, Inc.                                           104,600           3,881
Cardinal Health, Inc.                                                 55,100           3,173
Guidant Corp.                                                          6,900             464
                                                                               -------------
                                                                                       7,518
                                                                               -------------

METAL COMPONENTS & PRODUCTS -- 0.7%
Alcoa, Inc.                                                           54,800           1,432
                                                                               -------------

METALS & MINING -- 3.0%
Barrick Gold Corp.+                                                   87,000           2,178
Newmont Mining Corp.+                                                105,600           4,121
                                                                               -------------
                                                                                       6,299
                                                                               -------------

OIL & GAS -- 10.3%
Baker Hughes, Inc.+                                                   58,600           2,998
El Paso Energy Corp.                                                  88,400           1,019
Exxon Mobil Corp.                                                    233,900          13,442
Schlumberger Ltd.                                                     57,900           4,397
                                                                               -------------
                                                                                      21,856
                                                                               -------------

PAPER & RELATED PRODUCTS -- 1.8%
International Paper Co.                                              129,000           3,897
                                                                               -------------

PHARMACEUTICALS -- 12.6%
Bristol-Myers Squibb Co.+                                             58,100           1,451
GlaxoSmithKline Plc ADR                                               65,066           3,156
Johnson & Johnson                                                     22,700           1,476
MedImmune, Inc.*+                                                     52,607           1,406
Merck & Co., Inc.                                                     54,200           1,669
Novartis AG ADR                                                       97,600           4,630
Pfizer, Inc.                                                         207,773           5,730
Schering-Plough Corp.                                                114,800           2,188
Wyeth                                                                115,100           5,122
                                                                               -------------
                                                                                      26,828
                                                                               -------------

                                                                 NUMBER OF         VALUE
                                                                   SHARES         (000)+/-
--------------------------------------------------------------------------------------------
PRINTING & PUBLISHING -- 0.9%
Tribune Co.+                                                          56,000   $       1,970
                                                                               -------------

RETAIL -- 3.5%
CVS Corp.                                                             74,400           2,163
Kroger Co.*+                                                         189,600           3,608
Wal-Mart Stores, Inc.+                                                36,000           1,735
                                                                               -------------
                                                                                       7,506
                                                                               -------------

SERVICES - COMMERCIAL -- 0.4%
Fluor Corp.                                                           13,400             772
                                                                               -------------

TELECOMMUNICATIONS -- 6.2%
BellSouth Corp.+                                                      37,600             999
Motorola, Inc.                                                       209,100           3,818
SBC Communications, Inc.                                             131,220           3,116
Sprint Corp.+                                                         58,400           1,465
Verizon Communications, Inc.                                         107,940           3,729
                                                                               -------------
                                                                                      13,127
                                                                               -------------

TRANSPORTATION & RELATED SERVICES -- 2.4%
Canadian National Railway Co.                                         20,700           1,193
Union Pacific Corp.                                                   32,400           2,100
United Parcel Service, Inc.                                           27,200           1,881
                                                                               -------------
                                                                                       5,174
                                                                               -------------

WASTE MANAGEMENT -- 1.2%
Waste Management, Inc.                                                86,900           2,463
                                                                               -------------

TOTAL COMMON STOCKS
(COST $192,139)                                                                      204,491
                                                                               -------------

SHORT-TERM INVESTMENTS -- 4.2%

BlackRock Provident Institutional
  Funds - Temp Cash                                                4,424,536           4,425
BlackRock Provident Institutional
   Funds - Temp Fund                                               4,438,830           4,439
                                                                               -------------

TOTAL SHORT-TERM INVESTMENTS
(COST $8,864)                                                                          8,864
                                                                               -------------

TOTAL INVESTMENTS -- 100.5%
  (COST $201,004) (a)                                                                213,355
                                                                               -------------

                                                                    PAR            VALUE
                                                                   (000)          (000)+/-
--------------------------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL -- 16.9%
Banco Santander FRCD
 3.1850%, 07/13/05                                             $       2,793           2,793
BK Amer VAR RT MSTR NT
 3.5170%, 07/01/05                                                     1,095           1,095
CSFB TD
 3.3750%, 07/01/05                                                     2,676           2,676
Goldman Sachs CP
 3.0970%, 07/08/05                                                     6,524           6,524
Goldman Sachs FRN
 3.5170%, 07/01/05                                                     4,348           4,348
Institutional Money Mkt Trust
 3.3050%, 07/01/05                                                     1,334           1,334
Lehman Bros FRN
 3.4970%, 07/01/05                                                     2,845           2,845
Merrill Lynch VAR RT MSTR NT
 3.5370%, 07/01/05                                             $       1,303   $       1,303
Morgan Stanley FRN
 3.5070%, 07/01/05                                                     3,281           3,281
Natexis FRN
 3.4870%, 07/01/05                                                     1,780           1,780
S E Banken FRN
 3.2100%, 07/17/05                                                     1,566           1,566
Sedna Fianance Corp. FRN
 3.1900%, 07/15/05                                                     1,935           1,935
Societe Generale TD
 3.3750%, 07/01/05                                                     1,668           1,668
Victory Receivable CP
 3.3090%, 07/27/05                                                     2,713           2,713

TOTAL SECURITIES LENDING COLLATERAL
(COST $35,861)                                                                        35,861
                                                                               -------------

LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (17.4)%                                                            (36,873)
                                                                               -------------

NET ASSETS APPLICABLE TO 11,887,104
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                             $     212,343
                                                                               -------------

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                                   $       17.86
                                                                               =============

----------
(a) At June 30, 2005, the cost for Federal income tax purposes was $202,293,799. Net unrealized appreciation was $11,060,881. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $17,599,388 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $6,538,507.
+ Security position is either entirely or partially on loan.
* Non-Income Producing Security
+/- See Note 1 to Financial Statements.
ADR - American Depository Receipt
CP - Commercial Paper
FRCD - Floating Rate Certificate of Deposit
FRN - Floating Rate Note
MSTR NT - Master Note
TD - Time Deposit
VAR RT - Variable Rate

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2005 (UNAUDITED)
THE LARGE CAP GROWTH FUND

                                                                  NUMBER OF         VALUE
                                                                   SHARES         (000)+/-
--------------------------------------------------------------------------------------------
COMMON STOCKS -- 96.1%

ADVERTISING -- 2.8%
Omnicom Group, Inc.                                                    8,700   $         695
                                                                               -------------

AUTOMOBILES & RELATED -- 2.6%
Harley-Davidson, Inc.                                                 13,200             655
                                                                               -------------

BANKING -- 2.0%
Fifth Third Bancorp                                                   12,363             509
                                                                               -------------

CHEMICALS -- 4.2%
Ecolab, Inc.                                                          10,600             343
Praxair, Inc.                                                         15,200             708
                                                                               -------------
                                                                                       1,051
                                                                               -------------

COMPUTER - NETWORK PRODUCTS & SERVICES -- 3.4%
Cisco Systems, Inc.*                                                  44,800             856
                                                                               -------------

COMPUTER SERVICES & SOFTWARE -- 6.2%
Microsoft Corp.                                                       26,600             661
Oracle Corp.*                                                         65,800             868
                                                                               -------------
                                                                                       1,529
                                                                               -------------

COMPUTERS & OFFICE EQUIPMENT -- 3.1%
Dell, Inc.*                                                           19,600             774
                                                                               -------------

DIVERSIFIED OPERATIONS -- 5.2%
General Electric Co.                                                  17,200             596
Illinois Tool Works, Inc.                                              8,700             693
                                                                               -------------
                                                                                       1,289
                                                                               -------------

ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 7.0%
Intel Corp.                                                           30,400             792
Texas Instruments, Inc.                                               33,500             941
                                                                               -------------
                                                                                       1,733
                                                                               -------------

FINANCE -- 9.1%
MBNA Corp.                                                            31,100             813
SLM Corp.                                                             17,100             869
State Street Corp.                                                    12,000             579
                                                                               -------------
                                                                                       2,261
                                                                               -------------

FOOD & BEVERAGES -- 2.7%
Sysco Corp.                                                           18,400             666
                                                                               -------------

INSTRUMENTS - CONTROLS -- 2.2%
Johnson Controls, Inc.                                                 9,900             558
                                                                               -------------

INSURANCE -- 4.9%
AFLAC, Inc.                                                           16,400             710
American International Group, Inc.                                     8,800             511
                                                                               -------------
                                                                                       1,221
                                                                               -------------

MACHINERY & HEAVY EQUIPMENT -- 2.5%
Dover Corp.                                                           17,100             622
                                                                               -------------

MEDICAL SERVICES & EQUIPMENT -- 10.0%
Amgen, Inc.*                                                           8,200             496
Cardinal Health, Inc.                                                 14,700             847
Medtronic, Inc.                                                       15,800             818
Zimmer Holdings, Inc.*                                                 4,400             335
                                                                               -------------
                                                                                       2,496
                                                                               -------------

PHARMACEUTICALS -- 5.3%
Gilead Sciences, Inc.*                                                14,200             625
Pfizer, Inc.                                                          24,760             683
                                                                               -------------
                                                                                       1,308
                                                                               -------------

RESTAURANTS -- 2.4%
Starbucks Corp.*                                                      11,500   $         594
                                                                               -------------

RETAIL -- 12.0%
Dollar General Corp.                                                  22,200             452
Home Depot, Inc.                                                      10,000             389
Kohl's Corp.*                                                         16,200             906
TJX Cos., Inc.                                                        25,200             613
Walgreen Co.                                                          13,500             621
                                                                               -------------
                                                                                       2,981
                                                                               -------------

SERVICES - COMMERCIAL -- 2.7%
Cintas Corp.                                                          17,500             676
                                                                               -------------

TELECOMMUNICATIONS -- 3.4%
Qualcomm, Inc.                                                        25,800             852
                                                                               -------------

TRANSPORTATION & RELATED SERVICES -- 2.4%
Southwest Airlines Co.                                                43,100             600
                                                                               -------------

TOTAL COMMON STOCKS
(COST $22,908)                                                                        23,926

SHORT-TERM INVESTMENTS -- 3.9%
BlackRock Provident Institutional
  Funds - TempCash                                                   479,660             480
BlackRock Provident Institutional
  Funds - TempFund                                                   479,659             479
                                                                               -------------

TOTAL SHORT-TERM INVESTMENTS
(COST $959)                                                                              959
                                                                               -------------

TOTAL INVESTMENTS -- 100.0%
  (COST $23,867)(a)                                                                   24,885
                                                                               -------------

NET ASSETS APPLICABLE TO 2,411,172
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                             $      24,885
                                                                               =============

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                                   $       10.32
                                                                               =============

----------
* Non-Income Producing Security
+/- See Note 1 to Financial Statements.

(a) At June 30, 2005, the cost for Federal income tax purposes was $23,904,877. Net unrealized appreciation was $980,357. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,843,260 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $862,903.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2005 (UNAUDITED)
THE INDEX 500 FUND

                                                                      NUMBER       VALUE
                                                                    OF SHARES    (000)+/-
--------------------------------------------------------------------------------------------
COMMON STOCKS -- 98.4%

ADVERTISING -- 0.2%
Interpublic Group of Cos., Inc.*+                                      8,732   $         106
Monster Worldwide, Inc.*                                               2,496              72
Omnicom Group, Inc.                                                    3,786             302
                                                                               -------------
                                                                                         480
                                                                               -------------

AEROSPACE & DEFENSE -- 1.8%
Boeing Co.+                                                           17,063           1,126
General Dynamics Corp.                                                 4,137             453
Lockheed Martin Corp.                                                  8,343             541
Northrop Grumman Corp.                                                 7,414             410
Raytheon Co.                                                           9,338             366
Rockwell Collins, Inc.                                                 3,678             175
United Technologies Corp.                                             21,137           1,085
                                                                               -------------
                                                                                       4,156
                                                                               -------------

AGRICULTURAL PRODUCTS -- 0.3%
Archer-Daniels Midland Co.                                            12,880             275
Monsanto Co.                                                           5,537             348
                                                                               -------------
                                                                                         623
                                                                               -------------

AUTOMOBILES & RELATED -- 0.8%
AutoNation, Inc.*+                                                     4,610              95
Cooper Tire & Rubber Co.                                               1,320              25
Dana Corp.+                                                            3,102              47
Delphi Automotive Systems Corp.                                       11,588              54
Ford Motor Co.+                                                       38,002             389
General Motors Corp.+                                                 11,676             397
Genuine Parts Co.                                                      3,602             148
Goodrich Corp.                                                         2,489             102
Goodyear Tire & Rubber Co.*+                                           3,633              54
Harley-Davidson, Inc.                                                  5,878             292
Navistar International Corp.*                                          1,359              43
PACCAR, Inc.                                                           3,589             244
Visteon Corp.                                                          2,657              16
                                                                               -------------
                                                                                       1,906
                                                                               -------------

BANKING -- 6.3%
AmSouth Bancorp                                                        7,288             189
Bank of America Corp.                                                 83,043           3,788
Bank of New York Co., Inc.                                            16,074             463
BB&T Corp.                                                            11,281             451
Comerica, Inc.                                                         3,485             201
Compass Bancshares, Inc.                                               2,559             115
Fifth Third Bancorp                                                   10,773             444
First Horizon National Corp.+                                          2,563             108
Golden West Financial Corp.+                                           5,836             376
Huntington Bancshares, Inc.                                            4,796             116
KeyCorp                                                                8,418             279
M&T Bank Corp.                                                         2,018             212
Marshall & Ilsley Corp.                                                4,396             195
Mellon Financial Corp.                                                 8,738             251
National City Corp.                                                   12,270             419
North Fork Bancorp, Inc.                                               9,862             277
Northern Trust Corp.                                                   4,198             191
PNC Financial Services Group                                           5,854             319
Regions Financial Corp.                                                9,579             325
Sovereign Bancorp, Inc.                                                7,530             168
SunTrust Banks, Inc.                                                   7,016             507
U.S. Bancorp+                                                         37,845           1,105
Wachovia Corp.                                                        32,552           1,615
Wells Fargo & Co.                                                     34,842           2,146
Zions Bancorp                                                          1,852             136
                                                                               -------------
                                                                                      14,396
                                                                               -------------

BROADCAST/MEDIA -- 2.8%
Clear Channel Communications, Inc.                                    10,529             326
Comcast Corp.*+                                                       45,541           1,398
Gannett Co., Inc.                                                      5,128   $         365
McGraw-Hill Cos., Inc.                                                 7,735             342
Meredith Corp.                                                           928              46
News Corp.                                                            59,898             969
Time Warner, Inc.*                                                    96,757           1,617
Univision Communications, Inc.*+                                       6,002             165
Viacom, Inc.                                                          33,293           1,066
                                                                               -------------
                                                                                       6,294
                                                                               -------------

BUILDING & REAL ESTATE -- 0.1%
KB Home                                                                1,720             131
Pulte Homes, Inc.                                                      2,450             206
                                                                               -------------
                                                                                         337
                                                                               -------------

BUILDING PRODUCTS & SUPPLIES -- 0.3%
American Standard Cos., Inc.+                                          3,689             155
Centex Corp.                                                           2,641             187
Masco Corp.                                                            8,955             284
Vulcan Materials Co.                                                   2,108             137
                                                                               -------------
                                                                                         763
                                                                               -------------

CHEMICALS -- 1.5%
Air Products & Chemicals, Inc.                                         4,734             286
Ashland Oil, Inc.                                                      1,384              99
Dow Chemical Co.                                                      19,849             884
Du Pont (E.I.) De Nemours and Co.                                     20,568             885
Eastman Chemical Co.                                                   1,659              91
Ecolab, Inc.                                                           4,535             147
Englehard Corp.                                                        2,490              71
Great Lakes Chemical Corp.                                             1,075              34
Hercules, Inc.*                                                        2,332              33
Pall Corp.                                                             2,568              78
PPG Industries, Inc.                                                   3,544             222
Praxair, Inc.                                                          6,679             311
Rohn & Haas Co.                                                        3,984             185
Sigma-Aldrich Corp.                                                    1,422              80
                                                                               -------------
                                                                                       3,406
                                                                               -------------

COMPUTER - INTERNET SERVICES & SOFTWARE -- 0.9%
eBay, Inc.*+                                                          25,085             828
Symantec Corp.*                                                       14,688             319
Yahoo!, Inc.*+                                                        27,105             939
                                                                               -------------
                                                                                       2,086
                                                                               -------------

COMPUTER - NETWORK PRODUCTS & SERVICES -- 1.4%
Cisco Systems, Inc.*+                                                131,964           2,522
International Game Technology, Inc.                                    7,098             200
Network Appliance, Inc.*+                                              7,560             214
Sun Microsystems, Inc.*                                               70,332             262
Symbol Technologies, Inc.                                              5,013              49
                                                                               -------------
                                                                                       3,247
                                                                               -------------

COMPUTER SERVICES & SOFTWARE -- 5.0%
Adobe Systems, Inc.                                                   10,097             289
Affiliated Computer Services, Inc.*                                    2,611             133
Autodesk, Inc.+                                                        4,720             162
Automatic Data Processing, Inc.                                       12,045             506
BMC Software, Inc.*                                                    4,574              82
Citrix Systems, Inc.*                                                  3,495              76
Computer Associates International, Inc.+                              10,990             302
Computer Sciences Corp.*                                               3,801             166
Compuware Corp.*                                                       8,021              58
Electronic Arts, Inc.*+                                                6,329             358
Electronic Data Systems Corp.+                                        10,714             206
EMC Corp.*                                                            49,616             680
First Data Corp.                                                      16,078             645
Intuit, Inc.*+                                                         3,828             173
Lexmark International, Inc.*                                           2,614             169

                                                                      NUMBER       VALUE
                                                                    OF SHARES    (000)+/-
--------------------------------------------------------------------------------------------
Mercury Interactive Corp.*+                                            1,788   $          69
Microsoft Corp.                                                      207,487           5,154
NCR Corp.*                                                             3,857             136
Novell, Inc.*                                                          7,865              49
Oracle Corp.*                                                         91,303           1,205
Parametric Technology Corp.*                                           5,609              36
Sabre Group Holdings Corp.                                             2,707              54
Siebel Systems, Inc.                                                  10,669              95
SunGard Data Systems, Inc.*                                            5,993             211
Unisys Corp.*                                                          6,996              44
VERITAS Software Corp.*                                                8,825             215
                                                                               -------------
                                                                                      11,273
                                                                               -------------

COMPUTERS & OFFICE EQUIPMENT -- 3.1%
Apple Computer, Inc.*+                                                17,013             626
Dell, Inc.*                                                           49,994           1,975
Gateway, Inc.*+                                                        6,132              20
Hewlett-Packard Co.+                                                  59,601           1,401
International Business Machines Corp.                                 33,314           2,472
Pitney Bowes, Inc.                                                     4,749             207
Xerox Corp.*                                                          19,786             273
                                                                               -------------
                                                                                       6,974
                                                                               -------------

CONSUMER PRODUCTS -- 2.3%
Altria Group, Inc.                                                    42,764           2,765
Brunswick Corp.                                                        2,004              87
Cendant Corp.                                                         21,714             486
Clorox Co.                                                             3,183             177
Fortune Brands, Inc.                                                   3,003             267
Hasbro, Inc.                                                           3,461              72
Mattel, Inc.                                                           8,500             156
Maytag Corp.+                                                          1,645              26
Newell Rubbermaid, Inc.+                                               5,684             136
NIKE, Inc.+                                                            4,716             408
Reebok International, Ltd.                                             1,158              48
Reynolds American, Inc.                                                2,404             189
UST, Inc.                                                              3,413             156
V.F. Corp.                                                             2,064             118
Whirlpool Corp.                                                        1,381              97
                                                                               -------------
                                                                                       5,188
                                                                               -------------

CONTAINERS -- 0.1%
Ball Corp.                                                             2,274              82
Bemis Co., Inc.                                                        2,212              59
Pactiv Corp.*                                                          3,081              66
Sealed Air Corp.*                                                      1,728              86
                                                                               -------------
                                                                                         293
                                                                               -------------

COSMETICS & TOILETRIES -- 2.3%
Alberto Culver Co.                                                     1,764              76
Avon Products, Inc.                                                    9,746             369
Colgate-Palmolive Co.                                                 10,803             539
Gillette Co.                                                          20,600           1,043
Kimberly-Clark Corp.                                                   9,879             618
Procter & Gamble Co.                                                  51,098           2,695
                                                                               -------------
                                                                                       5,340
                                                                               -------------

DIVERSIFIED OPERATIONS -- 5.3%
3M Co.                                                                15,891           1,149
Eaton Corp.                                                            3,111             186
Fisher Scientific International, Inc.*+                                2,480             161
General Electric Co.                                                 219,007           7,589
Honeywell International, Inc.                                         17,614             645
Illinois Tool Works, Inc.                                              5,636             449
International Flavors & Fragrances, Inc.+                              1,826              66
ITT Industries, Inc.                                                   1,905             186
Leggett & Platt, Inc.                                                  3,915   $         104
Textron, Inc.                                                          2,786             211
Tyco International Ltd.                                               41,702           1,218
                                                                               -------------
                                                                                      11,964
                                                                               -------------

EDUCATION -- 0.1%
Apollo Group, Inc.*+                                                   3,375             264
                                                                               -------------

ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 3.5%
Advanced Micro Devices, Inc.*                                          8,155             141
Agilent Technologies, Inc.*                                            8,928             206
Altera Corp.*+                                                         7,673             152
Analog Devices, Inc.                                                   7,640             285
Applied Materials, Inc.+                                              33,946             549
Applied Micro Circuits Corp.*                                          6,329              16
Broadcom Corp.*                                                        6,043             215
Freescale Semiconductor, Inc.*                                         8,296             176
Intel Corp.+                                                         127,469           3,322
Jabil Circuit, Inc.*                                                   3,801             117
KLA-Tencor Corp.                                                       4,065             178
Linear Technology Corp.+                                               6,318             232
LSI Logic Corp.*                                                       8,007              68
Maxim Integrated Products, Inc.                                        6,772             259
Micron Technology, Inc.*                                              12,696             130
Molex, Inc.*                                                           3,469              90
National Semiconductor Corp.                                           7,208             159
Novellus Systems, Inc.*                                                2,851              70
NVIDIA Corp.*                                                          3,488              93
PMC-Sierra, Inc.*                                                      3,724              35
QLogic Corp.*                                                          1,876              58
Sanmina-SCI Corp.                                                     10,852              59
Solectron Corp.*                                                      20,075              76
Tektronix, Inc.                                                        1,827              43
Teradyne, Inc.*                                                        4,043              48
Texas Instruments, Inc.+                                              34,322             963
Xilinx, Inc.+                                                          7,244             185
                                                                               -------------
                                                                                       7,925
                                                                               -------------

ENERGY RESOURCES & SERVICES -- 3.6%
AES Corp.*                                                            13,487             221
Allegheny Energy, Inc.*+                                               3,356              85
Ameren Corp.                                                           4,198             232
American Electric Power Co., Inc.                                      7,929             292
American Power Conversion Corp.                                        3,744              88
Calpine Corp.*+                                                       11,109              38
Centerpoint Energy, Inc.                                               5,998              79
Cinergy Corp.                                                          4,095             184
CMS Energy Corp.*+                                                     4,517              68
Consolidated Edison, Inc.                                              5,020             235
Constellation Energy Group, Inc.                                       3,665             211
Cooper Industries Ltd.                                                 1,917             122
Dominion Resources, Inc.                                               7,031             516
DTE Energy Co.                                                         3,596             168
Duke Energy Corp.                                                     19,136             569
Edison International                                                   6,727             273
Emerson Electric Co.+                                                  8,604             539
Entergy Corp.                                                          4,377             331
Exelon Corp.                                                          13,817             709
FirstEnergy Corp.                                                      6,810             328
FPL Group, Inc.                                                        8,093             340
KeySpan Corp.+                                                         3,571             145
NiSource, Inc.                                                         5,613             139
PG&E Corp.                                                             7,642             287

                                                                      NUMBER       VALUE
                                                                    OF SHARES    (000)+/-
--------------------------------------------------------------------------------------------
Pinnacle West Capital Corp.                                            2,030   $          90
PPL Corp.                                                              3,918             233
Progress Energy, Inc.+                                                 5,135             232
Public Service Enterprise Group, Inc.                                  4,929             300
Southern Co.                                                          15,369             533
Teco Energy, Inc.                                                      4,274              81
Texas Utilities Co.                                                    4,949             411
Xcel Energy, Inc.                                                      8,306             162
                                                                               -------------
                                                                                       8,241
                                                                               -------------

ENTERTAINMENT & LEISURE -- 0.8%
Carnival Corp.+                                                       10,881             594
Harrah's Entertainment, Inc.                                           3,750             270
The Walt Disney Co.                                                   42,152           1,061
                                                                               -------------
                                                                                       1,925
                                                                               -------------

FIBER OPTICS -- 0.0%
JDS Uniphase Corp.*                                                   29,903              45
                                                                               -------------

FINANCE -- 9.4%
Ambac Financial Group, Inc.                                            2,236             156
American Express Co.                                                  24,183           1,287
Bear Stearns Cos., Inc.+                                               2,347             244
H&R Block, Inc.                                                        3,412             199
Capital One Financial Corp.                                            5,206             417
Charles Schwab Corp.                                                  23,529             265
CIT Group, Inc.                                                        4,346             187
Citigroup, Inc.                                                      107,422           4,966
Countrywide Financial Corp.                                           12,135             469
E*TRADE Financial Corp.*                                               7,609             106
Equifax, Inc.                                                          2,680              96
Federal National Mortgage Association                                 19,986           1,167
Federated Investors, Inc.                                              1,958              59
Franklin Resources, Inc.                                               4,091             315
Freddie Mac                                                           14,260             930
Goldman Sachs Group, Inc.                                              9,124             931
Janus Capital Group, Inc.                                              4,684              70
JPMorgan Chase & Co.                                                  72,659           2,566
Lehman Brothers Holdings, Inc.+                                        5,711             567
MBIA, Inc.+                                                            2,796             166
MBNA Corp.                                                            26,176             685
Merrill Lynch & Co., Inc.                                             19,521           1,074
Moody's Corp.+                                                         5,703             256
Morgan Stanley                                                        22,623           1,187
Paychex, Inc.                                                          7,346             239
Providian Financial Corp.*                                             6,075             107
Prudential Financial, Inc.                                            10,779             708
SLM Corp.                                                              8,663             440
State Street Corp.+                                                    6,834             330
Synovus Financial Corp.                                                6,424             184
T. Rowe Price Group, Inc.                                              2,554             160
Washington Mutual, Inc.+                                              18,114             737
                                                                               -------------
                                                                                      21,270
                                                                               -------------

FOOD & BEVERAGES -- 3.6%
Anheuser-Busch Cos., Inc.                                             16,031             733
Brown-Forman Corp.*                                                    1,861             113
Campbell Soup Co.                                                      6,704             206
Coca-Cola Co.                                                         46,736           1,951
Coca-Cola Enterprises, Inc.                                            7,285             160
ConAgra Foods, Inc.                                                   10,694             248
General Mills, Inc.+                                                   7,634             357
Heinz (H.J.) Co.                                                       7,228             256
Kellogg Co.                                                            7,219   $         321
McCormick & Co., Inc.                                                  2,792              91
Molson Coors Brewing Co.                                               1,620             101
Pepsi Bottling Group, Inc.                                             4,046             116
PepsiCo, Inc.                                                         34,578           1,865
Safeway, Inc.+                                                         9,255             209
Sara Lee Corp.                                                        16,257             322
Sysco Corp.                                                           13,072             473
The Hershey Company                                                    4,489             279
Wm. Wrigley Jr., Co.                                                   4,043             278
                                                                               -------------
                                                                                       8,079
                                                                               -------------

FOREST PRODUCTS -- 0.1%
Plum Creek Timber Co.                                                  3,798             138
                                                                               -------------

HEALTHCARE -- 1.3%
HCA-The Healthcare Corp.                                               8,654             490
Health Management Associates, Inc.+                                    5,091             133
Humana, Inc.*                                                          3,341             133
IMS Health, Inc.                                                       4,679             116
Manor Care, Inc.                                                       1,783              71
McKesson Corp.                                                         6,095             273
Medco Health Solutions, Inc.*                                          5,722             305
Tenet Healthcare Corp.*+                                               9,675             118
UnitedHealth Group, Inc.                                              26,145           1,363
                                                                               -------------
                                                                                       3,002
                                                                               -------------

HOTELS & RESORTS -- 0.3%
Hilton Hotels Corp.                                                    7,885             188
Marriott International, Inc.                                           4,098             280
Starwood Hotels & Resorts Worldwide, Inc.+                             4,462             261
                                                                               -------------
                                                                                         729
                                                                               -------------

HUMAN RESOURCES -- 0.0%
Robert Half International, Inc.                                        3,293              82
                                                                               -------------

INSTRUMENTS - CONTROLS -- 0.3%
Johnson Controls, Inc.                                                 3,965             223
Millipore Corp.*                                                       1,031              59
Parker Hannifin Corp.                                                  2,481             154
PerkinElmer, Inc.                                                      2,677              51
Thermo Electron Corp.*                                                 3,328              89
Waters Corp.*+                                                         2,424              90
                                                                               -------------
                                                                                         666
                                                                               -------------

INSURANCE -- 4.8%
ACE Ltd.                                                               5,935             266
Aetna, Inc.                                                            5,997             497
AFLAC, Inc.                                                           10,359             448
Allstate Corp.                                                        13,798             825
American International Group, Inc.                                    53,583           3,113
Aon Corp.                                                              6,562             164
Chubb Corp.+                                                           4,033             345
CIGNA Corp.                                                            2,702             289
Cincinnati Financial Corp.                                             3,441             136
Hartford Financial Services Group, Inc.                                6,125             458
Jefferson-Pilot Corp.                                                  2,807             142
Lincoln National Corp.                                                 3,586             168
Loews Corp.                                                            3,296             256
Marsh & McLennan Cos., Inc.+                                          11,003             305
MetLife, Inc.+                                                        15,142             680
MGIC Investment Corp.                                                  1,948             127
Principal Financial Group, Inc.+                                       6,066             254
Progressive Corp.                                                      4,104             406
SAFECO Corp.                                                           2,632             143

                                                                      NUMBER       VALUE
                                                                    OF SHARES    (000)+/-
--------------------------------------------------------------------------------------------
St. Paul Cos., Inc.                                                   13,913   $         550
Torchmark Corp.                                                        2,150             112
UnumProvident Corp.+                                                   6,149             113
WellPoint, Inc.*                                                      12,650             881
XL Capital Ltd.                                                        2,893             215
                                                                               -------------
                                                                                      10,893
                                                                               -------------

MACHINERY & HEAVY EQUIPMENT -- 1.0%
Black & Decker Corp.                                                   1,652             149
Caterpillar, Inc.+                                                     7,055             673
Cummins, Inc.                                                            900              67
Danaher Corp.+                                                         5,682             297
Deere & Co.                                                            5,090             333
Dover Corp.                                                            4,206             153
Ingersoll-Rand Co.                                                     3,480             248
Rockwell Automation, Inc.                                              3,608             176
Snap-On, Inc.                                                          1,193              41
Stanley Works+                                                         1,555              71
                                                                               -------------
                                                                                       2,208
                                                                               -------------

MEDICAL INSTRUMENTS & DEVICES -- 0.2%
Boston Scientific Corp.*                                              15,483             418
                                                                               -------------

MEDICAL SERVICES & EQUIPMENT -- 3.0%
Amgen, Inc.*                                                          25,553           1,545
Bausch & Lomb, Inc.                                                    1,105              92
Baxter International, Inc.                                            12,817             476
Becton, Dickinson & Co.                                                5,214             274
Biomet, Inc.                                                           5,200             180
C.R. Bard, Inc.                                                        2,170             144
Cardinal Health, Inc.                                                  8,843             509
Chiron Corp.*                                                          3,058             107
Genzyme Corp.*                                                         5,209             313
Guidant Corp.                                                          6,711             452
Laboratory Corp. of America Holdings*                                  2,779             139
Medtronic, Inc.                                                       24,976           1,294
Quest Diagnostics, Inc.                                                3,760             200
St. Jude Medical, Inc.*                                                7,481             326
Stryker Corp.                                                          7,741             368
Zimmer Holdings, Inc.*                                                 5,099             388
                                                                               -------------
                                                                                       6,807
                                                                               -------------

METAL COMPONENTS & PRODUCTS -- 0.5%
Alcoa, Inc.                                                           18,009             471
Allegheny Technologies, Inc.                                           1,853              41
Freeport-McMoRan Copper & Gold, Inc.+                                  3,710             139
Nucor Corp.+                                                           3,307             151
Phelps Dodge Corp.                                                     2,000             185
United States Steel Corp.                                              2,357              81
                                                                               -------------
                                                                                       1,068
                                                                               -------------

METALS & MINING -- 0.2%
Newmont Mining Corp.                                                   9,208             359
                                                                               -------------

OFFICE SUPPLIES -- 0.0%
Avery Dennison Corp.                                                   2,098             111
                                                                               -------------

OIL & GAS -- 8.8%
Amerada Hess Corp.+                                                    1,772             189
Anadarko Petroleum Corp.                                               4,867             400
Apache Corp.                                                           6,776             438
Baker Hughes, Inc.                                                     6,996             358
BJ Services Co.+                                                       3,343             175
Burlington Resources, Inc.                                             7,960             440
Chevron Corp.+                                                        43,327           2,423
ConocoPhillips                                                        28,750   $       1,653
Devon Energy Corp.                                                     9,782             496
Dynegy, Inc.*                                                          6,855              33
El Paso Energy Corp.                                                  13,309             153
EOG Resources, Inc.+                                                   4,940             281
Exxon Mobil Corp.                                                    131,449           7,554
Halliburton Co.+                                                      10,443             499
Kerr-McGee Corp.                                                       2,405             184
Kinder Morgan, Inc.                                                    2,240             186
Marathon Oil Corp.                                                     7,183             383
Nabors Industries Ltd.*                                                3,071             186
National-Oilwell Varco, Inc.*                                          3,552             169
NICOR, Inc.                                                              911              38
Noble Corp.                                                            2,805             173
Occidental Petroleum Corp.                                             8,223             633
Peoples Energy Corp.                                                     785              34
Rowan Cos., Inc.                                                       2,235              66
Schlumberger Ltd.                                                     12,166             924
Sempra Energy                                                          4,940             204
Sunoco, Inc.                                                           1,421             162
Transocean, Inc.*                                                      6,733             363
Unocal Corp.                                                           5,612             365
Valero Energy Corp.                                                    5,301             419
Williams Cos., Inc.                                                   11,787             224
XTO Energy, Inc.                                                       7,453             253
                                                                               -------------
                                                                                      20,058
                                                                               -------------

PAPER & RELATED PRODUCTS -- 0.5%
Georgia-Pacific Corp.                                                  5,371             171
International Paper Co.                                               10,128             306
Louisiana-Pacific Corp.                                                2,289              56
MeadWestvaco Corp.                                                     3,849             108
Temple-Inland, Inc.                                                    2,570              95
Weyerhaeuser Co.                                                       5,056             322
                                                                               -------------
                                                                                       1,058
                                                                               -------------

PHARMACEUTICALS -- 7.8%
Abbott Laboratories                                                   32,020           1,569
Allergan, Inc.+                                                        2,693             230
AmerisourceBergen Corp.+                                               2,176             150
Applera Corp. - Applied Biosystems Group                               4,074              80
Biogen Idec, Inc.*                                                     7,116             245
Bristol-Myers Squibb Co.+                                             40,354           1,008
Caremark Rx, Inc.*                                                     9,367             417
Express Scripts, Inc.*                                                 3,062             153
Forest Laboratories, Inc.*                                             7,030             273
Gilead Sciences, Inc.*                                                 9,329             410
Hospira, Inc.*                                                         3,264             127
Johnson & Johnson                                                     61,402           3,991
King Pharmaceuticals, Inc.*                                            4,991              52
Eli Lilly & Co.                                                       23,397           1,303
MedImmune, Inc.*+                                                      5,116             137
Merck & Co., Inc.                                                     45,493           1,401
Mylan Laboratories, Inc.                                               5,561             107
Pfizer, Inc.                                                         153,536           4,235
Schering-Plough Corp.                                                 30,459             581
Watson Pharmaceuticals, Inc.*                                          2,274              67
Wyeth                                                                 27,639           1,230
                                                                               -------------
                                                                                      17,766
                                                                               -------------

PHOTOGRAPHY EQUIPMENT & SUPPLIES -- 0.1%
Eastman Kodak Co.+                                                     5,928             159
                                                                               -------------

                                                                      NUMBER       VALUE
                                                                    OF SHARES    (000)+/-
--------------------------------------------------------------------------------------------
PRINTING & PUBLISHING -- 0.3%
Donnelley (R.R.) & Sons Co.                                            4,404   $         152
Dow Jones & Co., Inc.+                                                 1,464              52
Knight-Ridder, Inc.                                                    1,536              94
New York Times Co.+                                                    3,005              94
Tribune Co.                                                            6,154             216
                                                                               -------------
                                                                                         608
                                                                               -------------

RESTAURANTS -- 0.7%
Darden Restaurants, Inc.                                               3,008              99
McDonald's Corp.                                                      26,172             726
Starbucks Corp.*                                                       8,048             416
Wendy's International, Inc.                                            2,373             113
Yum! Brands, Inc.                                                      5,983             312
                                                                               -------------
                                                                                       1,666
                                                                               -------------

RETAIL -- 6.3%
Albertson's, Inc.+                                                     7,605             157
AutoZone, Inc.*                                                        1,355             125
Bed Bath & Beyond, Inc.*                                               6,100             255
Best Buy Co., Inc.+                                                    6,164             423
Big Lots, Inc.*+                                                       2,347              31
Circuit City Stores, Inc.                                              3,949              68
Coach, Inc.*                                                           7,787             262
Costco Wholesale Corp.+                                                9,863             442
CVS Corp.                                                             16,727             486
Dillard's, Inc.                                                        1,478              35
Dollar General Corp.                                                   6,230             127
Family Dollar Stores, Inc.                                             3,443              90
Federated Department Stores, Inc.+                                     3,519             258
Gap, Inc.                                                             15,647             309
Home Depot, Inc.                                                      44,320           1,724
Jones Apparel Group, Inc.                                              2,490              77
Kohl's Corp.*                                                          6,736             377
Kroger Co.*                                                           15,048             286
Limited Brands                                                         7,850             168
Liz Claiborne, Inc.                                                    2,241              89
Lowe's Cos., Inc.+                                                    15,951             929
May Department Stores Co.                                              6,183             248
Nordstrom, Inc.                                                        2,537             173
Office Depot, Inc.*                                                    6,522             149
OfficeMax, Inc.                                                        1,458              43
Penney (J.C.) Co., Inc.                                                5,436             286
RadioShack Corp.+                                                      3,214              74
Sears Holding Corp.*                                                   2,111             316
Sherwin-Williams Co.                                                   2,584             122
Staples, Inc.                                                         15,210             324
SUPERVALU, Inc.                                                        2,810              92
Target Corp.                                                          18,241             992
Tiffany & Co.                                                          2,967              97
TJX Cos., Inc.+                                                        9,714             237
Toys "R" Us, Inc.*                                                     4,573             121
Walgreen Co.                                                          21,111             971
Wal-Mart Stores, Inc.+                                                69,085           3,330
                                                                               -------------
                                                                                      14,293
                                                                               -------------

SERVICES - COMMERCIAL -- 0.2%
Cintas Corp.                                                           3,091             119
Convergys Corp.*                                                       2,936              42
Fiserv, Inc.*                                                          3,950             170
Fluor Corp.                                                            1,787             103
                                                                               -------------
                                                                                         434
                                                                               -------------

TELECOMMUNICATIONS -- 4.7%
ADC Telecommunications, Inc.*                                          2,395              52
Alltel Corp.+                                                          6,753             421
Andrew Corp.*                                                          3,354   $          43
AT&T Corp.                                                            16,544             315
Avaya, Inc.*                                                           9,850              82
BellSouth Corp.+                                                      37,809           1,005
CenturyTel, Inc.                                                       2,711              94
Ciena Corp.*                                                          11,905              25
Citizens Communications Co.                                            7,033              95
Comverse Technology, Inc.*                                             4,135              98
Corning, Inc.*                                                        29,926             497
L-3 Communications Corp.                                               2,450             188
Lucent Technologies, Inc.*                                            91,480             266
Motorola, Inc.                                                        50,637             925
Nextel Communications, Inc.*                                          23,238             751
Qualcomm, Inc.                                                        33,732           1,113
Qwest Communications International, Inc.*                             34,529             128
SBC Communications, Inc.                                              68,207           1,620
Scientific-Atlanta, Inc.                                               3,146             105
Sprint Corp.+                                                         30,555             767
Tellabs, Inc.*                                                         9,256              81
Verizon Communications, Inc.                                          57,140           1,974
                                                                               -------------
                                                                                      10,645
                                                                               -------------

TRANSPORTATION & RELATED SERVICES -- 1.6%
Burlington Northern Santa Fe Corp.                                     7,775             366
CSX Corp.                                                              4,471             191
Delta Air Lines, Inc.*                                                 2,966              11
FedEx Corp.                                                            6,237             505
Norfolk Southern Corp.                                                 8,348             258
Ryder Systems, Inc.                                                    1,328              49
Southwest Airlines Co.                                                15,232             212
Union Pacific Corp.                                                    5,430             352
United Parcel Service, Inc.                                           23,001           1,591
                                                                               -------------
                                                                                       3,535
                                                                               -------------

WASTE MANAGEMENT -- 0.2%
Allied Waste Industries, Inc.*                                         5,592              44
Waste Management, Inc.                                                11,729             332
                                                                               -------------
                                                                                         376
                                                                               -------------

WHOLESALE DISTRIBUTOR -- 0.0%
Grainger (W.W.), Inc.                                                  1,722              94
                                                                               -------------

TOTAL COMMON STOCKS
(COST $245,455)                                                                      223,648
                                                                               -------------

REAL ESTATE INVESTMENT TRUSTS -- 0.5%

APARTMENTS -- 0.2%
Apartment Investment & Management Co.                                  1,967              80
Archstone-Smith Trust                                                  4,106             159
Equity Residential Properties Trust                                    5,918             218
                                                                               -------------
                                                                                         457
                                                                               -------------
INDUSTRIAL -- 0.1%
Prologis                                                               3,854             155
                                                                               -------------

OFFICE PROPERTY -- 0.1%
Equity Office Properties Trust                                         8,415             279
                                                                               -------------

REGIONAL MALLS -- 0.1%
Simon Property Group, Inc.                                             4,536             329
                                                                               -------------

TOTAL REAL ESTATE INVESTMENT TRUSTS
(COST $950)                                                                            1,220
                                                                               -------------

                                                                      NUMBER       VALUE
                                                                    OF SHARES    (000)+/-
--------------------------------------------------------------------------------------------
RIGHTS -- 0.0%

Seagate Tax Refund Rights~                                             4,100   $           0
(COST $0)

SHORT-TERM INVESTMENTS -- 0.9%

BlackRock Provident Institutional
   Funds - TempCash
(COST $2,202)                                                      2,202,044           2,202
                                                                               -------------

                                                                    PAR            VALUE
                                                                   (000)          (000)+/-
--------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 0.1%

U.S. Treasury Bills
  3.070%. 11/10/05^^
(COST $197)                                                    $         200             198
                                                                               -------------

TOTAL INVESTMENTS -- 99.9%
  (COST $248,804)(a)                                                                 227,268

SECURITIES LENDING COLLATERAL -- 17.7%

Banco Santander FRCD
 3.1850%, 07/13/05                                                     2,658           2,658
BK Amer MSTR VAR RT
 3.5170%, 07/01/05                                                       818             818
Countrywide ABCP
 3.3170%, 07/22/05                                                       704             704
CSFB TD
 3.3750%, 07/01/05                                                     2,810           2,810
Goldman Sachs CP
 3.0970%, 07/08/05                                                     2,341           2,341
Goldman Sachs FRN
 3.5170%, 07/01/05                                                     8,506           8,506
Institutional Money Market Trust
 3.3050%, 07/01/05                                                     2,637           2,637
Lehman Brothers FRN
 3.4970%, 07/01/05                                                       599             599
Merrill Lynch VAR RT MSTR NT
 3.5370%, 07/01/05                                                     2,212           2,212
Morgan Stanley FRCP
 3.5170%, 07/01/05                                                     8,081           8,081
Morgan Stanley FRN
 3.5070%, 07/014/05                                                    1,311           1,311
Natexis FRN
 3.4870%, 07/01/05                                                     3,055           3,055
S E Banken FLT RT NT
 3.2100%, 07/17/05                                                        74              74
Sedna Finance Corp FRN
 3.1900%, 07/15/05                                                     1,082           1,082
Societe Generale TD
 3.3750% 07/01/05                                                      1,875           1,875
Victory Receivable CP
 3.3090%, 07/27/05                                                     1,469           1,469
                                                                               -------------

TOTAL SECURITIES LENDING COLLATERAL
(COST $40,232)                                                                        40,232
                                                                               -------------

LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (17.6)%                                                            (40,105)
                                                                               -------------

NET ASSETS APPLICABLE TO 27,556,442
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                             $     227,395
                                                                               -------------

NET ASSET VALUE, OFFERING AND                                                  $        8.25
  REDEMPTION PRICE PER SHARE                                                   =============

----------
(a) At June 30, 2005, the cost for Federal income tax purposes was $249,225,421. Net unrealized depreciation was $21,957,492 . This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $42,658,547 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $64,616,039.
+ Security position is either entirely or partially on loan.
* Non-Income Producing Security
^^ Market value held as collateral for the open futures contract.
~ Security valued in accordance with fair valuation procedures approved by the
  Board of Trustees.
+/- See Note 1 to Financial Statements.
CD - Certificate of Deposit
FRN - Floating Rate Note
MSTR NT - Master Note
TD - Time Deposit
VAR RT - Variable Rate

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2005 (UNAUDITED)
THE MID CAP GROWTH FUND

                                                                 NUMBER OF         VALUE
                                                                   SHARES         (000)+/-
--------------------------------------------------------------------------------------------
COMMON STOCKS -- 96.9%

ADVERTISING -- 1.5%
Monster Worldwide, Inc.*                                              36,790   $       1,055
                                                                               -------------

AGRICULTURAL PRODUCTS -- 0.6%
The Mosaic Co.*                                                       26,670             415
                                                                               -------------

AUTOMOBILES & RELATED -- 1.2%
Advance Auto Parts, Inc.*                                              5,760             372
Goodrich Corp.                                                        11,120             455
                                                                               -------------
                                                                                         827
                                                                               -------------

BANKING -- 1.3%
City National Corp.                                                    5,700             409
Northern Trust Corp.                                                  11,940             544
                                                                               -------------
                                                                                         953
                                                                               -------------

BROADCAST/MEDIA -- 2.0%
Avid Technology, Inc.*+                                               16,840             897
Sirius Satellite Radio, Inc.*+                                        80,940             525
                                                                               -------------
                                                                                       1,422
                                                                               -------------

BUILDING & REAL ESTATE -- 2.4%
D.R. Horton, Inc.                                                     12,420             467
Lennar Corp.                                                           5,150             327
The St. Joe Co.                                                        5,740             468
Toll Brothers, Inc.*                                                   4,590             466
                                                                               -------------
                                                                                       1,728
                                                                               -------------

BUILDING PRODUCTS & SUPPLIES -- 0.3%
Vulcan Materials Co.                                                   3,510             228
                                                                               -------------

CHEMICALS -- 0.5%
Ashland Oil, Inc.                                                      5,110             367
                                                                               -------------

COMPUTER - INTERNET SERVICES & SOFTWARE -- 5.7%
CNET Networks, Inc.*                                                  35,240             414
Getty Images, Inc.*+                                                   6,760             502
Ixia*                                                                 24,050             467
Juniper Networks, Inc.*+                                              43,040           1,084
Openwave Systems, Inc.*+                                              36,010             590
VeriSign, Inc.*+                                                      35,310           1,016
                                                                               -------------
                                                                                       4,073
                                                                               -------------

COMPUTER - NETWORK PRODUCTS & SERVICES -- 1.3%
F5 Networks Inc.*                                                     19,860             938
                                                                               -------------

COMPUTER SERVICES & SOFTWARE -- 1.8%
Cognizant Technology Solutions, Inc.*                                 18,960             894
Take-Two Interactive Software, Inc.*                                  14,990             381
                                                                               -------------
                                                                                       1,275
                                                                               -------------

CONSUMER PRODUCTS -- 2.2%
Fortune Brands, Inc.                                                  10,390             923
Polo Ralph Lauren Corp.                                                7,420             320
Tempur-Pedic International, Inc.*                                     15,850             352
                                                                               -------------
                                                                                       1,595
                                                                               -------------

CONTAINERS -- 0.5%
Owens-Illinois, Inc.*                                                 14,170             355
                                                                               -------------

DIVERSIFIED OPERATIONS -- 1.2%
Actuant Corp.*                                                         8,050             386
Pentair, Inc.                                                         11,300             484
                                                                               -------------
                                                                                         870
                                                                               -------------

ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 10.1%
Altera Corp.*+                                                        53,480           1,061
AMETEK, Inc.                                                          11,860             496
Analog Devices, Inc.                                                  10,950             409
ASML Holding N.V.*                                                    21,150             331
Broadcom Corp.*                                                       29,870   $       1,061
Cypress Semiconductor Corp.*                                          44,490             560
Flextronics International Ltd.*                                       39,260             519
KLA-Tencor Corp.*                                                     21,560             942
Lam Research Corp.*+                                                  17,420             504
Marvell Technology Group Ltd.*                                        15,520             590
National Semiconductor Corp.                                          23,480             517
Varian Semiconductor Equipment Associates, Inc.*                       6,790             251
                                                                               -------------
                                                                                       7,241
                                                                               -------------

ENERGY RESOURCES & SERVICES -- 1.9%
American Power Conversion Corp.                                       16,070             379
Peabody Energy Corp.                                                   8,620             448
Questar Corp.                                                          7,810             515
                                                                               -------------
                                                                                       1,342
                                                                               -------------

ENTERTAINMENT & LEISURE -- 2.0%
Harrah's Entertainment, Inc.+                                         10,750             775
Scientific Games Corp.*                                               23,000             619
                                                                               -------------
                                                                                       1,394
                                                                               -------------

FINANCE -- 8.0%
Affiliated Managers Group, Inc.*+                                     11,505             786
Ameritrade Holding Corp.*                                             26,760             497
Certegy, Inc.                                                          9,300             355
Chicago Mercantile Exchange Holdings Inc.                              2,110             624
Global Payments, Inc.                                                  9,070             615
Jefferies Group, Inc.                                                  9,890             375
Legg Mason, Inc.                                                       7,260             756
SEI Investments Co.                                                   16,190             605
T. Rowe Price Group, Inc.                                             17,930           1,122
                                                                               -------------
                                                                                       5,735
                                                                               -------------

FOOD & BEVERAGES -- 1.6%
Campbell Soup Co.                                                      8,810             271
Constellation Brands, Inc.*                                           18,800             555
Dean Foods Co.*                                                        7,950             280
                                                                               -------------
                                                                                       1,106
                                                                               -------------

HEALTHCARE -- 3.5%
Community Health Systems, Inc.*                                       16,160             611
LifePoint Hospitals, Inc.*                                             6,770             342
Medco Health Solutions, Inc.*                                          6,820             364
PacifiCare Health Systems, Inc.*+                                     10,700             764
Triad Hospitals, Inc.*                                                 7,680             420
                                                                               -------------
                                                                                       2,501
                                                                               -------------

HOTELS & GAMING -- 2.7%
MGM Mirage*+                                                          25,200             997
Station Casinos, Inc.                                                  8,510             565
WMS Industries, Inc.*                                                 11,430             386
                                                                               -------------
                                                                                       1,948
                                                                               -------------

HOTELS & RESORTS -- 2.2%
Host Marriott Corp.                                                   31,080             544
Starwood Hotels & Resorts Worldwide, Inc.+                            17,330           1,015
                                                                               -------------
                                                                                       1,559
                                                                               -------------

INSTRUMENTS - SCIENTIFIC -- 0.8%
Fisher Scientific International, Inc.*+                                8,970             582
                                                                               -------------

INSURANCE -- 3.2%
Fidelity National Financial, Inc.                                      9,810             351
WellChoice, Inc.*                                                     10,830             752
WellPoint, Inc.*                                                      17,450           1,215
                                                                               -------------
                                                                                       2,318
                                                                               -------------

MANUFACTURING -- 1.5%
Roper Industries, Inc.                                                15,020           1,072
                                                                               -------------

                                                                      NUMBER       VALUE
                                                                    OF SHARES    (000)+/-
--------------------------------------------------------------------------------------------
MEDICAL SERVICES & EQUIPMENT -- 7.5%
C.R. Bard, Inc.                                                       16,100   $       1,071
Bausch & Lomb, Inc.                                                    6,430             534
Celgene Corp.*                                                        12,220             498
Dade Behring Holdings, Inc.*                                          12,290             799
DaVita, Inc.*                                                         11,060             503
Genzyme Corp.*                                                        11,160             671
Inamed Corp.*                                                          4,440             297
Laboratory Corp. of America Holdings*                                 10,350             516
Henry Schein, Inc.*                                                   11,720             487
                                                                               -------------
                                                                                       5,376
                                                                               -------------

MEDICAL SUPPLIES & EQUIPMENT -- 2.4%
Advanced Medical Optics, Inc.*                                        11,120             442
Patterson Dental Co.*                                                  6,900             311
Sepracor, Inc.*                                                       16,280             977
                                                                               -------------
                                                                                       1,730
                                                                               -------------

METAL COMPONENTS & PRODUCTS -- 1.1%
Allegheny Technologies, Inc.                                          15,710             346
Precision Castparts Corp.                                              5,540             432
                                                                               -------------
                                                                                         778
                                                                               -------------

METALS & MINING -- 0.5%
Joy Global, Inc.                                                       9,690             325
                                                                               -------------

OIL & GAS -- 5.8%
Diamond Offshore Drilling, Inc.                                        9,710             519
Grant Prideco, Inc.*                                                  19,090             505
National-Oilwell Varco, Inc.*                                         13,040             620
Range Resources Corp.                                                 28,730             773
TIDEWATER, INC.                                                        8,870             338
Ultra Petroleum Corp.*                                                21,310             647
XTO Energy, Inc.                                                      22,690             771
                                                                               -------------
                                                                                       4,173
                                                                               -------------

PHARMACEUTICALS -- 1.0%
Forest Laboratories, Inc.*                                             8,810             342
Kos Pharmaceuticals, Inc.*                                             6,010             394
                                                                               -------------
                                                                                         736
                                                                               -------------

RESTAURANTS -- 1.3%
Cheesecake Factory, Inc.*                                             16,000             556
P.F. Chang's China Bistro, Inc.*                                       6,280             370
                                                                               -------------
                                                                                         926
                                                                               -------------

RETAIL -- 8.9%
Bed Bath & Beyond, Inc.*                                              24,310           1,016
Chico's FAS, Inc.*+                                                   30,450           1,044
Coach, Inc.*                                                          43,960           1,476
Nordstrom, Inc.                                                        6,740             458
Sherwin-Williams Co.                                                   6,180             291
Urban Outfitters, Inc.*                                               14,550             825
Whole Foods Market, Inc.                                               5,000             591
Williams-Sonoma, Inc.*                                                14,230             563
                                                                               -------------
                                                                                       6,264
                                                                               -------------

SECURITY TECHNOLOGY -- 1.0%
Cogent Inc.*                                                          24,970             713
                                                                               -------------

SERVICES - COMMERCIAL -- 0.9%
Alliance Data Systems Corp.*+                                          8,400             341
Fluor Corp.                                                            4,730             272
                                                                               -------------
                                                                                         613
                                                                               -------------

TELECOMMUNICATIONS -- 5.3%
Adtran, Inc.                                                          11,820             293
Alamosa Holdings, Inc.*+                                              46,580             647
Amdocs Limited*                                                       13,340             353
Comverse Technology, Inc.*                                            37,320   $         883
Nextel Partners, Inc.*                                                20,170             508
NII Holdings, Inc.*                                                   11,800             754
Tellabs, Inc.*                                                        41,070             357
                                                                               -------------
                                                                                       3,795
                                                                               -------------

TRANSPORTATION & RELATED SERVICES -- 1.2%
C.H. Robinson Worldwide, Inc.                                          6,940             404
UTI Worldwide, Inc.                                                    6,550             456
                                                                               -------------
                                                                                         860
                                                                               -------------

TOTAL COMMON STOCKS
(COST $57,814)                                                                        69,188
                                                                               -------------

SHORT-TERM INVESTMENTS -- 2.1%

BlackRock Provident Institutional
     Funds - TempCash
  (COST $1,504)                                                    1,504,179           1,504
                                                                               -------------

TOTAL INVESTMENTS -- 99.0%
  (COST $59,318)(a)                                                                   70,692
                                                                               -------------

                                                                    PAR
                                                                   (000)
--------------------------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL -- 17.2%

Banco Santander FRCD
 3.1850%, 07/13/05                                             $         722             722
BK Amer VAR RT MSTR NT
 3.5170%, 07/01/05                                                       958             958
Countrywide ABCP
 3.3170%, 07/22/05                                                       198             198
CSFB TD
 3.3750%, 07/01/05                                                     2,655           2,655
Institutional Money Market Trust
 3.3050%, 07/01/05                                                     2,054           2,054
Lehman Bros FRN
 3.4970%, 07/01/05                                                       622             622
Merrill Lynch VAR RT MSTR NT
 3.5370%, 07/01/05                                                     1,619           1,619
Morgan Stanley FRN
 3.5070%, 07/01/05                                                     1,285           1,285
Natexis FRN
 3.4870%, 07/01/05                                                        53              53
Sedna Finance Corp. FRN
 3.1900%, 07/15/05                                                     1,744           1,744
Societe Generale TD
 3.3750%, 07/01/05                                                       404             404
                                                                               -------------

TOTAL SECURITIES LENDING COLLATERAL
(COST $12,313)                                                                        12,314
                                                                               -------------

LIABILITIES IN EXCESS
  OF OTHER ASSETS -- (16.2%)                                                         (11,593)
                                                                               -------------

NET ASSETS APPLICABLE TO 10,013,918
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                             $      71,413
                                                                               -------------

NET ASSET VALUE, OFFERING AND                                                  $        7.13
  REDEMPTION PRICE PER SHARE                                                   =============

----------
(a) At June 30, 2005, the cost for Federal income tax purposes was $59,318,409. Net unrealized appreciation was $11,373,462. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $11,669,284 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $294,922.
+ Security position is either entirely or partially on loan.
* Non-Income Producing Security
+/- See Note 1 to Financial Statements.
ABCP - Asset Backed Commercial Paper
FRN - Floating Rate Note
MSTR NT - Master Note
TD - Time Deposit
VAR RT - Variable Rate

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2005 (UNAUDITED)
THE MID CAP VALUE FUND

                                                                   NUMBER          VALUE
                                                                 OF SHARES       (000) +/-
--------------------------------------------------------------------------------------------
COMMON STOCKS -- 96.5%

AUTOMOBILES & RELATED -- 6.0%
Advance Auto Parts, Inc.*                                             34,400   $       2,220
BorgWarner, Inc.                                                      23,300           1,251
Briggs & Stratton Corp.                                               49,300           1,707
Renters Choice, Inc.*                                                 39,300             915
                                                                               -------------
                                                                                       6,093
                                                                               -------------

BANKING -- 11.5%
Astoria Financial Corp.                                               54,550           1,553
Commerce Bancorp, Inc.                                                62,200           1,885
First Horizon National Corp.                                          41,800           1,764
Hudson City Bancorp, Inc.                                            170,200           1,942
IndyMac Bancorp, Inc.                                                 43,500           1,772
North Fork Bancorp, Inc.                                              72,495           2,036
TCF Financial Corp.                                                   26,600             689
                                                                               -------------
                                                                                      11,641
                                                                               -------------

BUILDING & REAL ESTATE -- 7.0%
Hovnanian Enterprises, Inc.                                           19,100           1,245
Lennar Corp.                                                          36,800           2,335
Pulte Homes, Inc.                                                     28,000           2,359
WCI Communities, Inc.*                                                36,000           1,153
                                                                               -------------
                                                                                       7,092
                                                                               -------------

BUILDING PRODUCTS & SUPPLIES -- 4.1%
Centex Corp.                                                          33,600           2,375
Masco Corp.                                                           57,000           1,810
                                                                               -------------
                                                                                       4,185
                                                                               -------------

COMPUTER - INTERNET SERVICES & SOFTWARE -- 1.1%
Check Point Software Technologies Ltd. +                              55,700           1,103
                                                                               -------------

COMPUTER SERVICES & SOFTWARE -- 1.7%
Lexmark International, Inc.*                                          26,000           1,686
                                                                               -------------

CONSUMER PRODUCTS -- 4.7%
Reebok International, Ltd.                                            46,100           1,928
V.F. Corp.                                                            26,100           1,494
Whirlpool Corp.                                                       19,300           1,353
                                                                               -------------
                                                                                       4,775
                                                                               -------------

EDUCATION -- 1.8%
Career Education Corp.                                                50,000           1,830
                                                                               -------------

ENERGY RESOURCES & SERVICES -- 2.1%
Peabody Energy Corp.                                                  21,200           1,103
Texas Utilities Co.                                                   12,200           1,014
                                                                               -------------
                                                                                       2,117
                                                                               -------------

FINANCE -- 7.4%
Ambac Financial Group, Inc.                                           27,400           1,911
Arch Capital Group Ltd.*                                              34,800           1,568
Bear Stearns Cos., Inc.                                               17,500           1,819
CIT Group, Inc.                                                       45,000           1,934
Waddell & Reed Financial, Inc.                                        17,400             322
                                                                               -------------
                                                                                       7,554
                                                                               -------------

FOOD & BEVERAGES -- 1.0%
Fresh Del Monte Produce, Inc.                                         37,600           1,012
                                                                               -------------

HEALTHCARE -- 6.6%
Coventry Health Care, Inc.*                                           28,800           2,037
Health Management Associates, Inc.                                    14,200             372
NBTY, Inc.*                                                           72,200           1,873
Omnicare, Inc.                                                        58,100           2,465
                                                                               -------------
                                                                                       6,747
                                                                               -------------

HUMAN RESOURCES -- 1.3%
Manpower, Inc.                                                        34,000   $       1,352
                                                                               -------------

INSTRUMENTS - CONTROLS -- 1.5%
Johnson Controls, Inc.                                                26,800           1,510
                                                                               -------------

INSURANCE -- 7.8%
Endurance Specialty Holdings Ltd.                                     18,800             711
The PMI Group, Inc.                                                   50,100           1,953
Radian Group, Inc.                                                    37,800           1,785
RenaissanceRe Holdings Ltd.                                           32,100           1,581
WellPoint, Inc.*                                                      26,800           1,866
                                                                               -------------
                                                                                       7,896
                                                                               -------------

MACHINERY & HEAVY EQUIPMENT -- 2.7%
Black & Decker Corp.                                                  15,100           1,357
Ingersoll-Rand Co.                                                    18,900           1,348
                                                                               -------------
                                                                                       2,705
                                                                               -------------

METAL COMPONENTS & PRODUCTS -- 1.3%
Phelps Dodge Corp.                                                    14,200           1,314
                                                                               -------------

METALS & MINING -- 3.9%
Alpha Natural Resources, Inc.                                         40,400             965
Arch Coal, Inc.                                                       37,000           2,015
Joy Global, Inc.                                                      29,300             984
                                                                               -------------
                                                                                       3,964
                                                                               -------------

OIL & GAS -- 12.1%
Canadian Natural Resources Ltd.                                       62,700           2,281
Denbury Resources Inc.*                                               31,500           1,253
General Maritime Corp                                                 32,500           1,378
Quicksilver Resources, Inc.*                                          19,000           1,215
Sunoco, Inc.                                                           8,900           1,012
Talisman Energy, Inc.                                                 52,900           1,987
XTO Energy, Inc.                                                      92,942           3,159
                                                                               -------------
                                                                                      12,285
                                                                               -------------

RESTAURANTS -- 1.4%
Ruby Tuesday, Inc.                                                    52,900           1,370
                                                                               -------------

RETAIL -- 2.9%
AutoZone, Inc.*                                                        1,700             157
Dollar Tree Stores, Inc.                                              32,300             775
Foot Locker, Inc.                                                     34,000             925
Liz Claiborne, Inc.                                                   26,900           1,070
                                                                               -------------
                                                                                       2,927
                                                                               -------------

TELECOMMUNICATIONS -- 1.0%
Scientific-Atlanta, Inc.                                              29,700             988
                                                                               -------------

TEXTILES & APPAREL -- 1.9%
Mohawk Industries, Inc.*                                              17,400           1,436
THE TIMBERLAND COMPANY                                                13,000             503
                                                                               -------------
                                                                                       1,939
                                                                               -------------

TRANSPORTATION & RELATED SERVICES -- 3.7%
Frontline Limited                                                     49,900           2,008
Overseas Shipholding Group, Inc.                                      22,300           1,330
Teekay Shipping Corp.                                                 10,200             448
                                                                               -------------
                                                                                       3,786
                                                                               -------------

TOTAL COMMON STOCKS
(COST $87,585)                                                                        97,871
                                                                               -------------

                                                                   NUMBER          VALUE
                                                                 OF SHARES       (000) +/-
--------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.4%
BlackRock Provident Institutional
     Funds - Fed Fund                                              1,737,219   $       1,737
BlackRock Provident Institutional
     Funds - TempFund                                              1,737,220           1,738
                                                                               -------------

TOTAL SHORT-TERM INVESTMENTS
(COST $3,475)                                                                          3,475
                                                                               -------------

TOTAL INVESTMENTS -- 99.9%
(COST $91,060)(a)                                                                    101,346
                                                                               -------------

                                                                   PAR
                                                                  (000)
--------------------------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL -- 12.2%
BK Amer MSTR VAR RT
 3.5170%, 07/01/05                                             $         642             642
CSFB TD
 3.3750%, 07/01/05                                                     2,852           2,852
Goldman Sachs FRN
 3.5170%, 07/01/05                                                       412             412
Institutional Money Market Trust
 3.3050%, 07/01/05                                                     5,698           5,698
Merrill Lynch VAR RT MSTR NT
 3.5370%, 07/01/05                                                     2,727           2,727
Societe Generale TD
 3.3750% 07/01/05                                                         28              28
                                                                               -------------

TOTAL SECURITIES LENDING COLLATERAL
(COST $12,359)                                                                        12,359
                                                                               -------------

LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (12.1)%                                                            (12,252)
                                                                               -------------

NET ASSETS APPLICABLE TO 7,122,367
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                             $     101,453
                                                                               =============

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                                   $       14.24
                                                                               =============

----------
(a) At June 30, 2005, the cost for Federal income tax purposes was $91,139,394. Net unrealized appreciation was $10,207,447. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $11,380,833 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,173,386.
+ Security position is either entirely or partially on loan
* Non-Income Producing Security
FRN - Floating Rate Note
MSTR NT - Master Note
TD - Time Deposit
VAR RT - Variable Rate

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2005 (UNAUDITED)
THE STRATEGIC VALUE FUND

                                                                 NUMBER OF         VALUE
                                                                  SHARES         (000) +/-
--------------------------------------------------------------------------------------------
COMMON STOCKS -- 91.4%

ADVERTISING -- 1.7%
Interpublic Group of Cos., Inc.*                                      51,200   $         624
                                                                               -------------

AGRICULTURAL PRODUCTS -- 6.9%
Archer-Daniels Midland Co.                                            28,000             599
Monsanto Co.                                                          10,900             685
Potash Corp. of Saskatchewan, Inc.                                     6,500             621
The Mosaic Co.*                                                       40,400             629
                                                                               -------------
                                                                                       2,534
                                                                               -------------

AUTOMOBILES & RELATED -- 3.7%
Dana Corp.                                                            42,000             630
Genuine Parts Co.                                                     17,900             736
                                                                               -------------
                                                                                       1,366
                                                                               -------------

BROADCAST/MEDIA -- 1.1%
Westwood One, Inc.*                                                   20,600             421
                                                                               -------------

CHEMICALS -- 3.9%
Crompton Corp.*                                                       36,300             513
Eastman Chemical Co.                                                  16,800             926
                                                                               -------------
                                                                                       1,439
                                                                               -------------

COMPUTER - INTERNET SERVICES & SOFTWARE -- 1.7%
McAfee, Inc.*                                                         24,200             634
                                                                               -------------

COMPUTER SERVICES & SOFTWARE -- 4.5%
Cadence Design Systems, Inc.*                                         38,700             528
Computer Sciences Corp.*                                               7,500             328
Sabre Group Holdings Corp.                                            22,300             445
Sybase, Inc.*                                                         21,200             389
                                                                               -------------
                                                                                       1,690
                                                                               -------------

CONSUMER PRODUCTS -- 2.7%
American Greetings Corp.                                              15,800             419
Newell Rubbermaid, Inc.                                               16,500             393
Tupperware Corp.                                                       8,200             192
                                                                               -------------
                                                                                       1,004
                                                                               -------------

CONTAINERS -- 3.5%
Ball Corp.                                                            16,200             583
Pactiv Corp.*                                                         33,800             729
                                                                               -------------
                                                                                       1,312
                                                                               -------------

DIVERSIFIED OPERATIONS -- 1.1%
Leggett & Platt, Inc.                                                 14,800             393
                                                                               -------------

ENERGY RESOURCES & SERVICES -- 8.6%
Ameren Corp.                                                          12,600             697
CMS Energy Corp.*                                                     37,700             568
Hubbell, Inc.                                                         13,700             604
NiSource, Inc.                                                        26,000             643
Northeast Utilities, Inc.                                             23,600             492
Puget Energy, Inc.                                                     7,600             178
                                                                               -------------
                                                                                       3,182
                                                                               -------------

FOOD & BEVERAGES -- 1.8%
Dean Foods Co.*                                                       10,200             359
Safeway, Inc.                                                         11,100             251
TreeHouse Food, Inc.*                                                  2,040              58
                                                                               -------------
                                                                                         668
                                                                               -------------

INSURANCE -- 11.7%
ACE Ltd.                                                               2,400             108
Aetna, Inc.                                                            8,900             737
Conseco, Inc.*                                                        22,100             482
Everest Re Group Ltd.                                                  6,800             633
Lincoln National Corp.                                                 3,500             164
PartnerRe Ltd.                                                         9,100             586
The PMI Group, Inc.                                                   11,500   $         448
SAFECO Corp.                                                          12,200             663
XL Capital Ltd.                                                        6,800             506
                                                                               -------------
                                                                                       4,327
                                                                               -------------

MACHINERY & HEAVY EQUIPMENT -- 3.5%
CNH Global N.V                                                        11,140             211
Cummins, Inc.                                                          6,300             470
Snap-On, Inc.                                                         17,700             607
                                                                               -------------
                                                                                       1,288
                                                                               -------------

MEDICAL SERVICES & EQUIPMENT -- 1.9%
Bausch & Lomb, Inc.                                                    8,600             714
                                                                               -------------

METAL COMPONENTS & PRODUCTS -- 1.5%
Timken Co.                                                            23,700             547
                                                                               -------------

OIL & GAS -- 8.5%
EOG Resources, Inc.                                                   14,400             818
GlobalSantaFe Corp.                                                   18,400             751
Halliburton Co.                                                       16,200             775
Pride International, Inc.*                                            22,300             573
Southwest Gas Corp.                                                    8,600             219
                                                                               -------------
                                                                                       3,136
                                                                               -------------

PAPER & RELATED PRODUCTS -- 4.5%
Bowater, Inc.                                                         13,100             424
Georgia-Pacific Corp.                                                 22,776             724
MeadWestvaco Corp.                                                    18,600             522
                                                                               -------------
                                                                                       1,670
                                                                               -------------

PHARMACEUTICALS -- 3.0%
King Pharmaceuticals, Inc.*                                           57,400             598
Mylan Laboratories, Inc.                                              26,000             500
                                                                               -------------
                                                                                       1,098
                                                                               -------------

PRINTING & PUBLISHING -- 3.2%
Donnelley (R.R.) & Sons Co.                                           22,152             765
R.H. Donnelley Corp.*                                                  6,600             409
                                                                               -------------
                                                                                       1,174
                                                                               -------------

RESTAURANTS -- 1.6%
Brinker International, Inc.*                                          10,600             424
Yum! Brands, Inc.                                                      3,300             172
                                                                               -------------
                                                                                         596
                                                                               -------------

RETAIL -- 6.3%
Albertson's, Inc.                                                      7,800             161
Federated Department Stores, Inc.                                      3,600             264
Foot Locker, Inc.                                                     25,100             683
May Department Stores Co.                                             11,200             450
OfficeMax, Inc.                                                       10,300             307
SUPERVALU, Inc.                                                        3,400             111
Tommy Hilfiger Corp.*                                                 25,000             344
                                                                               -------------
                                                                                       2,320
                                                                               -------------

TELECOMMUNICATIONS -- 3.0%
ADC Telecommunications, Inc.*                                          2,900              63
Avaya, Inc.*                                                          39,800             331
CenturyTel, Inc.                                                      11,100             384
PanAmSat Holding Corp.                                                 7,200             148
Tellabs, Inc.*                                                        20,300             177
                                                                               -------------
                                                                                       1,103
                                                                               -------------

WHOLESALE DISTRIBUTOR -- 1.5%
Grainger (W.W.), Inc.                                                 10,200             559
                                                                               -------------

TOTAL COMMON STOCKS
(COST $27,710)(a)                                                                     33,799
                                                                               -------------

                                                                 NUMBER OF         VALUE
                                                                  SHARES         (000) +/-
--------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 2.8%

HEALTHCARE -- 1.2%
Health Care Property Investors, Inc.                                   4,500   $         122
Healthcare Realty Trust, Inc.                                          8,400             324
                                                                               -------------
                                                                                         446
                                                                               -------------

HOTELS & RESORTS -- 1.6%
Host Marriott Corp.                                                   34,400             602
                                                                               -------------

TOTAL REAL ESTATE INVESTMENT TRUST
(COST $756)                                                                            1,048
                                                                               -------------

SHORT-TERM INVESTMENTS -- 6.8%

BlackRock Provident Institutional
     Funds - TempCash                                              1,249,773           1,250
BlackRock Provident Institutional
     Funds - TempFund                                              1,249,771           1,249
                                                                               -------------

TOTAL SHORT-TERM INVESTMENTS
(COST $2,499)                                                                          2,499
                                                                               -------------

TOTAL INVESTMENTS -- 101.0%
  (COST $30,965)(a)                                                                   37,346

LIABILITES IN EXCESS OF
  OTHER ASSETS -- (1.0)%                                                                (385)
                                                                               -------------

NET ASSETS APPLICABLE TO 2,802,952
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                             $      36,961
                                                                               =============

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                                   $       13.19
                                                                               =============

----------
(a) At June 30, 2005, the cost for Federal income tax purposes was $31,036,890. Net unrealized appreciation was $6,309,295. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $6,878,644 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $569,349.
* Non-Income Producing Security
+/- See Note 1 to Financial Statements.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2005 (UNAUDITED)
THE SMALL CAP GROWTH FUND

                                                                 NUMBER OF         VALUE
                                                                  SHARES         (000) +/-
--------------------------------------------------------------------------------------------
COMMON STOCKS -- 99.8%

AEROSPACE & DEFENSE -- 1.7%
ARGON ST, Inc.*                                                       26,300   $         934
United Industrial Corp.                                               25,000             893
                                                                               -------------
                                                                                       1,827
                                                                               -------------

AGRICULTURAL PRODUCTS -- 1.7%
The Andersons, Inc.                                                   50,000           1,791
                                                                               -------------

BANKING -- 0.8%
PrivateBancorp, Inc.                                                  25,000             885
                                                                               -------------

BROADCAST/MEDIA -- 1.3%
Central European Media Enterprises Ltd.*                              30,000           1,452
                                                                               -------------

BUILDING PRODUCTS & SUPPLIES -- 3.6%
Building Materials Holding Corp.                                      35,000           2,425
Healthcare Services Group, Inc.                                       75,000           1,506
                                                                               -------------
                                                                                       3,931
                                                                               -------------

CHEMICALS -- 0.9%
American Vanguard Corp.                                               45,000             941
                                                                               -------------

COMPUTER - INTERNET SERVICES & SOFTWARE -- 7.3%
aQuantive, Inc.*                                                      89,900           1,593
Ixia*                                                                 67,825           1,318
Jupitermedia Corp.*                                                   45,000             771
Online Resources Corp.*                                              119,600           1,353
Perficient, Inc.*                                                    135,000             960
Stamps.com Inc.*                                                      98,800           1,852
                                                                               -------------
                                                                                       7,847
                                                                               -------------

COMPUTER - NETWORK PRODUCTS & SERVICES -- 0.9%
NETGEAR, Inc.*                                                        55,000           1,023
                                                                               -------------

COMPUTER SERVICES & SOFTWARE -- 10.9%
Hutchinson Technology, Inc.*+                                         42,000           1,617
Itron, Inc.*                                                          35,000           1,564
Komag, Inc.*                                                          85,000           2,412
Platinum Software Corp.*                                              80,000           1,056
Quality Systems, Inc.                                                 40,000           1,895
SS&C Technologies, Inc.                                               68,000           2,154
TALX Corp.                                                            35,300           1,021
                                                                               -------------
                                                                                      11,719
                                                                               -------------

CONSUMER PRODUCTS -- 0.7%
JAKKS Pacific, Inc.*                                                  37,700             724
                                                                               -------------

COSMETICS & TOILETRIES -- 1.7%
Chattem, Inc.*                                                        45,000           1,863
                                                                               -------------

DISTRIBUTION SERVICES -- 1.0%
Aviall, Inc.*                                                         32,900           1,039
                                                                               -------------

EDUCATION -- 1.2%
Blackboard, Inc.*                                                     53,000           1,268
                                                                               -------------

ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 4.2%
ADE Corp.*                                                            75,700           2,123
IXYS Corp.*                                                          165,500           2,347
                                                                               -------------
                                                                                       4,470
                                                                               -------------

ENTERTAINMENT & LEISURE -- 2.1%
Steiner Leisure Ltd.*                                                 60,000           2,224
                                                                               -------------

FINANCE -- 2.5%
Asset Acceptance Capital, Corp.*                                      40,000   $       1,036
Portfolio Recovery Associates, Inc.*                                  40,000           1,681
                                                                               -------------
                                                                                       2,717
                                                                               -------------

FOOD & BEVERAGES -- 4.3%
Great Atlantic & Pacific Tea Co., Inc.*+                             100,000           2,906
Hansen Natural Corp.*+                                                12,000           1,016
Peet's Coffee & Tea, Inc.*                                            20,000             661
                                                                               -------------
                                                                                       4,583
                                                                               -------------

HEALTHCARE -- 9.5%
Amedisys, Inc.*                                                       55,000           2,023
American Healthways, Inc.*+                                           55,000           2,325
Matria Healthcare, Inc.*                                              48,900           1,576
Psychiatric Solutions, Inc.*                                          55,000           2,679
Sunrise Senior Living, Inc.*                                          30,000           1,619
                                                                               -------------
                                                                                      10,222
                                                                               -------------

HOTELS & GAMING -- 1.4%
Isle of Capri Casinos, Inc.*                                          11,600             304
Mikohn Gaming Corp.*                                                  85,000           1,252
                                                                               -------------
                                                                                       1,556
                                                                               -------------

HOTELS & RESORTS -- 0.9%
Orient-Express Hotels Ltd.                                            30,000             950
                                                                               -------------

HUMAN RESOURCES -- 0.5%
Labor Ready, Inc.*                                                    22,600             527
                                                                               -------------

INSURANCE -- 1.9%
American Physicians Capital, Inc.*                                    28,000           1,040
Safety Insurance Group, Inc.                                          30,000           1,013
                                                                               -------------
                                                                                       2,053
                                                                               -------------

MACHINERY & HEAVY EQUIPMENT -- 2.2%
Applied Industrial Technologies, Inc.                                 75,000           2,422
                                                                               -------------

MANUFACTURING -- 1.9%
Stewart & Stevenson Services, Inc.                                    90,000           2,039
                                                                               -------------

MEDICAL SERVICES & EQUIPMENT -- 12.2%
Intuitive Surgical, Inc.*                                             40,000           1,865
IRIS International Inc.*                                             135,000           2,403
LCA-Vision, Inc.                                                      55,000           2,665
LifeCell Corp.*                                                       70,000           1,107
Lifeline Systems, Inc.*                                               40,000           1,285
Option Care, Inc.                                                    150,000           2,115
Radiation Therapy Services, Inc.*                                     65,000           1,726
                                                                               -------------
                                                                                      13,166
                                                                               -------------

MEDICAL SUPPLIES & EQUIPMENT -- 2.8%
Allscripts Healthcare Solutions, Inc.*                                23,000             382
Computer Programs and Systems, Inc.                                   20,000             746
Medicore, Inc.*                                                       80,000           1,007
Palomar Medical Technologies, Inc.*                                   35,000             837
                                                                               -------------
                                                                                       2,972
                                                                               -------------

METAL COMPONENTS & PRODUCTS -- 0.7%
RTI International Metals, Inc.*                                       25,600             804
                                                                               -------------

METALS & MINING -- 0.3%
Universal Stainless & Alloy Products, Inc.*                           26,900             327
                                                                               -------------

OIL & GAS -- 1.4%
Pioneer Drilling Co.*                                                100,000           1,526
                                                                               -------------

                                                                 NUMBER OF         VALUE
                                                                  SHARES         (000) +/-
--------------------------------------------------------------------------------------------
PERSONAL SERVICES -- 2.3%
Bright Horizons Family Solutions, Inc.*                               60,000   $       2,443
                                                                               -------------

PHARMACEUTICALS -- 3.1%
SurModics, Inc.*+                                                     32,000           1,388
United Therapeutics Corp.*                                            40,000           1,928
                                                                               -------------
                                                                                       3,316
                                                                               -------------

RETAIL -- 6.1%
Hibbett Sporting Goods, Inc.*                                         25,500             965
Jos. A. Bank Clothiers, Inc.*+                                        34,600           1,498
The Pantry, Inc.*                                                     25,500             988
Stein Mart, Inc.                                                      65,000           1,430
True Religion Apparel, Inc.*+                                        120,000           1,644
                                                                               -------------
                                                                                       6,525
                                                                               -------------

SECURITY TECHNOLOGY -- 1.0%
American Science & Engineering, Inc.*                                 25,000           1,109
                                                                               -------------

SERVICES - COMMERCIAL -- 0.6%
Five Star Quality Care, Inc.*                                         83,300             608
                                                                               -------------

TELECOMMUNICATIONS -- 4.2%
Arris Group, Inc.*                                                   180,000           1,568
Comtech Telecommunications Corp.*                                     47,000           1,534
ECI Telecom LTD*                                                      70,000             581
Symmetricom, Inc.*                                                    82,500             855
                                                                               -------------
                                                                                       4,538
                                                                               -------------

TOTAL COMMON STOCKS
(COST $86,152)                                                                       107,407
                                                                               -------------

TOTAL INVESTMENTS -- 99.8%
  (COST $86,152)(a)                                                                  107,407
                                                                               -------------

                                                                    PAR
                                                                   (000)
--------------------------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL -- 9.3%

BK Amer VAR RT MSTR NT
 3.5170%, 07/01/05                                             $         715             715
CSFB TD
 3.3750%, 07/01/05                                                     3,178           3,178
Institutional Money Market Trust
 3.3050%, 07/01/05                                                     3,110           3,110
Lehman Bros FRN
 3.4970%, 07/01/05
Merrill Lynch VAR RT MSTR NT
 3.5370%, 07/01/05                                                     3,038           3,038
                                                                               -------------

TOTAL SECURITIES LENDING COLLATERAL
(COST $10,041)                                                                        10,041
                                                                               -------------

LIABILITES IN EXCESS OF
  OTHER ASSETS -- (9.1)%                                                       $      (9,802)
                                                                               -------------

NET ASSETS APPLICABLE TO 5,665,021
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                             $     107,646
                                                                               =============

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                                   $       19.00
                                                                               =============


----------
(a) At June 30, 2005, the cost for Federal income tax purposes was $86,210,620. Net unrealized appreciation was $21,195,954. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $22,206,293 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,010,339.
+ Security position is either entirely or partially on loan.
* Non-Income Producing Security
+/- See Note 1 to Financial Statements.
FRN - Floating Rate Note
MSTR NT - Master Note
TD - Time Deposit
VAR RT - Variable Rate

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2005 (UNAUDITED)
THE SMALL CAP VALUE FUND

                                                                   NUMBER          VALUE
                                                                 OF SHARES       (000) +/-
--------------------------------------------------------------------------------------------
COMMON STOCKS -- 85.9%

ADVERTISING -- 0.6%
Advo, Inc.                                                            29,517   $         940
                                                                               -------------

AEROSPACE & DEFENSE -- 1.5%
Ducommun, Inc. *                                                      29,738             503
EDO Corp.                                                             24,435             731
MTC Technologies, Inc.*                                               28,274           1,041
                                                                               -------------
                                                                                       2,275
                                                                               -------------

AGRICULTURAL PRODUCTS -- 1.2%
Agrium, Inc.                                                          77,074           1,511
Corn Products International, Inc.                                     12,278             292
                                                                               -------------
                                                                                       1,803
                                                                               -------------

AUTOMOBILES & RELATED -- 4.3%
American Axle & Manufacturing Holdings, Inc.                          34,189             864
ArvinMeritor, Inc.                                                    12,847             229
Commerical Vehicle Group, Inc.*                                       46,465             825
LoJack Corp.*                                                         38,556             677
Tenneco Automotive, Inc.*                                             61,701           1,027
Wabash National Corp.*                                               127,716           3,094
                                                                               -------------
                                                                                       6,716
                                                                               -------------

BANKING -- 10.5%
Alabama National BanCorporation                                       19,267           1,259
Alliance Bankshares Corp.*                                            14,030             214
Bancorp, Inc.                                                         47,570             830
Berkshire Hills Bancorp, Inc.                                         14,572             486
Brookline Bancorp, Inc.+                                              51,197             832
Cardinal Financial Corp.*                                             53,208             500
Central Pacific Financial Corp.                                       26,769             953
Citizens Banking Corp.                                                51,743           1,564
Fidelity Bankshares, Inc.                                             40,923           1,085
First Oak Brook Bancshares, Inc.                                      10,473             296
Iberiabank Corp.                                                      16,887           1,040
Interchange Financial Services Corp.                                   7,874             144
Irwin Financial Corp                                                  25,588             568
Main Street Banks, Inc.                                               25,327             645
Millenium Bankshares Corp.*+                                          35,267             252
NetBank, Inc.                                                         61,257             571
PFF Bancorp, Inc.                                                     69,109           2,093
Placer Sierra Bancshares*                                             20,872             569
Prosperity Bancshares, Inc.*                                          11,788             337
Signature Bank*                                                       22,902             559
Southcoast Financial Corp.*                                              971              24
Sterling Bancorp                                                      14,177             303
Sun Bancorp, Inc.*                                                     6,774             140
Texas United Bancshares, Inc.                                         13,954             254
UMB Financial Corp.                                                      471              27
United Community Banks, Inc.                                          26,962             701
West Coast Bancorp                                                     3,145              77
                                                                               -------------
                                                                                      16,323
                                                                               -------------

BUILDING & REAL ESTATE -- 1.3%
Beazer Homes USA, Inc.+                                               20,010           1,143
Champion Enterprises, Inc.*                                           15,121             150
Modtech Holdings, Inc. *+                                             28,496             185
Standard Pacific Corp.                                                 4,044             356
WCI Communities, Inc.*                                                 7,283             233
                                                                               -------------
                                                                                       2,067
                                                                               -------------

BUILDING PRODUCTS & SUPPLIES -- 2.2%
ELKCorp                                                               19,517             557
Hughes Supply, Inc.                                                   31,123             875
Lennox International, Inc.                                            30,727             650
Texas Industries, Inc.                                                 8,531             480
Universal Forest Products, Inc.                                       22,263             923
                                                                               -------------
                                                                                       3,485
                                                                               -------------

CABLE OPERATORS -- 0.3%
Anixter International, Inc.*                                          14,087   $         524
                                                                               -------------

CHEMICALS -- 2.7%
Albemarle Corp.                                                       35,751           1,304
American Vanguard Corp.                                                  645              14
Minerals Technologies, Inc.                                           18,781           1,157
Penford Corp.                                                         23,880             382
Sensient Technologies Corp.+                                          66,779           1,376
                                                                               -------------
                                                                                       4,233
                                                                               -------------

COMPUTER - INTERNET SERVICES & SOFTWARE -- 1.9%
Autobytel, Inc.*                                                     133,149             643
Citadel Security Software, Inc.*+                                     97,793              73
E.piphnay, Inc.*                                                      21,268              74
Lionbridge Technologies, Inc.*                                       242,390           1,643
The Ultimate Software Group, Inc.*                                    35,963             587
                                                                               -------------
                                                                                       3,022
                                                                               -------------

COMPUTER - NETWORK PRODUCTS & SERVICES -- 1.3%
Black Box Corp.                                                        4,274             151
Insight Enterprises, Inc.*                                            72,268           1,458
McDATA Corporation*                                                  108,128             433
                                                                               -------------
                                                                                       2,042
                                                                               -------------

COMPUTER SERVICES & SOFTWARE -- 2.9%
Hutchinson Technology, Inc.*+                                         23,928             921
Hyperion Solutions Corp.*                                             10,093             406
Imation Corp.                                                         14,884             578
Mobility Electronics, Inc.*                                           58,934             539
MTS Systems Corp.                                                      4,695             158
PalmOne, Inc.*                                                        12,782             381
Synnex Corp.*                                                          2,160              38
Take-Two Interactive Software, Inc.*                                  39,416           1,003
Viisage Technology, Inc.*+                                            95,139             426
                                                                               -------------
                                                                                       4,450
                                                                               -------------

CONSULTING SERVICES -- 0.3%
BearingPoint, Inc.                                                    52,653             386
Maximus, Inc.                                                          4,446             157
                                                                               -------------
                                                                                         543
                                                                               -------------

CONSUMER PRODUCTS -- 2.1%
Fossil, Inc.*                                                         25,841             587
Helen of Troy Ltd.*                                                   37,847             964
Oneida Ltd.*+                                                         64,871             162
Playtex Products, Inc.*                                               71,284             767
Prestige Brands Holdings, Inc.*                                        6,982             136
Select Comfort Corp.*                                                 30,679             657
                                                                               -------------
                                                                                       3,273
                                                                               -------------

COSMETICS & TOILETRIES -- 1.1%
Chattem, Inc.*                                                         1,780              74
Elizabeth Arden, Inc.*                                                68,273           1,597
                                                                               -------------
                                                                                       1,671
                                                                               -------------

DISTRIBUTION SERVICES -- 0.3%
NuCo2, Inc.*                                                          18,442             473
                                                                               -------------

DIVERSIFIED OPERATIONS -- 1.3%
Actuant Corp.*                                                        29,140           1,397
Lydall, Inc.*                                                         70,323             606
                                                                               -------------
                                                                                       2,003
                                                                               -------------

EDUCATION -- 0.8%
ITT Educational Services, Inc.*                                       23,090           1,233
                                                                               -------------

ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 2.8%
CyberOptics Corp.*                                                    26,158             341
Fairchild Semiconductor International, Inc.                           24,314             359

                                                                   NUMBER          VALUE
                                                                 OF SHARES       (000) +/-
--------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -- (CONTINUED)
Franklin Electric Co., Inc.                                           16,472   $         637
Integrated Device Technology, Inc.                                   105,926           1,139
Kemet Corp.*                                                          21,909             139
Methode Electronics, Inc.                                             13,203             157
Skyworks Solutions, Inc.*                                             29,412             217
Tessera Technologies, Inc.*+                                          39,285           1,313
                                                                               -------------
                                                                                       4,302
                                                                               -------------

ENERGY RESOURCES & SERVICES -- 4.4%
Atmos Energy Corp.                                                       857              25
Avista Corp.                                                          18,418             342
Baldor Electric Co.                                                   18,324             446
Central Vermont Public Service Corp.                                   6,722             124
Cleco Corp.                                                           26,128             564
Comfort Systems USA, Inc.*                                            50,173             330
El Paso Electric Co.*                                                 84,251           1,723
Graftech International Ltd.*                                         242,151           1,041
MGE Energy, Inc.                                                       4,990             182
Power Integrations, Inc.*                                              3,165              68
Sierra Pacific Resources*+                                            19,872             247
South Jersey Industries, Inc.                                          8,753             535
Southern Union Co.*                                                   21,988             540
Westar Energy, Inc.                                                   26,946             648
                                                                               -------------
                                                                                       6,815
                                                                               -------------

ENTERTAINMENT & LEISURE -- 1.2%
Atari, Inc.*                                                         349,306             971
K2, Inc.*                                                             74,910             950
                                                                               -------------
                                                                                       1,921
                                                                               -------------

ENVIRONMENTAL INSTRUMENTS -- 0.1%
TRC Cos., Inc.*                                                       15,281             179
                                                                               -------------

FINANCE -- 6.3%
Accredited Home Lenders Holding Co.*                                  58,182           2,560
Affiliated Managers Group, Inc.*                                      19,707           1,347
Apollo Investment Corp.*                                              45,809             844
BankUnited Financial Corp.*                                           42,764           1,156
Financial Federal Corp.*                                              32,958           1,273
First Niagara Financial Group, Inc.                                  113,901           1,661
Knight Capital Group*                                                 91,632             698
OptionsXpress Holdings, Inc.*                                         12,949             197
                                                                               -------------
                                                                                       9,736
                                                                               -------------

FOOD & BEVERAGES -- 0.6%
American Italian Pasta Co.                                            21,500             452
Hain Celestial Group, Inc.*                                           23,460             457
                                                                               -------------
                                                                                         909
                                                                               -------------

HEALTHCARE -- 1.0%
Omega Healthcare Investors, Inc.                                      48,156             619
Parexel International Corp.*                                          25,448             505
Psychiatric Solutions, Inc.*                                           5,048             246
United Surgical Partners International, Inc.*                          5,025             262
                                                                               -------------
                                                                                       1,632
                                                                               -------------

HOTELS & GAMING -- 0.8%
Aztar Corp.*+                                                         35,052           1,200
                                                                               -------------

HUMAN RESOURCES -- 0.4%
Medical Staffing Network Holdings, Inc.*                              64,884             321
Resources Connection, Inc.*+                                          11,073             257
                                                                               -------------
                                                                                         578
                                                                               -------------

INDUSTRIAL -- 0.3%
Infrasource Services, Inc.*                                           31,602             329
Tennant Co.                                                            5,957             211
                                                                               -------------
                                                                                         540
                                                                               -------------

INSURANCE -- 4.1%
Aspen Insurance Holdings, Ltd.                                        18,188   $         501
Donegal Group, Inc.                                                   16,672             333
National Atlantic Holdings Corp.                                      22,966             266
The Navigators Group, Inc.*                                           15,870             549
Nymagic, Inc.                                                         12,689             296
ProAssurance Corp.*                                                   27,237           1,137
ProCentury Corp.                                                      51,728             519
Pxre Group Ltd.                                                       32,194             812
RLI Corp.                                                             27,907           1,245
StanCorp Financial Group, Inc.                                         9,928             760
                                                                               -------------
                                                                                       6,418
                                                                               -------------

MACHINERY & HEAVY EQUIPMENT -- 0.6%
Applied Industrial Technologies, Inc.                                 11,176             361
Terex Corp.*+                                                         15,617             615
                                                                               -------------
                                                                                         976
                                                                               -------------

MANUFACTURING -- 1.1%
Hydril Co.*                                                            8,771             477
Jacuzzi Brands, Inc.*                                                 94,747           1,017
Lindsay Manufacturing Co.                                              3,700              87
Trex Company, Inc.*                                                    3,078              79
                                                                               -------------
                                                                                       1,660
                                                                               -------------

MEDICAL SERVICES & EQUIPMENT -- 0.8%
NDC Health Corp.                                                      38,548             693
Radiologix, Inc.*                                                    144,749             615
                                                                               -------------
                                                                                       1,308
                                                                               -------------

MEDICAL SUPPLIES & EQUIPMENT -- 0.9%
Abaxis, Inc.                                                          27,577             300
Conceptus, Inc.*                                                      75,001             424
PSS World Medical, Inc.*                                              55,079             686
                                                                               -------------
                                                                                       1,410
                                                                               -------------

METAL COMPONENTS & PRODUCTS -- 2.3%
Commercial Metals Co.                                                 45,706           1,089
Earle M. Jorgensen Co.*                                               74,047             596
Mueller Industries, Inc.                                              47,211           1,279
Oregon Steel Mills, Inc.*                                             36,489             628
                                                                               -------------
                                                                                       3,592
                                                                               -------------

METALS & MINING -- 0.1%
Schnitzer Steel Industries, Inc.                                       6,731             159
                                                                               -------------

OIL & GAS -- 5.6%
Frontier Oil Corp                                                     51,597           1,514
Northwest Natural Gas Co.                                             35,091           1,342
Oil States International, Inc.*+                                      14,342             361
Parallel Petroleum Corp.*                                             38,411             340
Petroleum Development Corp.*                                           6,827             217
Range Resources Corp.                                                 71,915           1,935
Southwest Gas Corp.                                                   17,770             453
W-H Energy Services, Inc.*                                            19,006             474
Whiting Petroleum Corp.*                                              50,900           1,848
Willbros Group                                                        18,858             270
                                                                               -------------
                                                                                       8,754
                                                                               -------------

PAPER & RELATED PRODUCTS -- 1.1%
Caraustar Industries, Inc.*                                          164,372           1,726
                                                                               -------------

PHARMACEUTICALS -- 1.1%
Medarex, Inc.*                                                        35,496             296
Renovis, Inc.*                                                        22,827             349
Salix Pharmaceuticals Ltd.                                            15,938             281
Thermogenesis Corp.*                                                  94,854             413
United Therapeutics Corp.*                                             7,865             379
                                                                               -------------
                                                                                       1,718
                                                                               -------------

                                                                   NUMBER          VALUE
                                                                 OF SHARES       (000) +/-
--------------------------------------------------------------------------------------------
PRINTING & PUBLISHING -- 0.4%
Journal Register Co.*                                                 39,726   $         695
                                                                               -------------

RESTAURANTS -- 0.8%
Buca, Inc.*                                                           69,259             361
California Pizza Kitchen, Inc.*                                       24,610             671
Fox & Hound Restaurant Group*                                         24,255             290
                                                                               -------------
                                                                                       1,322
                                                                               -------------

RETAIL -- 4.3%
Aaron Rents, Inc.                                                     69,956           1,741
Big Lots, Inc.*+                                                      35,253             467
Brookstone, Inc.                                                      57,208           1,080
Dress Barn, Inc.*                                                     16,810             380
Gymboree Corp.*                                                       76,909           1,051
School Specialty, Inc.*                                               10,774             501
Sharper Image Corp.*                                                  41,184             524
Tuesday Morning Corp.                                                  4,935             156
Zale Corp.*+                                                          26,142             828
                                                                               -------------
                                                                                       6,728
                                                                               -------------

SERVICES - COMMERCIAL -- 0.4%
LECG Corp.                                                            17,322             368
PRG-Schultz International, Inc.*                                      89,024             251
                                                                               -------------
                                                                                         619
                                                                               -------------

TELECOMMUNICATIONS -- 3.6%
Alamosa Holdings, Inc.*                                               27,839             387
Alaska Communications Systems Group, Inc.                             38,395             380
Cincinnati Bell, Inc.*                                               124,575             536
Ditech Communications Corp.*                                          67,593             439
Iowa Telecommunications Services, Inc.*                               17,175             322
Powerwave Technologies, Inc.                                          28,575             292
UbiquiTel, Inc.*                                                      15,408             126
US Unwired, Inc.*                                                     52,260             304
Valor Communications Group, Inc.*                                     26,987             372
West Corp.*                                                           62,021           2,382
                                                                               -------------
                                                                                       5,540
                                                                               -------------

TEXTILES & APPAREL -- 0.7%
Kellwood Co.                                                          17,545             472
K-Swiss, Inc.                                                         21,478             695
                                                                               -------------
                                                                                       1,167
                                                                               -------------

TRANSPORTATION & RELATED SERVICES -- 2.4%
AirTran Holdings, Inc.*+                                             111,884           1,033
Dryships, Inc.*                                                        6,802             112
Forward Air Corp.*                                                    10,797             305
Frontier Airlines, Inc.*                                              24,336             251
Heartland Express, Inc.                                               30,258             588
OMI Corp.                                                             36,740             699
SCS Transportation, Inc.*                                             45,715             814
                                                                               -------------
                                                                                       3,802
                                                                               -------------

WASTE MANAGEMENT -- 0.4%
Waste Connections, Inc.*                                              15,476             577
                                                                               -------------

WHOLESALE DISTRIBUTOR -- 0.4%
Scansource, Inc.*                                                     15,769             677
                                                                               -------------

TOTAL COMMON STOCKS
(COST $123,175)                                                                      133,736
                                                                               -------------

REAL ESTATE INVESTMENT TRUSTS -- 10.9%

APARTMENTS -- 0.6%
American Campus Communities+                                           7,149   $         162
Gables Residential Trust                                               8,990             389
Post Properties, Inc.                                                 11,985             433
                                                                               -------------
                                                                                         984
                                                                               -------------

AUTOMOBILES & RELATED -- 1.0%
Capital Automotive Trust                                              38,968           1,487
                                                                               -------------

DIVERSIFIED -- 1.8%
Correctional Properties Trust                                         35,792           1,013
Digital Reality Trust Inc                                              5,729             100
Entertainment Properties Trust                                        15,072             693
Lexington Corporate Properties Trust                                  42,397           1,030
                                                                               -------------
                                                                                       2,836
                                                                               -------------

FINANCE -- 1.4%
MFA Mortgage Investments, Inc.                                       100,190             746
RAIT Investment Trust                                                 48,803           1,462
                                                                               -------------
                                                                                       2,208
                                                                               -------------

HOTELS & RESORTS -- 0.6%
Hersha Hospitality Trust                                              17,953             171
Lasalle Hotel Properties                                              25,002             821
                                                                               -------------
                                                                                         992
                                                                               -------------

LOCAL RETAIL -- 0.4%
Arcadia Realty Trust                                                  30,126             562
                                                                               -------------

OFFICE PROPERTY -- 3.2%
AmeriVest Properties, Inc.                                            18,657              78
BioMed Realty Trust, Inc.                                             33,912             809
Brandywine Realty Trust                                               38,368           1,176
Corporate Office Properties                                            5,530             163
Parkway Properties, Inc.                                              28,122           1,406
Prentiss Properties Trust                                             31,254           1,139
Spirit Finance Corp.                                                  16,217             191
                                                                               -------------
                                                                                       4,962
                                                                               -------------

REGIONAL MALLS -- 1.3%
Agree Realty Corp.                                                    21,676             656
Commercial Net Lease Realty                                           61,013           1,249
KKR Financial Corp.*                                                   5,419             135
                                                                               -------------
                                                                                       2,040
                                                                               -------------

RESIDENTIAL CONSTRUCTION -- 0.3%
Town & Country Trust                                                  14,455             412
                                                                               -------------

STORAGE -- 0.3%
U-Store-It Trust                                                      26,029             496
                                                                               -------------

TOTAL REAL ESTATE INVESTMENT TRUSTS
(COST $14,877)                                                                        16,979
                                                                               -------------

SHORT-TERM INVESTMENTS -- 3.3%

BlackRock Provident Institutional
     Funds - TempCash                                              2,547,266           2,547
RBB Sansom Street Fund Money Market
     Portfolio                                                     2,597,979           2,598
                                                                               -------------

TOTAL SHORT-TERM INVESTMENTS
(COST $5,145)                                                                          5,145
                                                                               -------------

TOTAL INVESTMENTS -- 100.1%
  (COST $143,197) (a)                                                                155,860

                                                                   PAR             VALUE
                                                                  (000)          (000) +/-
--------------------------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL -- 7.4%

BK Amer VAR RT MSTR NT
 3.5170%, 07/01/05                                             $         521   $         521
CSFB TD
 3.3750%, 07/01/05                                                     2,317           2,317
Institutional Money Market Trust
 3.3050%, 07/01/05                                                     5,607           5,607
Merrill Lynch VAR RT MSTR NT
 3.5370%, 07/01/05                                                     2,215           2,215
Natexis FRN
 3.4870%, 07/01/05                                                       867             867
Societe Generale TD
 3.3750%, 07/01/05                                                        22              22
                                                                               -------------

TOTAL SECURITIES LENDING COLLATERAL
(COST $11,549)                                                                        11,549
                                                                               -------------

OTHER LIABILITIES IN EXCESS
  OF ASSETS -- (7.5)%
                                                                                     (11,717)
                                                                               -------------

NET ASSETS APPLICABLE TO 9,360,020
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                             $     155,692
                                                                               -------------

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                                   $       16.63
                                                                               =============

----------
(a) At June 30, 2005, the cost for Federal income tax purposes was $143,326,280. Net unrealized appreciation was $12,533,583. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $20,239,878 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $7,706,295.
+ Security position is either entirely or partially on loan.
* Non-Income Producing Security
+/- See Note 1 to Financial Statements.
FRN - Floating Rate Note
MSTR NT - Master Note
TD - Time Deposit
VAR RT - Variable Rate

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2005 (UNAUDITED)
THE INTERNATIONAL EQUITY FUND

                                                                   NUMBER          VALUE
                                                                 OF SHARES       (000) +/-
--------------------------------------------------------------------------------------------
COMMON STOCKS -- 99.0%

AUSTRALIA -- 11.5%
Macquarie Bank Ltd.*                                                 139,000   $       6,300
Westfield Group*                                                     321,268           4,328
Tabcorp Holdings Ltd.*                                               203,763           2,538
Woolworths Ltd.*                                                     265,381           3,326
Macquarie Airports*                                                1,059,680           2,875
                                                                               -------------
                                                                                      19,367
                                                                               -------------

BELGIUM -- 2.2%
Colruyt NV                                                            27,325           3,725
                                                                               -------------

BRAZIL -- 3.1%
Banco Itau Holding Financeira S.A.*                                   14,817           2,755
Souza Cruz S.A.                                                      199,600           2,470
                                                                               -------------
                                                                                       5,225
                                                                               -------------

FRANCE -- 1.4%
M6 Metropole Television*                                              96,100           2,437
                                                                               -------------

GERMANY -- 1.5%
Puma AG                                                               10,150           2,508
                                                                               -------------

HONG KONG -- 1.5%
Esprit Holdings Ltd.*                                                353,500           2,549
                                                                               -------------

INDIA -- 8.2%
Infosys Technologies Ltd.                                            121,700           6,591
HDFC Bank Ltd. ADR                                                    94,600           4,400
ITC Ltd. GDR                                                          79,700           2,869
                                                                               -------------
                                                                                      13,860
                                                                               -------------

IRELAND -- 4.8%
Anglo Irish Bank Corp.                                               304,184           3,766
Anglo Irish Bank Corp.                                               346,018           4,288
                                                                               -------------
                                                                                       8,054
                                                                               -------------

JAPAN -- 5.5%
Toyota Motor Corp.                                                    97,100           3,465
Daito Trust Construction Co. Ltd.                                     55,700           2,080
Millea Holdings, Inc.                                                    281           3,769
                                                                               -------------
                                                                                       9,314
                                                                               -------------

KOREA -- 6.9%
Korea Tobacco & Genseng Corp.*                                        81,000           3,157
S1 Corp.                                                              72,040           3,066
Pacific Corp.*                                                        10,930           2,867
Lotte Chilsung Beverage Co. Ltd.*                                      2,930           2,512
                                                                               -------------
                                                                                      11,602
                                                                               -------------

SINGAPORE -- 1.1%
Singapore Airport Terminal Services Ltd.                           1,326,500           1,788
                                                                               -------------

SOUTH AFRICA -- 2.3%
Remgro Ltd.                                                          247,200           3,903
                                                                               -------------

SPAIN -- 11.2%
Banco Popular*                                                       180,250           2,175
Enagas                                                               500,500           8,847
Red Electrica de Espana                                              288,300           7,970
                                                                               -------------
                                                                                      18,992
                                                                               -------------

SWITZERLAND -- 7.8%
UBS AG                                                                31,400           2,448
Lindt & Spruengli AG                                                   1,723           2,571
Nestle AG*                                                            18,715           4,781
Kuehne & Nagel International AG                                       16,500           3,500
                                                                               -------------
                                                                                      13,300
                                                                               -------------

UNITED KINGDOM -- 30.0%
Northern Rock Plc                                                    437,612   $       6,212
Royal Bank of Scotland Group Plc*                                    126,738           3,816
Barratt Developments Plc*                                            246,000           3,154
British American Tobacco Plc                                         371,741           7,159
Imperial Tobacco Group Plc                                           124,868           3,356
Reckitt Benckiser Plc*                                                92,437           2,715
Kensington Group Plc                                                 292,500           2,952
Cadbury Schweppes Plc*                                               348,309           3,315
Diageo Plc*                                                          308,229           4,534
Johnston Press Plc                                                   343,863           2,955
Signet Group Plc                                                   1,376,320           2,675
Tesco*                                                             1,373,263           7,824
                                                                               -------------
                                                                                      50,667
                                                                               -------------

TOTAL COMMON STOCK
(COST 119,675)                                                                       167,291

SHORT-TERM INVESTMENTS -- 1.3%

BlackRock Provident Institutional
   Funds - TempCash                                                1,142,499           1,143
BlackRock Provident Institutional
   Funds - TempFund                                                1,142,497           1,142
                                                                               -------------

TOTAL SHORT-TERM INVESTMENTS
(COST $2,285)                                                                          2,285
                                                                               -------------

TOTAL INVESTMENTS -- 100.3%
  (COST $121,960)(a)                                                                 169,576

LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (0.3)%                                                                (510)
                                                                               -------------

NET ASSETS APPLICABLE TO 9,231,471
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                             $     169,066
                                                                               =============

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                                   $       18.31
                                                                               =============

----------
(a) At June 30, 2005, the cost for Federal income tax purposes was $121,978,639. Net unrealized appreciation was $47,597,463. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $48,309,115 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $711,652.
* Non-Income Producing Security
+/- Securities have been fair valued. See Note 1 to Financial Statements.
ADR - American Depository Receipt
GDR - Global Depository Receipt

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

COMMON STOCKS                                                   % OF MARKET        VALUE
INDUSTRY DIVERSIFICATION                                           VALUE          (000'S)
--------------------------------------------------------------------------------------------
AUTOMOBILES & RELATED                                                    2.1%  $       3,465
BANKING                                                                 20.2%         33,713
BROADCAST/MEDIA                                                          1.5%          2,437
BUILDING & REAL ESTATE                                                   5.7%          9,562
COMPUTER - INTERNET SERVICES & SOFTWARE                                  3.9%          6,591
CONSUMER PRODUCTS                                                       17.8%         29,849
COSMETICS & TOILETRIES                                                   1.7%          2,867
DIVERSIFIED OPERATIONS                                                   2.3%          3,903
ENERGY RESOURCES & SERVICES                                             10.1%         16,817
FINANCE                                                                  3.2%          5,400
FOOD & BEVERAGES                                                        10.6%         17,713
HOTELS & GAMING                                                          1.5%          2,537
INSURANCE                                                                2.3%          3,769
PRINTING & PUBLISHING                                                    1.8%          2,955
RETAIL                                                                  10.5%         17,550
SERVICES - COMMERCIAL                                                    2.8%          4,663
TRANSPORTATION & RELATED SERVICES                                        2.1%          3,500
                                                               -----------------------------
                                                                       100.0%  $     167,291
                                                               =============================

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2005 (UNAUDITED)
THE REIT FUND

                                                                   NUMBER          VALUE
                                                                 OF SHARES       (000) +/-
--------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 98.3%

APARTMENTS -- 16.8%
Avalonbay Communities, Inc.                                           16,500   $       1,333
BRE Properties, Inc.                                                  16,900             707
Camden Property Trust                                                 18,700           1,005
Equity Residential Properties Trust                                   47,800           1,760
GMH Communities Trust                                                 32,400             449
Home Properties, Inc.                                                 19,000             818
                                                                               -------------
                                                                                       6,072
                                                                               -------------

DIVERSIFIED -- 7.3%
Vornado Realty Trust                                                  22,700           1,825
Washington Real Estate Investment Trust                               10,700             334
Spirit Finance Corp.                                                  40,600             477
                                                                               -------------
                                                                                       2,636
                                                                               -------------

FACTORY OUTLETS -- 1.3%
Tanger Factory Outlet Centers, Inc.                                   18,000             485
                                                                               -------------
                                                                                         485
                                                                               -------------

HOTELS -- 12.0%
Host Marriott Corp.                                                   77,500           1,356
Lasalle Hotel Properties                                              21,152             694
Orient-Express Hotels Ltd.                                             7,000             222
Starwood Hotels & Resorts Worldwide, Inc.                             35,200           2,062
                                                                               -------------
                                                                                       4,334
                                                                               -------------

INDUSTRIAL -- 2.6%
Eastgroup Properties, Inc.                                             8,700             366
Prologis                                                              14,300             576
                                                                               -------------
                                                                                         942
                                                                               -------------

MANUFACTURED HOMES -- 1.4%
Equity Lifestyle Properties, Inc.                                     12,700             505
                                                                               -------------
                                                                                         505
                                                                               -------------

MIXED INDUSTRIAL/OFFICE -- 4.6%
Liberty Property Trust                                                32,800           1,453
PS Business Parks, Inc.                                                4,500             200
                                                                               -------------
                                                                                       1,653
                                                                               -------------

NET LEASE -- 1.1%
Ventas, Inc.                                                          12,700             384
                                                                               -------------
                                                                                         384
                                                                               -------------

OFFICE -- 17.7%
Alexandria Real Estate Equities Inc.                                   8,900             654
Arden Realty, Inc.                                                    18,700             673
BioMed Realty Trust, Inc.                                             17,100             408
Boston Properties, Inc.                                               28,800           2,016
Brookfield Properties Corp.                                           49,650           1,430
HRPT Properties Trust                                                 39,400             490
Mack-Cali Realty Corp.                                                13,500             611
Mission West Properties Inc.                                          14,700             151
                                                                               -------------
                                                                                       6,433
                                                                               -------------

OTHER -- 2.2%
Capital Automotive Trust                                              21,100             805
                                                                               -------------
                                                                                         805
                                                                               -------------

REGIONAL MALLS -- 12.3%
CBL & Associates Properties, Inc.                                     13,400             577
The Mills Corp.                                                       11,800             717
Simon Property Group, Inc.                                            43,800           3,175
                                                                               -------------
                                                                                       4,469
                                                                               -------------

SELF-STORAGE -- 5.4%
Public Storage, Inc.                                                  25,315           1,601
U-Store-It Trust                                                      18,400             351
                                                                               -------------
                                                                                       1,952
                                                                               -------------

STRIP CENTERS -- 13.6%
Arcadia Realty Trust                                                   6,500   $         121
Developers Diversified Realty Corp.                                   18,500             850
Equity One, Inc.                                                      14,200             322
Kimco Realty Corp                                                      2,300             135
Pan Pacific Retail Properties, Inc.                                   19,464           1,292
Realty Income Corp.                                                   19,000             476
Regency Centers Corp.                                                 18,600           1,064
Weingarten Realty Investors                                           17,500             686
                                                                               -------------
                                                                                       4,946
                                                                               -------------

TOTAL REAL ESTATE INVESTMENT TRUSTS
(COST $28,835)                                                                        35,616
                                                                               -------------

SHORT-TERM INVESTMENTS -- 1.9%

BlackRock Provident Institutional
   Funds -TempCash                                                   349,934             350
BlackRock Provident Institutional
   Funds -TempFund                                                    34,935             350
                                                                               -------------

TOTAL SHORT-TERM INVESTMENTS
(COST $700)                                                                              700
                                                                               -------------

TOTAL INVESTMENTS -- 100.2%
  (COST $29,535)(a)                                                                   36,316

LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (0.2)%                                                                 (55)
                                                                               -------------

NET ASSETS APPLICABLE TO 2,393,445
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                             $      36,261
                                                                               =============

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                                   $       15.15
                                                                               =============

----------
(a) At June 30, 2005, the cost for Federal income tax purposes was $29,547,454. Net unrealized appreciation was $6,768,623. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $6,768,623.
+/- See Note 1 to Financial Statements.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                       THIS PAGE LEFT INTENTIONALLY BLANK

PENN SERIES FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 2005
(AMOUNTS IN THOUSANDS)

                                                        MONEY          LIMITED         QUALITY
                                                        MARKET      MATURITY BOND        BOND
                                                         FUND           FUND             FUND
                                                    -------------   -------------   -------------
ASSETS:

Investments at value                                $      72,103   $      65,803   $     187,785
Securities lending collateral                                   -           3,923          11,172
Interest, dividends and reclaims receivable                   298             211             892
Receivable for investment securities sold                       -               -           5,022
Other assets                                                    2               1               3
                                                    -------------   -------------   -------------
      Total Assets                                         72,403          69,938         204,874
                                                    -------------   -------------   -------------

LIABILITIES:

Obligation to return securities lending collateral              -           3,923          11,172
Payable for investment securities purchased                     -           7,782          41,165
Dividends payable                                             157               -               -
Payable to the investment adviser                              12              14              41
Payable to The Penn Mutual Life Insurance Co.                  29              22              57
Other liabilities                                              22              15              34
                                                    -------------   -------------   -------------
    Total Liabilities                                         220          11,756          52,469
                                                    -------------   -------------   -------------
NET ASSETS                                          $      72,183   $      58,182   $     152,405
                                                    =============   =============   =============

Investments at cost                                 $      72,103   $      65,858   $     187,932
Market value of securities on loan                              -   $       3,849   $      10,972

                                                        INDEX          MID CAP         MID CAP
                                                         500           GROWTH           VALUE
                                                         FUND           FUND             FUND
                                                    -------------   -------------   -------------
ASSETS:

Investments at value                                $     227,268   $      70,692   $     101,346
Securities lending collateral                              40,232          12,314          12,359
Interest, dividends and reclaims receivable                   278              19              53
Receivable for investment securities sold                       -           1,174           3,650
Other assets                                                   13               1               1
                                                    -------------   -------------   -------------
      Total Assets                                        267,791          84,200         117,409
                                                    -------------   -------------   -------------

LIABILITIES:

Obligation to return securities lending collateral         40,232          12,314          12,359
Payable for investment securities purchased                     -             407           3,503
Payable to the investment advisor                              13              40              45
Payable to The Penn Mutual Life Insurance Co.                  76              22              37
Futures payable                                                15               -               -
Other liabilities                                              60               4              12
                                                    -------------   -------------   -------------
    Total Liabilities                                      40,396          12,787          15,956
                                                    -------------   -------------   -------------
NET ASSETS                                          $     227,395   $      71,413   $     101,453
                                                    =============   =============   =============

Investments at cost                                 $     248,804   $      59,318   $      91,060
Market value of securities on loan                  $      38,798   $      11,795   $      11,924

* PRIOR TO AUGUST 1, 2004, THE GROWTH STOCK FUND WAS NAMED GROWTH EQUITY FUND. ** PRIOR TO AUGUST 1, 2004, THE SMALL CAP GROWTH FUND WAS NAMED EMERGING GROWTH FUND.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                     HIGH YIELD    FLEXIBLY      GROWTH       LARGE CAP     LARGE CAP
                                                        BOND        MANAGED       STOCK         VALUE         GROWTH
                                                        FUND         FUND        FUND *         FUND           FUND
                                                     ----------   ----------   ----------   -------------   ----------
ASSETS:

Investments at value                                 $   84,919   $  977,646   $   94,463   $     213,355   $   24,885
Securities lending collateral                                 -      123,967       24,537          35,861            -
Interest, dividends and reclaims receivable               1,504        2,169           96             309           28
Receivable for investment securities sold                 1,137          106          121             558            -
Other assets                                                  2           21            1               4            1
                                                     ----------   ----------   ----------   -------------   ----------
      Total Assets                                       87,562    1,103,909      119,218         250,087       24,914
                                                     ----------   ----------   ----------   -------------   ----------

LIABILITIES:

Obligation to return securities lending collateral            -      123,967       24,537          35,861            -
Payable for investment securities purchased                 831          489          513           1,648            -
Dividends payable                                             -            -            -               -            -
Payable to the investment adviser                            35          482           51             106           11
Payable to The Penn Mutual Life Insurance Co.                32          357           34              80            9
Other liabilities                                            34          150           22              49            9
                                                     ----------   ----------   ----------   -------------   ----------
    Total Liabilities                                       932      125,445       25,157          37,744           29
                                                     ----------   ----------   ----------   -------------   ----------
NET ASSETS                                           $   86,630   $  978,464   $   94,061   $     212,343   $   24,885
                                                     ==========   ==========   ==========   =============   ==========

Investments at cost                                  $   83,944   $  776,837   $   87,431   $     201,004   $   23,867
Market value of securities on loan                            -   $  119,215   $   23,603   $      34,474            -

                                                      STRATEGIC    SMALL CAP    SMALL CAP   INTERNATIONAL
                                                        VALUE       GROWTH        VALUE         EQUITY         REIT
                                                        FUND        FUND **       FUND           FUND          FUND
                                                     ----------   ----------   ----------   -------------   ----------
ASSETS:

Investments at value .                               $   37,346   $  107,407   $  155,860   $     169,576   $   36,316
Securities lending collateral                                 -       10,041       11,549               -            -
Interest, dividends and reclaims receivable                  42           17          194             701          144
Receivable for investment securities sold                     -          371        2,356           1,280          385
Other assets                                                  1            2            4               4            1
                                                     ----------   ----------   ----------   -------------   ----------
      Total Assets                                       37,389      117,838      169,963         171,561       36,846
                                                     ----------   ----------   ----------   -------------   ----------

LIABILITIES:

Obligation to return securities lending collateral            -       10,041       11,549               -            -
Payable for investment securities purchased                 384            -        2,521           1,390          544
Payable to the investment advisor                            21           64          108             117           21
Payable to The Penn Mutual Life Insurance Co.                13           39           57              62           12
Futures payable                                               -            -            -             861            -
Other liabilities                                            10           48           36              65            8
                                                     ----------   ----------   ----------   -------------   ----------
    Total Liabilities                                       428       10,192       14,271           2,495          585
                                                     ----------   ----------   ----------   -------------   ----------
NET ASSETS                                           $   36,961   $  107,646   $  155,692   $     169,066   $   36,261
                                                     ==========   ==========   ==========   =============   ==========

Investments at cost                                  $   30,965   $   86,152   $  143,197   $     121,960   $   29,535
Market value of securities on loan                            -   $    9,789   $   10,986               -            -

STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 2005
(AMOUNTS IN THOUSANDS)

                                                                    MONEY          LIMITED          QUALITY         HIGH YIELD
                                                                    MARKET      MATURITY BOND         BOND             BOND
                                                                     FUND           FUND              FUND             FUND
                                                                -------------   -------------    -------------    -------------
INVESTMENT INCOME:
Dividends                                                       $           -   $           -    $           -    $          31
Interest                                                                1,093           1,198            3,557            3,295
Securities lending income                                                   -               4                6                -
Foreign tax withheld                                                        -               -                -                -
                                                                -------------   -------------    -------------    -------------
    Total investment income                                             1,093           1,202            3,563            3,326
                                                                -------------   -------------    -------------    -------------

EXPENSES:
Investment advisory fees                                                   79              89              257              211
Administration fees                                                        60              45              116               63
Accounting fees                                                            30              22               51               32
Director fees                                                               1               1                3                2
Custodian fees and expenses                                                 8               7               14               13
Pricing fees                                                                8               4                8               25
Other expenses                                                             17              12               33               17
                                                                -------------   -------------    -------------    -------------
    Total expenses                                                        203             180              482              363
    Less: Fees paid indirectly                                              -               -                -                -
                                                                -------------   -------------    -------------    -------------
         Net expenses                                                     203             180              482              363
                                                                -------------   -------------    -------------    -------------
NET INVESTMENT INCOME (LOSS)                                              890           1,022            3,081            2,963
                                                                -------------   -------------    -------------    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investment transactions                       -            (259)           1,917              264
  Net realized foreign exchange gain (loss)                                 -               1                3               15
  Change in net unrealized appreciation (depreciation) of
   investments, futures contracts and foreign currency
   related items                                                            -            (139)          (2,377)          (2,953)
                                                                -------------   -------------    -------------    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                      -            (397)            (457)          (2,674)
                                                                -------------   -------------    -------------    -------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS                                                $         890   $         625    $       2,624    $         289
                                                                =============   =============    =============    =============

                                                                    INDEX          MID CAP          MID CAP         STRATEGIC
                                                                     500           GROWTH            VALUE            VALUE
                                                                     FUND           FUND              FUND             FUND
                                                                -------------   -------------    -------------    -------------
INVESTMENT INCOME:

Dividends                                                       $       2,156   $         113    $         581    $         251
Interest                                                                   40               6               25               20
Securities lending income                                                  18               8                7                -
Foreign tax withheld                                                        -               -                -               (1)
                                                                -------------   -------------    -------------    -------------
    Total investment income                                             2,214             127              613              270
                                                                -------------   -------------    -------------    -------------
EXPENSES:

Investment advisory fees                                                   85             239              268              117
Administration fees                                                       182              51               73               25
Accounting fees                                                            73              26               37               14
Director fees                                                               4               1                2                1
Custodian fees and expenses                                                 -              15               11               10
Pricing fees                                                               16               4                3                3
Other expenses                                                             85              14               18                6
                                                                -------------   -------------    -------------    -------------
    Total expenses                                                        445             350              412              176
    Less: Expense waivers                                                  21               8                -                -
    Less: Fees paid indirectly                                              -              23               12                2
                                                                -------------   -------------    -------------    -------------
         Net expenses                                                     424             319              400              174
                                                                -------------   -------------    -------------    -------------
NET INVESTMENT INCOME (LOSS)                                            1,790            (192)             213               96
                                                                -------------   -------------    -------------    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investment transactions                  (4,767)          3,108            9,884              721
  Net realized foreign exchange gain (loss)                                 -               -                -                -
  Change in net unrealized appreciation (depreciation) of
   investments, futures contracts and foreign currency
   related items                                                          229          (2,178)          (6,813)               4
                                                                -------------   -------------    -------------    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 (4,538)            930            3,071              725
                                                                -------------   -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                     $      (2,748)  $         738    $       3,284    $         821
                                                                =============   =============    =============    =============

*PRIOR TO AUGUST 1, 2004, THE GROWTH STOCK FUND WAS NAMED GROWTH EQUITY FUND.

**PRIOR TO AUGUST 1, 2004, THE SMALL CAP GROWTH FUND WAS NAMED EMERGING GROWTH FUND.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                  FLEXIBLY         GROWTH          LARGE CAP        LARGE CAP
                                                                   MANAGED          STOCK            VALUE            GROWTH
                                                                     FUND           FUND*             FUND             FUND
                                                                -------------   -------------    -------------    -------------
INVESTMENT INCOME:
Dividends                                                       $       8,239   $         530    $       2,041    $         122
Interest                                                                3,095              26               71               10
Securities lending income                                                  80               7               13                -
Foreign tax withheld                                                     (123)            (17)             (16)               -
                                                                -------------   -------------    -------------    -------------
    Total investment income                                            11,291             546            2,109              132
                                                                -------------   -------------    -------------    -------------
EXPENSES:
Investment advisory fees                                                2,818             298              643               65
Administration fees                                                       705              69              161               18
Accounting fees                                                           166              34               66               14
Director fees                                                              16               2                4                -
Custodian fees and expenses                                                50              18               25                2
Pricing fees                                                                8              13                4                2
Other expenses                                                            180              19               42                6
                                                                -------------   -------------    -------------    -------------
    Total expenses                                                      3,943             453              945              107
    Less: Fees paid indirectly                                             30               -               19                2
                                                                -------------   -------------    -------------    -------------
         Net expenses                                                   3,913             453              926              105
                                                                -------------   -------------    -------------    -------------
NET INVESTMENT INCOME (LOSS)                                            7,378              93            1,183               27
                                                                -------------   -------------    -------------    -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
  Net realized gain (loss) on investment transactions                  43,437           1,523            6,886               90
  Net realized foreign exchange gain (loss)                                (4)            (30)               -                -
  Change in net unrealized appreciation
   (depreciation) of investments, futures
   contracts and foreign currency related items                       (39,637)         (2,842)         (15,212)          (1,110)
                                                                -------------   -------------    -------------    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS                                                           3,796          (1,349)          (8,326)          (1,020)
                                                                -------------   -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS                                                $      11,174   $      (1,256)   $      (7,143)   $        (993)
                                                                =============   =============    =============    =============

                                                                  SMALL CAP       SMALL CAP      INTERNATIONAL
                                                                   GROWTH           VALUE            EQUITY            REIT
                                                                   FUND**            FUND             FUND             FUND
                                                                -------------   -------------    -------------    -------------
INVESTMENT INCOME:
Dividends                                                       $         132   $       1,061    $       2,805    $         670
Interest                                                                   11              88               16               11
Securities lending income                                                  42              25                -                -
Foreign tax withheld                                                        -              (1)            (240)              (1)
                                                                -------------   -------------    -------------    -------------
    Total investment income                                               185           1,173            2,581              680
                                                                -------------   -------------    -------------    -------------

EXPENSES:
Investment advisory fees                                                  382             662              703              111
Administration fees                                                        78             117              124               24
Accounting fees                                                            38              51               62               14
Director fees                                                               2               3                3                1
Custodian fees and expenses                                                10              21               50                5
Pricing fees                                                                4               6               16                2
Other expenses                                                             21              31               32                6
                                                                -------------   -------------    -------------    -------------
    Total expenses                                                        535             891              990              163
    Less: Expense waivers                                                   -               -                -                -
    Less: Fees paid indirectly                                              -               -               28                -
                                                                -------------   -------------    -------------    -------------
         Net expenses                                                     535             891              962              163
                                                                -------------   -------------    -------------    -------------
NET INVESTMENT INCOME (LOSS)                                             (350)            282            1,619              517
                                                                -------------   -------------    -------------    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investment transactions                   5,203           5,849            9,184              743
  Net realized foreign exchange gain (loss)                                 -               -             (184)               -
  Change in net unrealized appreciation
   (depreciation) of investments, futures
   contracts and foreign currency related items                        (5,960)         (9,672)          (7,598)             803
                                                                -------------   -------------    -------------    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                   (757)         (3,823)           1,402            1,546
                                                                -------------   -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS                                                $      (1,107)  $      (3,541)   $       3,021    $       2,063
                                                                =============   =============    =============    =============

*PRIOR TO AUGUST 1, 2004, THE GROWTH STOCK FUND WAS NAMED GROWTH EQUITY FUND **PRIOR TO AUGUST 1, 2004, THE SMALL CAP GROWTH FUND WAS NAMED EMERGING GROWTH FUND.

STATEMENTS OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)

                                                                  MONEY MARKET FUND
                                                           ------------------------------
                                                            SIX MONTHS          YEAR
                                                               ENDED            ENDED
                                                              JUNE 30,       DECEMBER 31,
                                                                2005            2004
                                                           -------------    -------------
                                                            (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                               $         890    $         866
Net realized gain (loss) on investment transactions                    -                -
Net realized foreign exchange gain (loss)                              -                -
Net change in unrealized appreciation (depreciation)
 of investments and foreign currency related items                     -                -
                                                           -------------    -------------
     NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS                                                890              866
                                                           -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                               (890)            (866)
Net realized capital gains                                             -                -
                                                           -------------    -------------
     TOTAL DISTRIBUTIONS                                            (890)            (866)
                                                           -------------    -------------

CAPITAL SHARE TRANSACTIONS:
   Net increase (decrease) in net assets from capital
    share transactions                                            (9,560)         (18,206)
                                                           -------------    -------------
     TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM
      CAPITAL SHARE TRANSACTIONS                                  (9,560)         (18,206)
                                                           -------------    -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                           (9,560)         (18,206)

NET ASSETS, beginning of period                                   81,743           99,949
                                                           -------------    -------------

NET ASSETS, END OF PERIOD                                  $      72,183    $      81,743
                                                           =============    =============
Undistributed net investment income (loss)                 $           -    $           -

                                                                FLEXIBLY MANAGED FUND
                                                           ------------------------------
                                                            SIX MONTHS          YEAR
                                                               ENDED            ENDED
                                                             JUNE 30,        DECEMBER 31,
                                                               2005             2004
                                                           -------------    -------------
                                                            (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                               $       7,378    $      16,024
Net realized gain (loss) on investment transactions               43,437           48,463
Net realized foreign exchange gain (loss)                             (4)             (33)
Net change in unrealized appreciation (depreciation)
 of investments and foreign currency related items               (39,637)          77,257
                                                           -------------    -------------
     NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS                                             11,174          141,711
                                                           -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                  -          (15,948)
Net realized capital gains                                             -          (50,398)
                                                           -------------    -------------
     TOTAL DISTRIBUTIONS                                               -          (66,346)
                                                           -------------    -------------

CAPITAL SHARE TRANSACTIONS:
   Net increase (decrease) in net assets from capital
    share transactions                                            37,810          148,488
                                                           -------------    -------------
     TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM
      CAPITAL SHARE TRANSACTIONS                                  37,810          148,488
                                                           -------------    -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                           48,984          223,853

NET ASSETS, beginning of period                                  929,480          705,627
                                                           -------------    -------------

NET ASSETS, END OF PERIOD                                  $     978,464    $     929,480
                                                           =============    =============
Undistributed net investment income (loss)                 $       7,569    $         191

*PRIOR TO AUGUST 1, 2004, THE GROWTH STOCK FUND WAS NAMED GROWTH EQUITY FUND.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                            LIMITED MATURITY BOND FUND         QUALITY BOND FUND           HIGH YIELD BOND FUND
                                            ---------------------------   ----------------------------  --------------------------
                                            SIX MONTHS        YEAR        SIX MONTHS        YEAR        SIX MONTHS      YEAR
                                              ENDED           ENDED         ENDED           ENDED         ENDED         ENDED
                                             JUNE 30,      DECEMBER 31,    JUNE 30,      DECEMBER 31,    JUNE 30,    DECEMBER 31,
                                               2005            2004          2005            2004          2005          2004
                                            -----------    ------------   -----------    -------------  -----------  -------------
                                            (UNAUDITED)                   (UNAUDITED)                   (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                $     1,022    $      1,580   $     3,081    $       7,027  $     2,963  $       6,143
Net realized gain (loss) on
 investment transactions                           (259)             (1)        1,917              884          264          1,664
Net realized foreign exchange gain
 (loss)                                               1               -             3                2           15             99
Net change in unrealized
 appreciation (depreciation) of
 investments and
 foreign currency related items                    (139)           (486)       (2,377)            (465)      (2,953)           632
                                            -----------    ------------   -----------    -------------  -----------  -------------
   NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM OPERATIONS                625           1,093         2,624            7,448          289          8,538
                                            -----------    ------------   -----------    -------------  -----------  -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                 -          (1,582)            -           (7,039)           -         (6,183)
Net realized capital gains                            -               -             -               (1)           -              -
                                            -----------    ------------   -----------    -------------  -----------  -------------
   TOTAL DISTRIBUTIONS                                -          (1,582)            -           (7,040)           -         (6,183)
                                            -----------    ------------   -----------    -------------  -----------  -------------

CAPITAL SHARE TRANSACTIONS:
 Net increase (decrease) in net
   assets from capital share
   transactions                                  11,338           3,163       (22,953)             227          384          1,286
                                            -----------    ------------   -----------    -------------  -----------  -------------
   TOTAL NET INCREASE (DECREASE) IN
    NET ASSETS FROM CAPITAL SHARE
    TRANSACTIONS                                 11,338           3,163       (22,953)             227          384          1,286
                                            -----------    ------------   -----------    -------------  -----------  -------------

TOTAL INCREASE (DECREASE) IN NET
 ASSETS                                          11,963           2,674       (20,329)             635          673          3,641

NET ASSETS, beginning of period                  46,219          43,545       172,734          172,099       85,957         82,316
                                            -----------    ------------   -----------    -------------  -----------  -------------

NET ASSETS, END OF PERIOD                   $    58,182    $    46,219    $   152,405    $     172,734  $    86,630  $      85,957
                                            ===========    ============   ===========    =============  ===========  =============
Undistributed net investment income
 (loss)                                     $     1,022    $          -   $     3,081    $           -  $     2,963  $           -

                                                GROWTH STOCK FUND *           LARGE CAP VALUE FUND        LARGE CAP GROWTH FUND
                                            ---------------------------   ----------------------------  --------------------------
                                            SIX MONTHS        YEAR        SIX MONTHS        YEAR        SIX MONTHS      YEAR
                                              ENDED           ENDED          ENDED          ENDED          ENDED        ENDED
                                             JUNE 30,      DECEMBER 31,    JUNE 30,      DECEMBER 31,    JUNE 30,    DECEMBER 31,
                                               2005            2004          2005            2004          2005          2004
                                            -----------    ------------   -----------    -------------  -----------  -------------
                                            (UNAUDITED)                   (UNAUDITED)                   (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                $        93    $        437   $     1,183    $       2,944  $        27  $         121
Net realized gain (loss) on
 investment transactions                          1,523           9,614         6,886           32,637           90          1,355
Net realized foreign exchange gain
 (loss)                                             (30)              -             -                -            -              -
Net change in unrealized
 appreciation (depreciation) of
 investments and
 foreign currency related items                  (2,842)            560       (15,212)          (9,241)      (1,110)           330
                                            -----------    ------------   -----------    -------------  -----------  -------------
   NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM OPERATIONS             (1,256)         10,611        (7,143)          50,167         (993)         1,806
                                            -----------    ------------   -----------    -------------  -----------  -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                 -            (402)            -           (2,994)           -           (117)
Net realized capital gains                            -               -             -          (12,903)           -         (1,304)
                                            -----------    ------------   -----------    -------------  -----------  -------------
   TOTAL DISTRIBUTIONS                                -            (402)            -           (3,227)           -         (1,421)
                                            -----------    ------------   -----------    -------------  -----------  -------------

CAPITAL SHARE TRANSACTIONS:
 Net increase (decrease) in net
   assets from capital share
   transactions                                      75         (12,718)       (4,995)         (13,868)       1,806          7,588
                                            -----------    ------------   -----------    -------------  -----------  -------------
   TOTAL NET INCREASE (DECREASE) IN
    NET ASSETS FROM CAPITAL SHARE
    TRANSACTIONS                                     75         (12,718)       (4,995)         (13,868)       1,806          7,588
                                            -----------    ------------   -----------    -------------  -----------  -------------
   TOTAL INCREASE (DECREASE) IN NET
    ASSETS                                       (1,181)         (2,509)      (12,138)          (3,425)         813          7,973

NET ASSETS, beginning of period                  95,242          97,751       224,481          227,906       24,072         16,099
                                            -----------    ------------   -----------    -------------  -----------  -------------

NET ASSETS, END OF PERIOD                   $    94,061    $     95,242   $   212,343    $     224,481  $    24,885  $      24,072
                                            ===========    ============   ===========    =============  ===========  =============
Undistributed net investment income
 (loss)                                     $       129    $         36   $     1,194    $          11  $        31  $           4

                                                                INDEX 500 FUND
                                                        ----------------------------
                                                         SIX MONTHS        YEAR
                                                            ENDED          ENDED
                                                          JUNE 30,      DECEMBER 31,
                                                            2005            2004
                                                        -------------   ------------
                                                         (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                            $       1,790   $      4,080
Net realized gain (loss) on investment transactions            (4,767)           691
Net change in unrealized appreciation (depreciation)
 of investments and foreign currency related items                229         19,644
                                                        -------------   ------------
   NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM OPERATIONS                           (2,748)        24,415
                                                        -------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                               -         (4,039)
Net realized capital gains                                          -              -
                                                        -------------   ------------
   TOTAL DISTRIBUTIONS                                              -         (4,039)
                                                        -------------   ------------

CAPITAL SHARE TRANSACTIONS:
   Net increase (decrease) in net assets from
    capital share transactions                                (27,494)         3,241
                                                        -------------   ------------
   TOTAL NET INCREASE (DECREASE) IN NET ASSETS
    FROM CAPITAL SHARE TRANSACTIONS                           (27,494)         3,241
                                                        -------------   ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                       (30,242)        23,617

NET ASSETS, beginning of period                               257,637        234,020
                                                        -------------   ------------

NET ASSETS, END OF PERIOD                               $     227,395   $    257,637
                                                        =============   ============
Undistributed net investment income (loss)              $       1,847   $         57

                                                           SMALL CAP GROWTH FUND*
                                                        ----------------------------
                                                           SIX MONTHS      YEAR
                                                              ENDED        ENDED
                                                            JUNE 30,    DECEMBER 31,
                                                              2005          2004
                                                        -------------   ------------
                                                         (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                            $        (350)  $       (962)
Net realized gain (loss) on investment transactions             5,203          6,364
Net realized foreign exchange gain (loss)                           -              -
Net change in unrealized appreciation (depreciation)
 of investments and foreign currency related items             (5,960)         4,544
                                                        -------------   ------------
    NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS                                 (1,107)         9,946
                                                        -------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                               -              -
Net realized capital gains                                          -              -
                                                        -------------   ------------
    TOTAL DISTRIBUTIONS                                             -              -
                                                        -------------   ------------

CAPITAL SHARE TRANSACTIONS:
 Net increase (decrease) in net assets from
  capital share transactions                                   (4,826)        (7,727)
                                                        -------------   ------------
    TOTAL NET INCREASE (DECREASE) IN NET ASSETS
     FROM CAPITAL SHARE TRANSACTIONS                           (4,826)        (7,727)
                                                        -------------   ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                        (5,933)         2,219

NET ASSETS, beginning of period                               113,579        111,360
                                                        -------------   ------------

NET ASSETS, END OF PERIOD                               $     107,646   $    113,579
                                                        =============   ============
Undistributed net investment income (loss)              $        (350)  $          -

* PRIOR TO AUGUST 1, 2004, THE SMALL CAP GROWTH FUND WAS NAMED EMERGING GROWTH FUND.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                                                MID CAP GROWTH FUND           MID CAP VALUE FUND           STRATEGIC VALUE FUND
                                            ---------------------------   ---------------------------    -------------------------
                                            SIX MONTHS        YEAR        SIX MONTHS        YEAR         SIX MONTHS      YEAR
                                               ENDED          ENDED          ENDED          ENDED          ENDED         ENDED
                                             JUNE 30,      DECEMBER 31,     JUNE 30,     DECEMBER 31,     JUNE 30,    DECEMBER 31,
                                               2005            2004           2005          2004            2005          2004
                                            -----------    ------------   -----------    ------------    -----------  ------------
                                            (UNAUDITED)                   (UNAUDITED)                    (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                $      (192)   $       (368)  $       213    $        346   $         96  $        102
Net realized gain (loss) on investment
 transactions                                     3,108           6,919         9,884          15,259            721         1,070
Net change in unrealized appreciation
 (depreciation) of investments and
 foreign currency related items                  (2,178)            638        (6,813)          3,077              4         4,024
                                            -----------    ------------   -----------    ------------   ------------  ------------
    NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS                      738           7,189         3,284          18,682            821         5,196
                                            -----------    ------------   -----------    ------------   ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                 -               -             -            (346)             -          (107)
Net realized capital gains                            -               -             -         (13,619)             -          (399)
                                            -----------    ------------   -----------    ------------   ------------  ------------
    TOTAL DISTRIBUTIONS                               -               -             -         (13,965)             -          (506)
                                            -----------    ------------   -----------    ------------   ------------  ------------

CAPITAL SHARE TRANSACTIONS:
 Net increase (decrease) in net assets from
  capital share transactions                       (118)         (1,448)         (279)         12,689          5,655         9,770
                                            -----------    ------------   -----------    ------------   ------------  ------------
    TOTAL NET INCREASE (DECREASE) IN NET
     ASSETS FROM CAPITAL SHARE TRANSACTIONS        (118)         (1,448)         (279)         12,689          5,655         9,770
                                            -----------    ------------   -----------    ------------   ------------  ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS             620           5,741         3,005          17,406          6,476        14,460

NET ASSETS, beginning of period                  70,793          65,052        98,448          81,042         30,485        16,025
                                            -----------    ------------   -----------    ------------   ------------  ------------

NET ASSETS, END OF PERIOD                   $    71,413    $     70,793   $   101,453    $     98,448   $     36,961  $     30,485
                                            ===========    ============   ===========    ============   ============  ============
Undistributed net investment income (loss)  $      (192)   $          -   $       213    $          -   $        102  $          -

                                               SMALL CAP VALUE FUND        INTERNATIONAL EQUITY FUND             REIT FUND
                                            ---------------------------   ---------------------------   --------------------------
                                             SIX MONTHS        YEAR        SIX MONTHS        YEAR        SIX MONTHS       YEAR
                                               ENDED          ENDED          ENDED          ENDED           ENDED        ENDED
                                              JUNE 30,     DECEMBER 31,     JUNE 30,     DECEMBER 31,     JUNE 30,    DECEMBER 31,
                                                2005           2004           2005           2004           2005          2004
                                            ----------     ------------   -----------    ------------   ------------  ------------
                                            (UNAUDITED)                   (UNAUDITED)                   (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                $       282    $        119   $     1,619    $      2,243   $        517  $        669
Net realized gain (loss) on investment
 transactions                                     5,849          29,207         9,184          11,942            743         2,142
Net realized foreign exchange gain (loss)             -               -          (184)         (2,189)             -             -
Net change in unrealized appreciation
 (depreciation) of investments and
 foreign currency related items                  (9,672)         (7,802)       (7,598)         26,918            803         4,106
                                            -----------    ------------   -----------    ------------   ------------  ------------
   NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (3,541)         21,524         3,021          38,914          2,063         6,917
                                            -----------    ------------   -----------    ------------   ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                 -             (47)            -            (877)             -          (796)
Net realized capital gains                            -         (31,282)            -               -              -        (1,654)
                                            -----------    ------------   -----------    ------------   ------------  ------------
   TOTAL DISTRIBUTIONS                                -         (31,329)            -            (877)             -        (2,450)
                                            -----------    ------------   -----------    ------------   ------------  ------------

CAPITAL SHARE TRANSACTIONS:
 Net increase (decrease) in net assets from
  capital share transactions                     (6,481)         26,819           536          (6,131)         2,951         9,899
                                            -----------    ------------   -----------    ------------   ------------  ------------
   TOTAL NET INCREASE (DECREASE) IN NET
   ASSETS FROM CAPITAL SHARE TRANSACTIONS        (6,481)         26,819           536          (6,131)         2,951         9,899
                                            -----------    ------------   -----------    ------------   ------------  ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS         (10,022)         17,014         3,557          31,906          5,014        14,366

NET ASSETS, beginning of period                 165,714         148,700       165,509         133,603         31,247        16,881
                                            -----------    ------------   -----------    ------------   ------------  ------------

NET ASSETS, END OF PERIOD                   $   155,692    $    165,714   $   169,066    $    165,509   $     36,261  $     31,247
                                            ===========    ============   ===========    ============   ============  ============
Undistributed net investment income (loss)  $       354    $         72   $       459    $     (1,160)  $        465  $         33

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

MONEY MARKET FUND
For a Share Outstanding During the Period

                                       SIX MONTHS ENDED                                YEAR ENDED ECEMBER 31,
                                         JUNE 30, 2005     -----------------------------------------------------------------------
                                          (UNAUDITED)         2004           2003            2002           2001          2000
                                        ---------------    ----------     -----------    ------------   ------------  ------------
Net asset value, beginning of period    $          1.00    $     1.00     $      1.00    $       1.00   $       1.00  $       1.00
                                        ---------------    ----------     -----------    ------------   ------------  ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       0.01          0.01            0.01            0.02           0.04          0.06
                                        ---------------    ----------     -----------    ------------   ------------  ------------
  Total from investment operations                 0.01          0.01            0.01            0.02           0.04          0.06
                                        ---------------    ----------     -----------    ------------   ------------  ------------
LESS DISTRIBUTIONS:
Dividend from net investment income               (0.01)        (0.01)          (0.01)          (0.02)         (0.04)        (0.06)
                                        ---------------    ----------     -----------    ------------   ------------  ------------
Net asset value, end of period          $          1.00    $     1.00     $      1.00    $       1.00   $       1.00  $       1.00
                                        ===============    ==========     ===========    ============   ============  ============
Total return (1)                                   1.13%#        0.96%           0.86%           1.65%          4.00%         5.99%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)                         $        72,183    $   81,743     $    99,949    $    149,429   $    128,408  $     94,045
                                        ===============    ==========     ===========    ============   ============  ============

Ratio of expenses to average net assets            0.51%*        0.53%           0.50%           0.47%          0.50%         0.58%
                                        ===============    ==========     ===========    ============   ============  ============
Ratio of net investment income (loss)
 to average net assets                             2.25%*        0.92%           0.89%           1.62%          3.78%         5.89%
                                        ===============    ==========     ===========    ============   ============  ============

----------
*    ANNUALIZED
#    NON-ANNUALIZED
(1) TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AT NET ASSET VALUE.

LIMITED MATURITY BOND FUND
For a Share Outstanding During the Period

                                                                                     YEAR OR PERIOD
                                        SIX MONTHS ENDED                           ENDED DECEMBER 31,
                                         JUNE 30, 2005     ----------------------------------------------------------------------
                                          (UNAUDITED)         2004           2003            2002           2001         2000**
                                        ----------------   ----------     -----------    ------------   ------------  -----------
Net asset value, beginning of period    $          10.45   $    10.57     $     10.70    $      10.35   $      10.13  $     10.00
                                        ----------------   ----------     -----------    ------------   ------------  -----------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        0.18         0.37            0.43            0.24           0.40         0.41
Net realized and unrealized gain (loss)
 on investment transactions                        (0.07)       (0.12)          (0.12)           0.41           0.27         0.30
                                        ----------------   ----------     -----------    ------------   ------------  -----------

  Total from investment operations                  0.11         0.25            0.31            0.65           0.67         0.71
                                        ----------------   ----------     -----------    ------------   ------------  -----------
LESS DISTRIBUTIONS:
Dividend from net investment income                 0.00        (0.37)          (0.43)          (0.24)         (0.40)       (0.41)
Distribution from net realized gains                0.00         0.00           (0.01)          (0.06)         (0.05)       (0.17)
                                        ----------------   ----------     -----------    ------------   ------------  -----------

  Total distributions                               0.00        (0.37)          (0.44)          (0.30)         (0.45)       (0.58)
                                        ----------------   ----------     -----------    ------------   ------------  -----------

Net asset value, end of period          $          10.56   $    10.45     $     10.57    $      10.70   $      10.35  $     10.13
                                        ================   ==========     ===========    ============   ============  ===========
  Total return(1)                                   1.05%#       2.32%           2.90%           6.25%          6.64%        7.18%#

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)                         $         58,182   $   46,219     $    43,545    $     42,941   $     18,376  $    10,898
                                        ================   ==========     ===========    ============   ============  ===========

Ratio of expenses to average net assets             0.61%*       0.62%           0.60%           0.63%          0.74%        0.71%*
                                        ================   ==========     ===========    ============   ============  ===========

Ratio of expenses to average net assets
 (excluding waivers and assumption
 of expenses)                                       0.61%*       0.62%           0.60%           0.63%          0.77%        0.71%*
                                        ================   ==========     ===========    ============   ============  ===========

Ratio of net investment income (loss)
 to average net assets                              3.44%*       3.52%           3.62%           3.16%          4.96%        6.01%*
                                        ================   ==========     ===========    ============   ============  ===========

Portfolio turnover rate                              224%#         35%             27%            224%           174%         332%#
                                        ================   ==========     ===========    ============   ============  ===========

----------
** FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
*    ANNUALIZED
#    NON-ANNUALIZED
(1) TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AT NET ASSET VALUE.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

QUALITY BOND FUND
For a Share Outstanding During the Period

                                        SIX MONTHS ENDED                         YEAR ENDED DECEMBER 31,
                                         JUNE 30, 2005     ----------------------------------------------------------------------
                                          (UNAUDITED)         2004            2003           2002           2001          2000
                                        ----------------   ----------     -----------    ------------   ------------  -----------
Net asset value, beginning of period    $          10.54   $    10.51     $     10.50    $      10.39   $      10.33  $     10.40
                                        ----------------   ----------     -----------    ------------   ------------  -----------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        0.22         0.45            0.48            0.42           0.51         0.52
Net realized and unrealized gain
 on investment transactions                        (0.04)        0.03            0.16            0.13           0.41         0.66
                                        ----------------   ----------     -----------    ------------   ------------  -----------

 Total from investment operations                   0.18         0.48            0.64            0.55           0.92         1.18
                                        ----------------   ----------     -----------    ------------   ------------  -----------

LESS DISTRIBUTIONS:
Dividend from net investment income                    -        (0.45)          (0.48)          (0.42)         (0.51)       (1.06)
Distribution from net realized gains                   -            -(a)        (0.15)          (0.02)         (0.35)       (0.17)
Return of capital                                      -            -               -               -              -        (0.02)
                                        ----------------   ----------     -----------    ------------   ------------  -----------

 Total distributions                                   -        (0.45)          (0.63)          (0.44)         (0.86)       (1.25)
                                        ----------------   ----------     -----------    ------------   ------------  -----------

Net asset value, end of period          $          10.72   $    10.54     $     10.51    $      10.50   $      10.39  $     10.33
                                        ================   ==========     ===========    ============   ============  ===========

 Total return(1)                                    1.71%#       4.59%           6.18%           5.28%          8.91%       12.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)                         $        152,405   $  172,734     $   172,099    $    156,206   $    123,569  $    96,073
                                        ================   ==========     ===========    ============   ============  ===========

Ratio of expenses to average net assets             0.62%*       0.62%           0.62%           0.62%          0.65%        0.68%
                                        ================   ==========     ===========    ============   ============  ===========

Ratio of net investment income (loss)
 to average net assets                              3.98%*       4.07%           4.36%           4.19%          5.23%        5.92%
                                        ================   ==========     ===========    ============   ============  ===========

Portfolio turnover rate                              305%#        230%            215%            499%           931%        1046%
                                        ================   ==========     ===========    ============   ============  ===========

----------
*    ANNUALIZED
#    NON-ANNUALIZED
(A)  DISTRIBUTIONS WERE LESS THAN ONE PENNY PER SHARE.
(1) TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AT NET ASSET VALUE.

HIGH YIELD BOND FUND
For a Share Outstanding During the Period

                                        SIX MONTHS ENDED                        YEAR ENDED DECEMBER 31,
                                         JUNE 30, 2005     ----------------------------------------------------------------------
                                          (UNAUDITED)         2004           2003            2002           2001         2000
                                        ----------------   ----------     -----------    ------------   ------------  -----------
Net asset value, beginning of period    $           7.91   $     7.70     $      6.78    $       7.25   $       7.45  $      9.58
                                        ----------------   ----------     -----------    ------------   ------------  -----------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        0.27         0.61            0.64            0.70           0.72         0.91
Net realized and unrealized
 gain (loss) on investment transactions            (0.24)        0.21            0.92           (0.46)         (0.20)       (1.24)
                                        ----------------   ----------     -----------    ------------   ------------  -----------

 Total from investment operations                   0.03         0.82            1.56            0.24           0.52        (0.33)
                                        ----------------   ----------     -----------    ------------   ------------  -----------

LESS DISTRIBUTIONS:
Dividend from net investment income                    -        (0.61)          (0.64)          (0.71)         (0.72)       (1.80)
                                        ----------------   ----------     -----------    ------------   ------------  -----------
Net asset value, end of period          $           7.94   $     7.91     $      7.70    $       6.78   $       7.25  $      7.45
                                        ================   ==========     ===========    ============   ============  ===========

 Total return(1)                                    0.38%#      10.71%          23.13%           3.41%          6.92%       (3.69%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)                         $         86,630   $   85,957     $    82,316    $     63,212   $     60,577  $    51,150
                                        ================   ==========     ===========    ============   ============  ===========
Ratio of expenses to average net assets             0.86%*       0.86%           0.86%           0.83%          0.87%        0.87%
                                        ================   ==========     ===========    ============   ============  ===========
Ratio of expenses to average net assets
 (excluding waivers and assumption of
  expenses)                                         0.86%*       0.86%           0.86%           0.83%          0.88%        0.91%
                                        ================   ==========     ===========    ============   ============  ===========
Ratio of net investment income (loss)
 to average net assets                              7.02%*       7.35%           8.55%           9.29%          9.57%       10.07%
                                        ================   ==========     ===========    ============   ============  ===========
Portfolio turnover rate                               32%#         68%             88%             80%            77%          65%
                                        ================   ==========     ===========    ============   ============  ===========

----------
*    ANNUALIZED
#    NON-ANNUALIZED
(1) TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AT NET ASSET VALUE.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

FLEXIBLY MANAGED FUND
For a Share Outstanding During the Period

                                           SIX MONTHS ENDED                             YEAR ENDED DECEMBER 31,
                                            JUNE 30, 2005       ------------------------------------------------------------------
                                             (UNAUDITED)           2004          2003          2002           2001          2000
                                           ----------------     ---------     ---------     ---------      ---------     ---------
Net asset value, beginning of period       $          25.96     $   23.64     $   18.75     $   20.03      $   19.76     $   19.62
                                           ----------------     ---------     ---------     ---------      ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           0.20          0.47          0.42          0.56           0.60          0.58
Net realized and unrealized gain (loss)
   on investment transactions                          0.10          3.83          5.17         (0.39)          1.44          3.26
                                           ----------------     ---------     ---------     ---------      ---------     ---------
   Total from investment operations                    0.30          4.30          5.59          0.17           2.04          3.84
                                           ----------------     ---------     ---------     ---------      ---------     ---------
LESS DISTRIBUTIONS:
Dividend from net investment income                       -         (0.47)        (0.42)        (0.56)         (0.59)        (1.33)
Distribution from net realized gains                      -         (1.51)        (0.28)        (0.89)         (1.18)        (2.37)
                                           ----------------     ---------     ---------     ---------      ---------     ---------
   Total distributions                                    -         (1.98)        (0.70)        (1.45)         (1.77)        (3.70)
                                           ----------------     ---------     ---------     ---------      ---------     ---------
Net asset value, end of period             $          26.26     $   25.96     $   23.64     $   18.75      $   20.03     $   19.76
                                           ================     =========     =========     =========      =========     =========
   Total return (1)                                    1.16%#       18.58%        29.92%         0.87%**       10.34         22.22%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $        978,464     $ 929,480     $ 705,627     $ 526,569      $ 478,237     $ 432,379
                                           ================     =========     =========     =========      =========     =========
Ratio of expenses to average net assets                0.83%*        0.85%         0.86%         0.85%          0.87%         0.83%
                                           ================     =========     =========     =========      =========     =========
Ratio of net investment income (loss)
   to average net assets                               1.57%*        2.02%         2.11%         2.71%*         2.89%         2.92%
                                           ================     =========     =========     =========      =========     =========
Portfolio turnover rate                                  13%#          22%           24%           31%            34%           31%
                                           ================     =========     =========     =========      =========     =========

----------
*    ANNUALIZED
#    NON-ANNUALIZED
(1) TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AT NET ASSET VALUE.
** The presented total return and ratio of net investment income to average net assets are inclusive of payments made by affiliates on investment transactions. Before consideration of such payments, the total return would have been 0.77% and the ratio of net investment income to average net assets would have been 2.62%.

GROWTH STOCK FUND**
For a Share Outstanding During the Period

                                           SIX MONTHS ENDED                             YEAR ENDED DECEMBER 31,
                                            JUNE 30, 2005       ------------------------------------------------------------------
                                             (UNAUDITED)           2004          2003          2002           2001          2000
                                           ----------------     ---------     ---------     ---------      ---------     ---------
Net asset value, beginning of period       $          12.28     $   11.02     $    9.81     $   15.07      $   20.19     $   41.41
                                           ----------------     ---------     ---------     ---------      ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           0.01          0.05             -         (0.03)             -         (0.08)
Net realized and unrealized gain (loss)
   on investment transactions                         (0.17)         1.26          1.21         (5.23)         (5.12)        (9.36)
                                           ----------------     ---------     ---------     ---------      ---------     ---------
   Total from investment operations                   (0.16)         1.31          1.21         (5.26)         (5.12)        (9.44)
                                           ----------------     ---------     ---------     ---------      ---------     ---------
LESS DISTRIBUTIONS:
Distribution from net realized gains                      -         (0.05)            -             -              -         (7.69)
Return of capital                                         -             -             -             -              -         (4.09)
                                           ----------------     ---------     ---------     ---------      ---------     ---------
   Total distributions                                    -         (0.05)            -             -              -        (11.78)
                                           ----------------     ---------     ---------     ---------      ---------     ---------
Net asset value, end of period             $          12.12     $   12.28     $   11.02     $    9.81      $   15.07     $   20.19
                                           ================     =========     =========     =========      =========     =========
   Total return (1)                                   (1.30%)#      11.90%        12.36%       (34.90%)       (25.34%)      (26.10%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $         94,061     $  95,242     $  97,751     $ 102,418      $ 186,696     $ 216,016
                                           ================     =========     =========     =========      =========     =========
Ratio of expenses to average net assets                0.99%*        0.97%         0.97%         0.92%          0.92%         0.84%
                                           ================     =========     =========     =========      =========     =========
Ratio of expenses to average net assets
  (excluding waivers and assumption of
  expenses)                                            0.99%*        0.97%         0.97%         0.93%          0.92%         0.84%
                                           ================     =========     =========     =========      =========     =========
Ratio of net investment income (loss)
   to average net assets                               0.20%*        0.47%         0.02%        (0.21%)         0.02%        (0.27%)
                                           ================     =========     =========     =========      =========     =========
Portfolio turnover rate                                  23%#         185%          578%(a)       774%(a)        276%          309%
                                           ================     =========     =========     =========      =========     =========

----------
**   PRIOR TO AUGUST 1, 2004, THE GROWTH STOCK FUND WAS NAMED GROWTH EQUITY
     FUND.
*    ANNUALIZED
#    NON-ANNUALIZED
(1) TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AT NET ASSET VALUE.
(a) A portion of the portfolio manager's discipline incorporated relative price momentum. In the environment of 2002 and 2003, increased volatility of the equity market, rapid rotation among major sectors of the S&P 500, and specific stock selection issues caused higher turnover. Further, increased turnover resulted from significant portfolio redemptions during 2002 and 2003.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

LARGE CAP VALUE  FUND
For a Share Outstanding During the Period

                                           SIX MONTHS ENDED                            YEAR ENDED DECEMBER 31,
                                            JUNE 30, 2005       ------------------------------------------------------------------
                                             (UNAUDITED)           2004          2003          2002           2001          2000
                                           ----------------     ---------     ---------     ---------      ---------     ---------
Net asset value, beginning of period       $          18.45     $   17.59     $   13.97     $   16.97      $   18.07     $   22.21
                                           ----------------     ---------     ---------     ---------      ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income  (loss)                          0.10          0.26          0.25          0.25           0.23          0.26
Net realized and unrealized gain (loss)
   on investment transactions                         (0.69)         1.98          3.62         (2.80)         (0.66)         2.10
                                           ----------------     ---------     ---------     ---------      ---------     ---------
   Total from investment operations                   (0.59)         2.24          3.87         (2.55)         (0.43)         2.36
                                           ----------------     ---------     ---------     ---------      ---------     ---------
LESS DISTRIBUTIONS:
Dividend from net investment income                       -         (0.26)        (0.25)        (0.24)         (0.23)        (0.48)
Distribution from net realized gains                      -         (1.12)            -         (0.21)         (0.44)        (6.02)
                                           ----------------     ---------     ---------     ---------      ---------     ---------
   Total distributions                                    -         (1.38)        (0.25)        (0.45)         (0.67)        (6.50)
                                           ----------------     ---------     ---------     ---------      ---------     ---------
Net asset value, end of period             $          17.86     $   18.45     $   17.59     $   13.97      $   16.97     $   18.07
                                           ================     =========     =========     =========      =========     =========
   Total return (1)                                   (3.20%)#      12.85%        27.76%       (14.96%)        (2.40%)       12.64%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $        212,343     $ 224,481     $ 227,906     $ 188,246      $ 232,528     $ 221,583
                                           ================     =========     =========     =========      =========     =========
Ratio of expenses to average net assets                0.86%*        0.89%         0.90%         0.88%          0.88%         0.84%
                                           ================     =========     =========     =========      =========     =========
Ratio of net investment income (loss)
   to average net assets                               1.10%*        1.38%         1.62%         1.51%          1.26%         1.34%
                                           ================     =========     =========     =========      =========     =========
Portfolio turnover rate                                  23%#         104%           40%           38%            49%          136%
                                           ================     =========     =========     =========      =========     =========

----------
*    ANNUALIZED
#    NON-ANNUALIZED
(1) TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AT NET ASSET VALUE.

LARGE CAP GROWTH FUND
For a Share Outstanding During the Period

                                                                           YEAR OR PERIOD
                                           SIX MONTHS ENDED               ENDED DECEMBER 31,
                                            JUNE 30, 2005       -------------------------------------
                                             (UNAUDITED)           2004          2003         2002**
                                           ----------------     ---------     ---------     ---------
Net asset value, beginning of period       $          10.76     $   10.53     $    8.41     $   10.00
                                           ----------------     ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           0.01          0.06          0.03          0.03
Net realized and unrealized gain (loss)
   on investment transactions                         (0.45)         0.85          2.12         (1.59)
                                           ----------------     ---------     ---------     ---------
   Total from investment operations                   (0.44)         0.91          2.15         (1.56)
                                           ----------------     ---------     ---------     ---------
LESS DISTRIBUTIONS:
Distribution from net investment income                   -         (0.06)        (0.03)        (0.03)
Dividend from net realized gains                          -         (0.62)            -             -
                                           ----------------     ---------     ---------     ---------
   Total distributions                                    -         (0.68)        (0.03)        (0.03)
                                           ----------------     ---------     ---------     ---------
Net asset value, end of period             $          10.32     $   10.76     $   10.53     $    8.41
                                           ================     =========     =========     =========
   Total return (1)                                   (4.09%)#       8.66%        25.61%        15.60%#

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period  (in thousands)  $         24,885     $  24,072     $  16,099     $   5,090
                                           ================     =========     =========     =========
Ratio of expenses to average net assets                0.88%*        0.96%         1.00%         0.98%*
                                           ================     =========     =========     =========

Ratio of expenses to average net assets
  (excluding waivers and assumption of
  expenses)                                            0.88%*        0.96%         1.27%         2.11%*
                                           ================     =========     =========     =========
Ratio of net investment income (loss)
   to average net assets                               0.23%*        0.59%         0.51%         0.70%*
                                           ================     =========     =========     =========
Portfolio turnover rate                                   8%#         114%           27%           35%#
                                           ================     =========     =========     =========

----------
** FOR THE PERIOD FROM MAY 1, 2002 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2002.
*    ANNUALIZED
#    NON-ANNUALIZED
(1) TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AT NET ASSET VALUE.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

INDEX 500 FUND
For a Share Outstanding During the Period

                                                                                          YEAR OR PERIOD
                                           SIX MONTHS ENDED                              ENDED DECEMBER 31,
                                            JUNE 30, 2005       -----------------------------------------------------------------
                                             (UNAUDITED)          2004           2003          2002           2001        2000**
                                           ----------------     ---------     ---------     ---------      ---------    ---------
Net asset value, beginning of period       $           8.34     $    7.67     $    6.05     $    7.90      $    9.08    $   10.00
                                           ----------------     ---------     ---------     ---------      ---------    ---------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           0.07          0.13          0.10          0.09           0.09         0.07
Net realized and unrealized gain (loss)
   on investment transactions                         (0.16)         0.67          1.62         (1.85)         (1.18)       (0.91)
                                           ----------------     ---------     ---------     ---------      ---------    ---------
   Total from investment operations                   (0.09)         0.80          1.72         (1.76)         (1.09)       (0.84)
                                           ----------------     ---------     ---------     ---------      ---------    ---------

LESS DISTRIBUTIONS:
Dividend from net investment income                       -         (0.13)        (0.10)        (0.09)         (0.09)       (0.07)
Return of capital                                         -             -             -             -              -        (0.01)
                                           ----------------     ---------     ---------     ---------      ---------    ---------
   Total distributions                                    -         (0.13)        (0.10)        (0.09)         (0.09)       (0.08)
                                           ----------------     ---------     ---------     ---------      ---------    ---------
Net asset value, end of period             $           8.25     $    8.34     $    7.67     $    6.05      $    7.90    $    9.08
                                           ================     =========     =========     =========      =========    =========

   Total return (1)                                   (1.08%)#      10.47%        28.41%       (22.28%)       (11.98%)      (8.40%)#

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $        227,395     $ 257,637     $ 234,020     $ 174,429      $ 202,902    $ 213,398
                                           ================     =========     =========     =========      =========    =========
Ratio of expenses to average net assets                0.35%*        0.29%         0.25%         0.25%          0.25%        0.25%*
                                           ================     =========     =========     =========      =========    =========
Ratio of expenses to average net assets
   (excluding waivers and assumption of
   expenses)                                           0.37%*        0.37%         0.38%         0.36%          0.39%        0.37%*
                                           ================     =========     =========     =========      =========    =========
Ratio of net investment income (loss)
   to average net assets                               1.47%*        1.70%         1.47%         1.35%          1.17%        1.08%*
                                           ================     =========     =========     =========      =========    =========
Portfolio turnover rate                                   2%#           1%            1%            3%             1%           3%#
                                           ================     =========     =========     =========      =========    =========

----------
** FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
*    ANNUALIZED
#    NON-ANNUALIZED
(1) TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AT NET ASSET VALUE.

MID CAP GROWTH FUND
For a Share Outstanding During the Period

                                                                                           YEAR OR PERIOD
                                           SIX MONTHS ENDED                               ENDED DECEMBER 31,
                                             JUNE 30, 2005      ----------------------------------------------------------------
                                              (UNAUDITED)          2004          2003          2002          2001        2000**
                                           ----------------     ---------     ---------     ---------     ---------    ---------
Net asset value, beginning of period       $           7.05     $    6.33     $    4.24     $    6.29     $    8.75    $   10.00
                                           ----------------     ---------     ---------     ---------     ---------    ---------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          (0.02)        (0.04)        (0.03)        (0.03)        (0.05)       (0.03)
Net realized and unrealized gain (loss)
   on investment transactions                          0.10          0.76          2.12         (2.02)        (2.41)       (1.22)
                                           ----------------     ---------     ---------     ---------     ---------    ---------
   Total from investment operations                    0.08          0.72          2.09         (2.05)        (2.46)       (1.25)
                                           ----------------     ---------     ---------     ---------     ---------    ---------

LESS DISTRIBUTIONS:
Distribution from net realized gains                      -             -             -             -             -            -
                                           ----------------     ---------     ---------     ---------     ---------    ---------

Net asset value, end of period             $           7.13     $    7.05     $    6.33     $    4.24     $    6.29    $    8.75
                                           ================     =========     =========     =========     =========    =========

   Total return (1)                                    1.13%#       11.37%        49.29%       (32.59%)      (28.11%)     (12.50%)#

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $         71,413     $  70,793     $  65,052     $  34,424     $  45,434    $  54,805
                                           ================     =========     =========     =========     =========    =========

Ratio of expenses to average net assets                0.93%*        1.00%         1.00%         0.99%         1.00%        1.00%*
                                           ================     =========     =========     =========     =========    =========
Ratio of expenses to average net assets
   (excluding waivers and assumption of
   expenses)                                           0.95%*        1.03%         1.05%         1.05%         1.09%        1.08%*
                                           ================     =========     =========     =========     =========    =========

Ratio of net investment income (loss)
   to average net assets                              (0.56%)*      (0.56%)       (0.59%)       (0.57%)       (0.70%)      (0.60%)*
                                           ================     =========     =========     =========     =========    =========

Portfolio turnover rate                                  70%#         169%          154%          230%          327%         202%#
                                           ================     =========     =========     =========     =========    =========

----------
** FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
*    ANNUALIZED
#    NON-ANNUALIZED
(1) TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AT NET ASSET VALUE.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

MID CAP VALUE FUND
For a Share Outstanding During the Period

                                                                                           YEAR OR PERIOD
                                           SIX MONTHS ENDED                               ENDED DECEMBER 31,
                                             JUNE 30, 2005      ----------------------------------------------------------------
                                             (UNAUDITED)           2004          2003          2002          2001        2000**
                                           ----------------     ---------     ---------     ---------     ---------    ---------
Net asset value, beginning of period       $          13.77     $   13.05     $    9.75     $   10.83     $   11.92    $   10.00
                                           ----------------     ---------     ---------     ---------     ---------    ---------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           0.03          0.05          0.04          0.06          0.07         0.03
Net realized and unrealized gain (loss)
   on investment transactions                          0.44          2.88          3.55         (1.08)        (0.45)        2.37
                                           ----------------     ---------     ---------     ---------     ---------    ---------

   Total from investment operations                    0.47          2.93          3.59         (1.02)        (0.38)        2.40
                                           ----------------     ---------     ---------     ---------     ---------    ---------
LESS DISTRIBUTIONS:
Dividend from net investment income                       -         (0.05)        (0.04)        (0.06)        (0.07)       (0.03)
Distribution from net realized gains                      -         (2.16)        (0.25)            -         (0.64)       (0.45)
                                           ----------------     ---------     ---------     ---------     ---------    ---------

   Total distributions                                    -         (2.21)        (0.29)        (0.06)        (0.71)       (0.48)
                                           ----------------     ---------     ---------     ---------     ---------    ---------

Net asset value, end of period             $          14.24     $   13.77     $   13.05     $    9.75     $   10.83    $   11.92
                                           ================     =========     =========     =========     =========    =========

   Total return (1)                                    3.41%#       23.17%        36.84%        (9.42%)       (3.17%)      23.99%#

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $        101,453     $  98,448     $  81,042     $  58,330     $  61,633    $  59,538
                                           ================     =========     =========     =========     =========    =========

Ratio of expenses to average net assets                0.82%*        0.86%         0.86%         0.85%         0.89%        0.90%*
                                           ================     =========     =========     =========     =========    =========

Ratio of net investment income (loss)
   to average net assets                               0.44%*        0.40%         0.39%         0.55%         0.70%        0.38%*
                                           ================     =========     =========     =========     =========    =========
Portfolio turnover rate                                  54%#          68%           64%           91%          222%         213%#
                                           ================     =========     =========     =========     =========    =========

----------
** FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
*    ANNUALIZED
#    NON-ANNUALIZED
(1) TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AT NET ASSET VALUE.

STRATEGIC VALUE FUND

For a Share Outstanding During the Period

                                                                           YEAR OR PERIOD
                                           SIX MONTHS ENDED               ENDED DECEMBER 31,
                                            JUNE 30, 2005       -------------------------------------
                                             (UNAUDITED)           2004          2003         2002**
                                           ----------------     ---------     ---------     ---------
Net asset value, beginning of period       $          12.91     $   10.57     $    8.54     $   10.00
                                           ----------------     ---------     ---------     ---------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           0.03          0.05          0.07          0.03
Net realized and unrealized gain (loss)
   on investment transactions                          0.25          2.51          2.07         (1.46)
                                           ----------------     ---------     ---------     ---------

   Total from investment operations                    0.28          2.56          2.14         (1.43)
                                           ----------------     ---------     ---------     ---------
LESS DISTRIBUTIONS:
Dividend from net investment income                       -         (0.05)        (0.07)        (0.03)
Dividend from net realized gains                          -         (0.17)        (0.04)            -
                                           ----------------     ---------     ---------     ---------

  Total distributions                                     -         (0.22)        (0.11)        (0.03)
                                           ----------------     ---------     ---------     ---------
Net asset value, end of period             $          13.19     $   12.91     $   10.57     $    8.54
                                           ================     =========     =========     =========
   Total return (1)                                    2.17%#       24.25%        25.13%       (14.25%)#

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $         36,961     $  30,485     $  16,025     $   7,417
                                           ================     =========     =========     =========

Ratio of expenses to average net assets                1.06%*        1.14%         1.25%         1.24%*
                                           ================     =========     =========     =========
Ratio of expenses to average net assets
   (excluding waivers and assumption of
   expenses)                                           1.06%*        1.14%         1.26%         2.24%*
                                           ================     =========     =========     =========

Ratio of net investment income (loss)
   to average net assets                               0.59%*        0.47%         0.54%         0.82%*
                                           ================     =========     =========     =========

Portfolio turnover rate                                   7%#          18%           17%           21%#
                                           ================     =========     =========     =========

----------
** FOR THE PERIOD FROM MAY 1, 2002 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2002.
*    ANNUALIZED
#    NON-ANNUALIZED
(1) TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AT NET ASSET VALUE.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

SMALL CAP GROWTH FUND**
For a Share Outstanding During the Period

                                           SIX MONTHS ENDED                              YEAR ENDED DECEMBER 31,
                                            JUNE 30, 2005       ----------------------------------------------------------------
                                             (UNAUDITED)           2004          2003          2002          2001         2000
                                           ----------------     ---------     ---------     ---------     ---------    ---------
Net asset value, beginning of period       $          19.14     $   17.48     $   11.85     $   20.46     $   24.89    $   49.68
                                           ----------------     ---------     ---------     ---------     ---------    ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          (0.07)        (0.16)        (0.13)        (0.14)        (0.13)       (0.26)
Net realized and unrealized gain (loss)
   on investment transactions                         (0.07)         1.82          5.76         (8.47)        (3.78)      (11.62)
                                           ----------------     ---------     ---------     ---------     ---------    ---------
   Total from investment operations                   (0.14)         1.66          5.63         (8.61)        (3.91)      (11.88)
                                           ----------------     ---------     ---------     ---------     ---------    ---------
LESS DISTRIBUTIONS:

Distribution from net realized gains                   0.00          0.00          0.00          0.00         (0.01)      (12.91)
Return of capital                                      0.00          0.00          0.00          0.00         (0.51)        0.00
                                           ----------------     ---------     ---------     ---------     ---------    ---------
   Total distributions                                 0.00          0.00          0.00          0.00         (0.52)      (12.91)
                                           ----------------     ---------     ---------     ---------     ---------    ---------
Net asset value, end of period             $          19.00     $   19.14     $   17.48     $   11.85     $   20.46    $   24.89
                                           ================     =========     =========     =========     =========    =========
   Total return (1)                                   (0.73%)#       9.50%        47.51%       (42.08%)      (15.84%)     (28.54%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $        107,646     $ 113,579     $ 111,360     $  74,681     $ 137,099    $ 139,774
                                           ================     =========     =========     =========     =========    =========
Ratio of expenses to average net assets                1.03%*        1.06%         1.09%         1.05%         1.04%        1.01%
                                           ================     =========     =========     =========     =========    =========
Ratio of expenses to average net assets
   (excluding waivers and assumption of                1.03%*        1.06%         1.09%         1.06%         1.04%        1.01%
   expenses)
                                           ================     =========     =========     =========     =========    =========
Ratio of net investment income (loss)
   to average net assets                              (0.67%)*      (0.87%)       (0.94%)       (0.87%)       (0.67%)      (0.68%)
                                           ================     =========     =========     =========     =========    =========
Portfolio turnover rate                                  85%#         195%          191%          164%          134%         145%
                                           ================     =========     =========     =========     =========    =========

----------
** PRIOR TO AUGUST 1, 2004, THE SMALL CAP GROWTH FUND WAS NAMED EMERGING GROWTH FUND.
*    ANNUALIZED
#    NON-ANNUALIZED
(1) TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AT NET ASSET VALUE.

SMALL CAP VALUE  FUND**
For a Share Outstanding During the Period

                                           SIX MONTHS ENDED                            YEAR ENDED DECEMBER 31,
                                             JUNE 30, 2005      ----------------------------------------------------------------
                                             (UNAUDITED)           2004          2003          2002          2001         2000
                                           ----------------     ---------     ---------     ---------     ---------    ---------
Net asset value, beginning of period       $          16.95     $   18.20     $   11.00     $   14.38     $   12.94    $   12.64
                                           ----------------     ---------     ---------     ---------     ---------    ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           0.03          0.01         (0.08)        (0.05)         0.01         0.04
Net realized and unrealized gain (loss)
   on investment transactions                         (0.35)         2.55          8.29         (2.37)         2.10         1.68
                                           ----------------     ---------     ---------     ---------     ---------    ---------
   Total from investment operations                   (0.32)         2.56          8.21         (2.42)         2.11         1.72
                                           ----------------     ---------     ---------     ---------     ---------    ---------
LESS DISTRIBUTIONS:
Dividend from net investment income                       -         (0.01)            -             -         (0.02)       (0.12)
Distribution from net realized gains                      -         (3.80)        (1.01)        (0.96)        (0.65)       (1.30)
                                           ----------------     ---------     ---------     ---------     ---------    ---------
   Total distributions                                    -         (3.81)        (1.01)        (0.96)        (0.67)       (1.42)
                                           ----------------     ---------     ---------     ---------     ---------    ---------
Net asset value, end of period             $          16.63     $   16.95     $   18.20     $   11.00     $   14.38    $   12.94
                                           ================     =========     =========     =========     =========    =========
   Total return (1)                                   (1.89%)#      14.88%        74.85%       (16.76%)       16.75%       13.73%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $        155,692     $ 165,714     $ 148,700     $  77,491     $  86,987    $  55,677
                                           ================     =========     =========     =========     =========    =========
Ratio of expenses to average net assets                1.14%*        1.15%         1.15%         1.15%         1.14%        1.05%
                                           ================     =========     =========     =========     =========    =========
Ratio of expenses to average net assets
   (excluding waivers and assumption of
   expenses)                                           1.14%*        1.17%         1.19%         1.16%         1.16%        1.09%
                                           ================     =========     =========     =========     =========    =========
Ratio of net investment income (loss)
   to average net assets                               0.28%*        0.08%        (0.61%)       (0.38%)        0.12%        0.38%
                                           ================     =========     =========     =========     =========    =========
Portfolio turnover rate                                  24%#         142%           61%           54%           68%         135%
                                           ================     =========     =========     =========     =========    =========

----------
** PRIOR TO MAY 1, 2000, THE SMALL CAP VALUE FUND WAS NAMED SMALL CAPITALIZATION FUND.
*    ANNUALIZED
#    NON-ANNUALIZED
(1) TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AT NET ASSET VALUE.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

INTERNATIONAL EQUITY FUND
For a Share Outstanding During the Period

                                           SIX MONTHS ENDED                            YEAR ENDED DECEMBER 31,
                                            JUNE 30, 2005       ----------------------------------------------------------------
                                             (UNAUDITED)           2004          2003          2002          2001         2000
                                           ----------------     ---------     ---------     ---------     ---------    ---------
Net asset value, beginning of period       $          17.98     $   13.91     $   10.53     $   11.71     $   16.64    $   26.78
                                           ----------------     ---------     ---------     ---------     ---------    ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           0.18          0.24          0.19          0.15          0.37         0.14
Net realized and unrealized gain (loss)
   on investments and foreign currency
   related transactions                                0.15          3.92          3.27         (1.31)        (5.05)       (4.82)
                                           ----------------     ---------     ---------     ---------     ---------    ---------
   Total from investment operations                    0.33          4.16          3.46         (1.16)        (4.68)       (4.68)
                                           ----------------     ---------     ---------     ---------     ---------    ---------
LESS DISTRIBUTIONS:
Dividend from net investment income                       -         (0.09)        (0.08)        (0.02)        (0.25)       (0.14)
Distribution from net realized gains                      -             -             -             -             -        (4.59)
Return of capital                                         -             -             -             -             -        (0.73)
                                           ----------------     ---------     ---------     ---------     ---------    ---------
   Total distributions                                    -         (0.09)        (0.08)        (0.02)        (0.25)       (5.46)
                                           ----------------     ---------     ---------     ---------     ---------    ---------
Net asset value, end of period             $          18.31     $   17.98     $   13.91     $   10.53     $   11.71    $   16.64
                                           ================     =========     =========     =========     =========    =========
   Total return (1)                                    1.84%#       30.01%        32.85%        (9.94%)      (28.12%)     (18.67%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $        169,066     $ 165,509     $ 133,603     $ 104,645     $ 124,949    $ 162,359
                                           ================     =========     =========     =========     =========    =========
Ratio of expenses to average net assets                1.16%*        1.22%         1.19%         1.23%         1.25%        1.16%
                                           ================     =========     =========     =========     =========    =========
Ratio of net investment income (loss)
   to average net assets                               1.96%*        1.61%         1.63%         1.35%         1.06%       (0.08%)
                                           ================     =========     =========     =========     =========    =========
Portfolio turnover rate                                  16%#          40%           59%          106%           97%          64%
                                           ================     =========     =========     =========     =========    =========

----------
*    ANNUALIZED
#    NON-ANNUALIZED
(1) TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AT NET ASSET VALUE.

REIT FUND
For a Share Outstanding During the Period

                                                                             YEAR OR PERIOD
                                           SIX MONTHS ENDED                 ENDED DECEMBER 31,
                                            JUNE 30, 2005       -------------------------------------
                                             (UNAUDITED)           2004          2003         2002**
                                           ----------------     ---------     ---------     ---------
Net asset value, beginning of period       $          14.33     $   11.53     $    9.00     $   10.00
                                           ----------------     ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           0.22          0.37          0.36          0.25
Net realized and unrealized gain (loss)
   on investment transactions                          0.60          3.69          2.83         (1.01)
                                           ----------------     ---------     ---------     ---------
   Total from investment operations                    0.82          4.06          3.19         (0.76)
                                           ----------------     ---------     ---------     ---------
LESS DISTRIBUTIONS:
Dividend from net investment income                       -         (0.41)        (0.37)        (0.24)
Distribution from net realized gains                      -         (0.85)        (0.29)            -
                                           ----------------     ---------     ---------     ---------
   Total distributions                                    -         (1.26)        (0.66)        (0.24)
                                           ----------------     ---------     ---------     ---------
Net asset value, end of period             $          15.15     $   14.33     $   11.53     $    9.00
                                           ================     =========     =========     =========
   Total return (1)                                    5.72%#       35.53%        35.49%        (7.55%)#

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period  (in thousands)  $         36,261     $  31,247     $  16,881     $   5,507
                                           ================     =========     =========     =========
Ratio of expenses to average net assets                1.03%*        1.10%         1.25%         1.22%*
                                           ================     =========     =========     =========
Ratio of expenses to average net assets
   (excluding waivers and assumption of
   expenses)                                           1.03%*        1.10%         1.34%         2.25%*
                                           ================     =========     =========     =========
Ratio of net investment income (loss)
   to average net assets                               3.25%*        3.06%         4.87%         5.31%*
                                           ================     =========     =========     =========
Portfolio turnover rate                                  20%#          80%           69%           45%#
                                           ================     =========     =========     =========

----------
** FOR THE PERIOD FROM MAY 1, 2002 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2002.
*    ANNUALIZED
#    NON-ANNUALIZED
(1) TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AT NET ASSET VALUE.

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2005 (UNAUDITED)

1 -- SIGNIFICANT ACCOUNTING POLICIES

         Penn Series Funds, Inc. (Penn Series) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Penn Series is open only to purchasers of The Penn Mutual Life Insurance Company ("Penn Mutual") and The Penn Insurance and Annuity Company insurance contracts and certain of Penn Mutual's employee benefit plans.

         Penn Series is presently offering shares in its Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Growth Stock, Large Cap Value, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Strategic Value, Small Cap Growth, Small Cap Value, International Equity, and REIT Funds ("the Funds"). It is authorized under its Articles of Incorporation to issue a separate class of shares in four additional funds that would have their own investment objectives and policies.

         The following is a summary of significant accounting policies followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with the accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ with those estimates.

    INVESTMENT VALUATION:

         MONEY MARKET FUND -- Investments in securities are valued using the amortized cost method as permitted by Rule 2a-7 of the Investment Company Act of 1940, which involves initially valuing investments at cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method approximates market value.

         LIMITED MATURITY BOND, QUALITY BOND, HIGH YIELD BOND, FLEXIBLY MANAGED, GROWTH STOCK, LARGE CAP VALUE, LARGE CAP GROWTH, INDEX 500, MID CAP GROWTH, MID CAP VALUE, STRATEGIC VALUE, SMALL CAP GROWTH, SMALL CAP VALUE, INTERNATIONAL EQUITY, AND REIT FUNDS-- Portfolio securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Debt and fixed income securities may be valued by recognized independent third-party pricing agents, employing methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other electronic data processing techniques. To the extent that bid prices are provided by the pricing service, the Funds will use the bid price. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Directors to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. Options and futures contracts are valued at the last sale price on the market where such options or futures contracts are principally traded.

         Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These securities are valued at a fair value utilizing an independent third-party valuation service in accordance with procedures adopted by the Fund's Board of Directors.

         The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer's continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

         FOREIGN CURRENCY TRANSLATION -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange, purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

         The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.

         Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

    SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts and premiums are accreted and amortized using the effective interest method. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes.

    DIVIDENDS TO SHAREHOLDERS: Dividends of investment income and realized capital gains of the Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Growth Stock, Large Cap Value, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Strategic Value, Small Cap Growth, Small Cap Value, International Equity, and REIT Funds will be declared and paid within 30 days of the Funds' year end, December 31, as permitted by federal income tax regulations. Dividends of net investment income of the Money Market Fund are declared daily and paid monthly.

         Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. Distributions from net realized gains may involve short-term capital gains, which are included as ordinary income for tax purposes.

    FEDERAL INCOME TAXES: The Funds intend to continue to comply with the requirements of the Internal Revenue code as applicable to regulated investment companies, and to distribute all of their taxable income, including realized gains, to their shareholders. Therefore, no federal income tax provision is required.

2 -- DERIVATIVE FINANCIAL INSTRUMENTS

         The Funds may trade derivative financial instruments in the normal course of investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts.

         The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

         FUTURES CONTRACTS -- Each of the Funds, other than Money Market, may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices on a future date. A Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by a Fund each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by a Fund. A Fund's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or exchange rates. Should interest or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The Index 500 Fund has entered into futures contracts during the six months ended June 30, 2005. Open futures contracts held by the Index 500 Fund at June 30, 2005 were as follows:

                                                                             UNREALIZED
                  FUTURES      EXPIRATION         UNIT          CLOSING     APPRECIATION
      TYPE       CONTRACT         DATE      (@250 PER UNIT)      PRICE     (IN THOUSANDS)
------------   -------------   ----------   ---------------   ----------   --------------
  Buy/Long     S&P 500 Index     9/16/05           8          $ 1,195.50       $  24

         OPTIONS -- Each of the Funds, other than Money Market, may write covered calls. Additionally, each of the Funds may buy put or call options for which premiums are paid whether or not the option is exercised. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

         If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase.

The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options transactions.

The Fund, as a writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased
(put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. There were no option contracts open as of June 30, 2005.

         FORWARD FOREIGN CURRENCY CONTRACTS -- The Funds may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. A Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.

         Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

         The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The International Equity Fund has entered into forward foreign currency contracts during the six months ended June 30, 2005. Open forward foreign currency contracts held by the International Equity Fund at June 30, 2005 were as follows:

                                                                                       UNREALIZED
                                          FOREIGN                 U.S.        U.S.      FOREIGN
                             SETTLEMENT   CURRENCY    FORWARD   CONTRACT    CONTRACT    EXCHANGE
             CURRENCY           DATE      CONTRACT     RATE      AMOUNT      VALUE     GAIN/(LOSS)
         -----------------   ----------   ---------   -------   ---------   --------   -----------
                                           (000S)                (000S)      (000S)      (000S)
Sell     Australian Dollar    07/12/05       15,350   1.28733    $ 11,924   $ 11,657     $ (267)
                                                                ---------   --------   -----------
Buy      Australian Dollar    07/12/05       15,350   1.33390      11,508     11,657       (149)
Buy      Swiss Franc          12/15/05        5,148   1.25725       4,095      4,075          20
Buy      European Currency    12/15/05        8,482    .85828       9,883     10,347       (464)
                                                                ---------   --------   -----------
                                                                 $ 25,486   $ 26,079     $ (593)
                                                                                       -----------
                                                                 Total                   $ (860)
                                                                                       -----------

3 -- INVESTMENT ADVISORY AND OTHER CORPORATE SERVICES

INVESTMENT ADVISORY SERVICES

         Independence Capital Management, Inc. ("ICMI"), a wholly owned subsidiary of The Penn Mutual Life Insurance Company, serves as investment adviser to each of the Funds. To provide investment management services to the Funds, ICMI has entered into sub-advisory agreements as follows:

FUND                                              SUB-ADVISER
----                                              -----------
High Yield Bond Fund                     T. Rowe Price Associates, Inc.
Flexibly Managed Fund                    T. Rowe Price Associates, Inc.
Growth Stock Fund                        T. Rowe Price Associates, Inc.
Large Cap Value Fund                     Lord, Abbett & Co. LLC
Large Cap Growth Fund                    ABN AMRO Asset Management, Inc.
Index 500 Fund                           Wells Capital Management, Inc.
Mid Cap Growth Fund                      Turner Investment Partners, Inc.
Mid Cap Value Fund                       Neuberger Berman Management, Inc.
Strategic Value Fund                     Lord, Abbett & Co. LLC
Small Cap Growth Fund                    Bjurman, Barry & Associates
Small Cap Value Fund                     Goldman Sachs Asset Management, LP
International Equity Fund                Vontobel Asset Management, Inc.
REIT Fund                                Heitman Real Estate Securities LLC

         Each of the Funds pay ICMI, on a monthly basis, an advisory fee based on the average daily net assets of each Fund, at the following rates pursuant to the investment advisory agreements: Money Market Fund: 0.20% for first $100 million and 0.15% thereafter; Limited Maturity Bond Fund: 0.30%; Quality Bond Fund: 0.35% for first $100 million and 0.30% thereafter; High Yield Bond Fund: 0.50%; Flexibly Managed Fund: 0.60%; Growth Stock Fund:
0.65% for the first $100 million and 0.60% thereafter; Large Cap Value Fund:
0.60%; Large Cap Growth Fund: 0.55%; Index 500 Fund: 0.07%; Mid Cap Growth
Fund: 0.70%; Mid Cap Value Fund: 0.55% for the first $250 million, 0.525% for next $250 million, 0.50% for next $250 million, 0.475% for next $250 million, 0.45% for next $500 million and 0.425% thereafter; Strategic Value Fund:
0.72%; Small Cap Growth Fund: 0.80% for the first $25 million, 0.75% for next $25 million and 0.70% thereafter; Small Cap Value Fund: 0.85%; International Equity Fund: 0.85%; and REIT Fund: 0.70%.

         For providing investment management services to the Funds, ICMI pays the sub-advisers , on a monthly basis, a sub-advisory fee.

ADMINISTRATIVE AND CORPORATE SERVICES

         Under an administrative and corporate service agreement, Penn Mutual serves as administrative and corporate services agent for Penn Series. Each of the Funds pays Penn Mutual, on a quarterly basis, an annual fee equal to 0.15% of each Fund's average daily net assets.

ACCOUNTING SERVICES

         Under an accounting services agreement, PFPC Worldwide Inc. ("PFPC") serves as accounting agent for Penn Series. Each of the Funds pays PFPC, on a monthly basis, an annual fee based on the average daily net assets of each Fund equal to 0.075% for the first $100 million, 0.050% for the next $200 million, 0.030% for the next $300 million and 0.020% thereafter. The minimum annual fee each Fund must pay is $27,500. International Equity Fund pays PFPC 0.085% for the first $100 million, 0.060% for the next $300 million, 0.040% for the next $200 million, and 0.030% thereafter.

TRANSFER AGENT SERVICES

         Under a transfer agency agreement, PFPC serves as transfer agent for Penn Series.

CUSTODIAL SERVICES

         Under a custodial agreement, PFPC Trust serves as custodian for Penn Series. Morgan Stanley serves as foreign sub-custodian for Penn Series. In addition to transaction charges and out-of pocket expenses, each of the Funds pays PFPC Trust, on a monthly basis, an annual custody fee of 0.02% for the first $100 million of the average gross assets, and 0.01% in excess of $100 million.

EXPENSES AND LIMITATIONS THEREON

         The Funds bear all expenses of their operations other than those incurred by its investment adviser and sub-advisers under the investment advisory agreement and investment sub-advisory agreements and those incurred by Penn Mutual under its administrative and corporate services agreement. In particular, each Fund pays investment advisory fees, administrator's fees, shareholder servicing fees and expenses, custodian and accounting fees and expenses, legal and auditing fees, expenses of printing and mailing prospectuses and shareholder reports, registration fees and expenses, proxy and annual meeting expenses, and directors' fees and expenses.

         The investment adviser, the investment sub-advisers and/or Penn Mutual have contractually agreed to waive fees or reimburse expenses to the extent a Fund's total expense ratio (excluding interest, taxes, brokerage, other expenses which are capitalized in accordance with accounting principles generally accepted in the United States, and extraordinary expenses, but including investment advisory and administrative and corporate services fees) exceeds the expense limitation for the Fund. The contractual expense limitations for the Funds are as follows:

       FUND              EXPENSE LIMITATION       FUND                EXPENSE LIMITATION
       ----              ------------------       ----                ------------------
Money Market                    0.80%          Large Cap Value               1.00%
Limited Maturity Bond           0.90%          Index 500                     0.40%
Quality Bond                    0.90%          Mid Cap Growth                1.00%
High Yield Bond                 0.90%          Mid Cap Value                 1.00%
Flexibly Managed                1.00%          Small Cap Growth              1.15%

       FUND              EXPENSE LIMITATION       FUND                EXPENSE LIMITATION
       ----              ------------------       ----                ------------------
Growth Stock                    1.00%          Small Cap Value               1.15%
Large Cap Growth                1.00%          International Equity          1.50%
Strategic Value                 1.25%          REIT                          1.25%

         Penn Mutual currently intends to voluntarily waive its administrative and corporate services fees and reimburse expenses so that the Limited Maturity Bond Fund and Index 500 Fund's total expenses do not exceed 0.65% and 0.35%, respectively. Penn Mutual may change or eliminate all or part of this voluntary waiver at any time.

         All waivers of fees or reimbursements of expenses with respect to the Flexibly Managed and High Yield Bond Funds will be shared equally by the sub-advisers and Penn Mutual. For the Money Market, Quality Bond, Growth Stock, Large Cap Value and Small Cap Value Funds, the Adviser will waive fees with regard to the entirety of the first 0.10% of excess above the expense limitations; Penn Mutual will waive fees or reimburse expenses for the entirety of any additional excess above the first 0.10%. For the International Equity Fund, the sub-adviser will waive fees with regard to the entirety of the first 0.10% of excess above the expense limitations; Penn Mutual will waive fees or reimburse expenses for the entirety of any additional excess above the first 0.10%. For the Limited Maturity Bond, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Small Cap Growth, Strategic Value and REIT Funds, Penn Mutual will waive fees or reimburse expenses for the entirety of any excess above the expense limitations.

         Total fees of$41,000 were paid to non-affiliated Directors of Penn Series for the six months ended June 30, 2005. However, no person received compensation from Penn Series who is an officer, director, or employee of Penn Series, the investment adviser, sub-advisers, administrator, accounting agent or any parent or subsidiary thereof.

4 - RELATED PARTY TRANSACTIONS

         Certain benefit plans of Penn Mutual own annuity contracts that are invested in the following Funds as of June 30, 2005 (amounts in thousands):

FUND                               ASSETS
----                               ------
Money Market Fund                $    436
Limited Maturity Bond Fund         22,418
Quality Bond Fund                  23,108
High Yield Bond Fund                1,020
Flexibly Managed Fund              29,527
Growth Stock Fund                  12,133
Large Cap Value Fund                4,079
Index 500 Fund                     16,587
Mid Cap Growth Fund                 4,776
Strategic Value Fund                2,476
Small Cap Growth Fund               5,976
Small Cap Value Fund                6,909
International Equity Fund          20,195
REIT Fund                           2,104

         Certain Funds effect trades for security purchase and sale transactions through brokers that are affiliates of the adviser or the sub-advisers. Commissions paid on those trades from the Funds for the six months ended June 30, 2005 were as follows:

FUND                             COMMISSIONS
----                             -----------
Flexibly Managed Fund               $   2
Mid Cap Value Fund                      5

5 -- CAPITAL STOCK

         At June 30, 2005, Penn Series is authorized to issue capital stock as shown in the table below (share amount in thousands):

                                                          NUMBER OF
                                              PAR VALUE    SHARES
Money Market Fund Common Stock                 $ 0.1000     500,000
Limited Maturity Bond Fund Common Stock          0.0001     250,000
Quality Bond Fund Common Stock                   0.1000     250,000
High Yield Bond Fund Common Stock                0.1000     250,000
Flexibly Managed Fund Common Stock               0.1000     250,000
Growth Stock Fund Common Stock*                  0.1000     250,000
Large Cap Value Fund Common Stock                0.1000     250,000
Large Cap Growth Fund Common Stock               0.0001     250,000
Index 500 Fund Common Stock                      0.0001     250,000
Mid Cap Growth Fund Common Stock                 0.0001     250,000
Mid Cap Value Fund Common Stock                  0.0001     250,000
Strategic Value Fund Common Stock                0.0001     250,000
Small Cap Growth Fund Common Stock**             0.1000     250,000
Small Cap Value Fund Common Stock                0.1000     250,000
International Equity Fund Common Stock           0.1000     250,000
REIT Fund Common Stock                           0.0001     250,000

     Transactions in capital stock of Penn Series Funds, Inc. were as follows (amounts in thousands):

                                                   SIX MONTHS ENDED JUNE 30, 2005
                                 -----------------------------------------------------------------
                                     RECEIVED FOR        SHARES ISSUED FOR         PAID FOR
                                      SHARES SOLD          REINVESTMENT          SHARES REDEEMED
                                      -----------          ------------          ---------------
                                 SHARES      AMOUNT     SHARES     AMOUNT     SHARES     AMOUNT
                                 ------      ------     ------     ------     ------     ------
Money Market Fund                  22,320   $  22,320       733   $     733     32,613   $  32,613
Limited Maturity Bond Fund          1,796      18,782         -           -        708       7,444
Quality Bond Fund                   1,142      12,084         -           -      3,319      35,037
High Yield Bond Fund                  904       7,116         -           -        854       6,732
Flexibly Managed Fund               3,206      82,798         -           -      1,750      44,988
Growth Stock Fund *                   490       5,832         -           -        487       5,757
Large Cap Value Fund                  365       6,557         -           -        644      11,552
Large Cap Growth Fund                 317       3,261         -           -        142       1,455
Index 500 Fund                      1,413      11,477         -           -      4,758      38,971
Mid Cap Growth Fund                   579       4,001         -           -        600       4,119
Mid Cap Value Fund                    521       7,148         -           -        547       7,427
Strategic Value Fund                  542       6,918         -           -         99       1,263
Small Cap Growth Fund **              245       4,425         -           -        513       9,251
Small Cap Value Fund                  548       8,865         -           -        966      15,346
International Equity Fund             642      11,581         -           -        614      11,045
REIT Fund                             485       6,711         -           -        272       3,760

                                                    YEAR ENDED DECEMBER 31, 2004
                                 -----------------------------------------------------------------
                                     RECEIVED FOR        SHARES ISSUED FOR         PAID FOR
                                      SHARES SOLD          REINVESTMENT          SHARES REDEEMED
                                      -----------          ------------          ---------------
                                  SHARES      AMOUNT     SHARES    AMOUNT      SHARES     AMOUNT
                                  ------      ------     ------    ------      ------     ------
Money Market Fund                 63,550    $  63,550       866   $     866     82,622   $  82,622
Limited Maturity Bond Fund         1,469       15,648       151       1,582      1,318      14,067
Quality Bond Fund                  2,639       28,244       669       7,040      3,288      35,057
High Yield Bond Fund               1,660       13,209       785       6,183      2,270      18,106
Flexibly Managed Fund              5,447      134,828     2,631      66,346      2,124      52,686
Growth Stock Fund *                  445        5,058        33         402      1,594      18,178
Large Cap Value Fund                 596       10,700       872      15,896      2,261      40,464
Large Cap Growth Fund              1,050       11,225       133       1,421        476       5,058
Index 500 Fund                     4,996       39,221       488       4,039      5,108      40,019
Mid Cap Growth Fund                1,582       10,135         -           -      1,821      11,583
Mid Cap Value Fund                   941       13,010     1,037      13,965      1,039      14,286
Strategic Value Fund               1,214       13,915        40         506        410       4,651
Small Cap Growth Fund **             596       10,591         -           -      1,033      18,318
Small Cap Value Fund               1,108       20,784     1,874      31,329      1,377      25,294
International Equity Fund            909       13,633        54         877      1,364      20,641
REIT Fund                          1,250       16,272       175       2,450        708       8,823

----------
*    PRIOR TO AUGUST 1, 2004, THE GROWTH STOCK FUND WAS NAMED GROWTH EQUITY
     FUND.
** PRIOR TO AUGUST 1, 2004, THE SMALL CAP GROWTH FUND WAS NAMED EMERGING GROWTH FUND.

6 - COMPONENTS OF NET ASSETS

     At June 30, 2005, net assets consisted of the following (amounts in thousands):

                                                      MONEY        LIMITED         QUALITY     HIGH YIELD    FLEXIBLY     GROWTH
                                                      MARKET     MATURITY BOND       BOND         BOND        MANAGED      STOCK
                                                       FUND          FUND            FUND         FUND         FUND        FUND *
                                                     ---------   -------------    ---------    ----------    ---------   ---------
Capital paid in                                      $  72,183   $      57,680    $ 146,825    $   93,620    $ 718,549   $ 226,782
Undistributed net investment income (loss)                   -           1,022        3,081         2,963        7,569         129
Accumulated net realized gain (loss) on investment
  transactions and foreign exchange                          -            (465)       2,647       (10,928)      51,538    (139,882)
Net unrealized appreciation (depreciation) in
  value of investments, futures contracts and
  foreign currency related items                             -             (55)        (148)          975      200,808       7,032
                                                     ---------   -------------    ---------    ----------    ---------   ---------
                       Total Net Assets              $  72,183   $      58,182    $ 152,405    $   86,630    $ 978,464   $  94,061
                                                     =========   =============    =========    ==========    =========   =========

                                                     LARGE CAP     LARGE CAP        INDEX       MID CAP       MID CAP    STRATEGIC
                                                       VALUE        GROWTH           500         GROWTH        VALUE       VALUE
                                                       FUND          FUND            FUND         FUND          FUND       FUND
                                                     ---------   -------------    ---------    ----------    ---------   ---------
Capital paid in                                      $ 191,223   $      23,776    $ 263,888    $   84,600    $  77,907   $  29,316
Undistributed net investment income (loss)               1,194              31        1,847          (192)         213         102
Accumulated net realized gain (loss) on investment
  transactions and foreign exchange                      7,575              60      (16,778)      (24,368)      13,046       1,161
Net unrealized appreciation (depreciation) in
  value of investments, futures contracts and
  foreign currency related items                        12,351           1,018      (21,562)       11,373       10,287       6,382
                                                     ---------   -------------    ---------    ----------    ---------   ---------
                       Total Net Assets              $ 212,343   $      24,885    $ 227,395    $   71,413    $ 101,453   $  36,961
                                                     =========   =============    =========    ==========    =========   =========

                                                       SMALL CAP        SMALL CAP     INTERNATIONAL
                                                        GROWTH            VALUE          EQUITY            REIT
                                                        FUND **           FUND            FUND             FUND
                                                     -------------    -------------   -------------    -------------
Capital paid in                                      $     159,907    $     135,567   $     134,884    $      27,833
Undistributed net investment income (loss)                    (350)             354             459              465
Accumulated net realized gain (loss) on investment
  transactions and foreign exchange                        (73,166)           7,108         (13,016)           1,181
Net unrealized appreciation (depreciation) in
  value of investments, futures contracts and
  foreign currency related items                            21,255           12,663          46,739            6,782
                                                     -------------    -------------   -------------    -------------
                       Total Net Assets              $     107,646    $     155,692   $     169,066    $      36,261
                                                     =============    =============   =============    =============

* PRIOR TO AUGUST 1, 2004, THE GROWTH STOCK FUND WAS NAMED GROWTH EQUITY FUND. ** PRIOR TO AUGUST 1, 2004, THE SMALL CAP GROWTH FUND WAS NAMED EMERGING GROWTH FUND.

7 - PURCHASES AND SALES OF SECURITIES

     During the six months ended June 30, 2005, the Funds made the following purchases and sales of portfolio securities, excluding U.S. Government and Agency Obligations and short-term securities having maturities of one year or less (amounts in thousands):

                                  PURCHASES     SALES
                                 ----------   ----------
Limited Maturity Bond Fund       $    4,292   $    4,032
Quality Bond Fund                   166,862      169,860
High Yield Bond Fund                 29,394       26,145
Flexibly Managed Fund               159,131      117,847
Growth Stock Fund                    21,016       20,787
Large Cap Value Fund                 48,139       55,863
Large Cap Growth Fund                 3,406        1,929
Index 500 Fund                        3,969       26,487
Mid Cap Growth Fund                  48,096       51,376
Mid Cap Value Fund                   52,586       54,514
Strategic Value Fund                  7,292        2,099
Small Cap Growth Fund                89,173       92,005
Small Cap Value Fund                 35,592       37,334
International Equity Fund            26,059       28,028
REIT Fund                            10,114        6,308

     Purchases and sales of U.S. Government securities (excluding short-term securities) during the six months ended June 30, 2005 were as follows (amounts in thousands):

                                  PURCHASES     SALES
                                 ----------   ----------
Limited Maturity Bond Fund       $   92,117   $   87,263
Quality Bond Fund                   287,228      281,744

8 - SECURITIES LOANS

     Each portfolio may lend securities for the purpose of realizing additional income. All securities loans are collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies. The value of the collateral is at least 102% of the market value of the securities lent. However, due to market fluctuations, the value of the securities lent may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day's market fluctuations and the current day's lending activity. Lending securities involves certain risk that the Portfolio may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

     The Funds paid fees for securities lending for the six months ended June 30, 2005, which have been netted against the Income from Securities Lending on the Statements of Operations. These fees are presented below (amounts in thousands):

PORTFOLIO
---------
Limited Maturity Bond Fund       $   5
Quality Bond Fund                   53
Flexibly Managed Fund                9
Growth Stock Fund                    4
Large Cap Value Fund                28
Index 500 Fund                      17
Mid Cap Growth Fund                  5
Mid Cap Value Fund                   5
Small Cap Growth Fund                3
Small Cap Value Fund                12

9 - FEES PAID INDIRECTLY

     Certain subadvisers have directed portfolio trades to a broker designated by Penn Series, consistent with best execution. A portion of the commissions directed to that broker are refunded to Penn Series to pay certain expenses of the Funds. The commissions used to pay expenses of the Funds for the six months ended June 30, 2005 were as follows (amounts in thousands):

PORTFOLIO                    OVERALL REDUCTION:
---------                    ------------------
Flexibly Managed Fund            $  30
Large Cap Value Fund                19
Large Cap Growth Fund                2
Mid Cap Growth Fund                 23
Mid Cap Value Fund                  12
Strategic Value Fund                 2
International Equity Fund           28

10 - CREDIT AND MARKET RISK

     The Funds may invest a portion of their assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds from disposing of them in a timely manner and at a fair price when it is necessary or preferable to do so.

11 - CAPITAL LOSS CARRYOVERS

     For federal income tax purposes, each Fund measures its capital loss carryforward annually at December 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of December 31, 2004, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (amounts in thousands):

                                                                                 EXPIRES ON DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                       2008          2009          2010         2011        2012       Total
                                                     ---------   -------------   ---------   ----------   ---------   ---------
Limited Maturity Bond Fund                                   -               -           -   $      178   $      16   $     194
High Yield Bond Fund                                 $   2,567   $       5,143   $   3,195          246           -      11,151
Growth Stock Fund                                            -          83,865      46,866       10,937           -     141,668
Index 500 Fund                                               -             365      11,374            -           -      11,739
Mid Cap Growth Fund                                          -          15,277      12,119            -           -      27,396
Small Cap Growth Fund                                        -          42,590      35,617            -           -      78,207
International Equity Fund                                    -           6,365      15,632            -           -      21,997

12 - TAX CHARACTER OF DISTRIBUTIONS

     The tax character of distributions paid during the six months ended June 30, 2005 were as follows (amounts in thousands):

                                       MONEY
                                       MARKET
                                        FUND
                                      --------
DISTRIBUTIONS PAID FROM 2005:
  Ordinary Income                     $    733
  Net long-term capital gains                -
                                      --------
TOTAL TAXABLE DISTRIBUTIONS                733
  Tax return of capital                      -
                                      --------
TOTAL DISTRIBUTIONS PAID              $    733
                                      ========

     None of the other Funds made a distribution during the six months ended June 30, 2005.

12 - TAX CHARACTER OF DISTRIBUTIONS

                                                       MONEY        LIMITED        QUALITY    HIGH YIELD     FLEXIBLY    GROWTH
                                                       MARKET    MATURITY BOND       BOND        BOND         MANAGED     STOCK
                                                        FUND         FUND            FUND        FUND          FUND       FUND
                                                     ---------   -------------    ---------   ----------    ---------   ----------
The tax character of distributions paid
  during the fiscal year ended December 31, 2004
  were as follows (amounts in thousands):

DISTRIBUTIONS PAID FROM 2004:
  Ordinary Income                                    $     866   $       1,581    $   7,040   $    6,183    $  20,093   $      402
  Net long-term capital gains                                -               -            -            -       46,253            -
                                                     ---------   -------------    ---------   ----------    ---------   ----------
TOTAL TAXABLE DISTRIBUTIONS                                866           1,581        7,040        6,183       66,346          402
  Tax return of capital                                      -               1            -            -            -            -
                                                     ---------   -------------    ---------   ----------    ---------   ----------
TOTAL DISTRIBUTIONS PAID                             $     866   $       1,582    $   7,040   $    6,183    $  66,346   $      402
                                                     =========   =============    =========   ==========    =========   ==========

As of December 31, 2004 the components of accumulated earnings/(deficit) on a tax basis were as follows (amounts in thousands):

  Undistributed ordinary income                      $       -   $           -    $     727   $        -    $     200   $       43
  Undistributed long-term capital gains                      -               -            -            -        9,414            -
                                                     ---------   -------------    ---------   ----------    ---------   ----------
ACCUMULATED EARNINGS                                         -               -          727            -        9,614           43
  Accumulated capital and other losses                       -            (194)           -      (11,151)           -     (141,668)
  Unrealized appreciation/(depreciation)*                    -              84        2,229        3,892      239,128        9,583
                                                     ---------   -------------    ---------   ----------    ---------   ----------
TOTAL ACCUMULATED EARNINGS/(DEFICIT)                 $       -   $        (110)   $   2,956   $   (7,259)   $ 248,742   $ (132,042)
                                                     =========   =============    =========   ==========    =========   ==========

                                                     LARGE CAP      MID CAP         INDEX       MID CAP      MID CAP    STRATEGIC
                                                       VALUE         VALUE           500        GROWTH        VALUE       VALUE
                                                       FUND           FUND           FUND        FUND          FUND        FUND
                                                     ---------   -------------    ---------   ----------    ---------   ----------
The tax character of distributions paid
  during the fiscal year ended December 31, 2004
  were as follows (amounts in thousands):

DISTRIBUTIONS PAID FROM 2004:
  Ordinary Income                                    $   2,994   $       5,395    $   4,039   $        -    $   5,395   $      107
  Net long-term capital gains                           12,903           8,570            -            -        8,570          399
                                                     ---------   -------------    ---------   ----------    ---------   ----------
TOTAL TAXABLE DISTRIBUTIONS                             15,897          13,965        4,039            -       13,965          506
  Tax return of capital                                      -               -            -            -            -            -
                                                     ---------   -------------    ---------   ----------    ---------   ----------
TOTAL DISTRIBUTIONS PAID                             $  15,897   $      13,965    $   4,039   $        -    $  13,965   $      506
                                                     =========   =============    =========   ==========    =========   ==========

As of December 31, 2004 the components of accumulated earnings/(deficit) on a tax basis were as follows (amounts in thousands):

  Undistributed ordinary income                      $   1,706   $       1,067    $      57   $        -    $   1,067   $      112
  Undistributed long-term capital gains                    457           2,245            -            -        2,245          399
                                                     ---------   -------------    ---------   ----------    ---------   ----------
ACCUMULATED EARNINGS                                     2,163           3,312           57            -        3,312          511
  Accumulated capital and other losses                       -               -      (11,739)     (27,396)           -            -
  Unrealized appreciation/(depreciation)*               26,100          16,950       13,470       16,950        6,308      (22,063)
                                                     ---------   -------------    ---------   ----------    ---------   ----------
TOTAL ACCUMULATED EARNINGS/(DEFICIT)                 $  28,263   $      20,262    $ (33,745)  $  (13,926)   $  20,262   $    6,819
                                                     =========   =============    =========   ==========    =========   ==========

                                                       SMALL CAP        SMALL CAP     INTERNATIONAL
                                                        GROWTH            VALUE          EQUITY            REIT
                                                         FUND             FUND            FUND             FUND
                                                     -------------    -------------   -------------    -------------
The tax character of distributions paid
  during the fiscal year ended December 31, 2004
  were as follows (amounts in thousands):

DISTRIBUTIONS PAID FROM 2004:
  Ordinary Income                                    $           -    $       7,142   $         877    $       1,687
  Net long-term capital gains                                    -           24,187               -              763
                                                     -------------    -------------   -------------    -------------
TOTAL TAXABLE DISTRIBUTIONS                                      -           31,329             877            2,450
  Tax return of capital                                          -                -               -                -
                                                     -------------    -------------   -------------    -------------
TOTAL DISTRIBUTIONS PAID                             $           -    $      31,329   $         877    $       2,450
                                                     =============    =============   =============    =============

As of December 31, 2004 the components of accumulated earnings/(deficit) on a tax basis were as follows (amounts in thousands):

  Undistributed ordinary income                      $           -    $       1,306   $         726    $         228
  Undistributed long-term capital gains                          -              156               -              168
                                                     -------------    -------------   -------------    -------------
ACCUMULATED EARNINGS                                             -            1,462             726              396
  Accumulated capital and other losses                     (78,207)               -         (21,997)               -
  Unrealized appreciation/(depreciation)*                   27,052           22,204          53,591            5,969
                                                     -------------    -------------   -------------    -------------
TOTAL ACCUMULATED EARNINGS/(DEFICIT)                 $     (51,155)   $      23,666   $      32,320    $       6,365
                                                     =============    =============   =============    =============

* The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, and the difference between book and tax amortization methods for premium and market discount.

12 - TAX CHARACTER OF DISTRIBUTIONS

                                                       MONEY        LIMITED        QUALITY    HIGH YIELD     LARGE CAP   FLEXIBLY
                                                       MARKET    MATURITY BOND       BOND        BOND          VALUE      MANAGED
                                                        FUND         FUND            FUND        FUND          FUND       FUND
                                                     ---------   -------------    ---------   ----------    ---------   ----------
The tax character of distributions paid
  during the fiscal year ended December 31, 2003
  were as follows (amounts in thousands):

DISTRIBUTIONS PAID FROM 2003:
  Ordinary Income                                    $   1,096   $       1,756    $   9,441   $    6,298    $   3,227   $   13,268
  Net long-term capital gains                                -               -          407            -            -        7,077
                                                     ---------   -------------    ---------   ----------    ---------   ----------
TOTAL TAXABLE DISTRIBUTIONS                              1,096           1,756        9,848        6,298        3,227       20,345
  Tax return of capital                                      -               7            -            -            -            -
                                                     ---------   -------------    ---------   ----------    ---------   ----------
TOTAL DISTRIBUTIONS PAID                             $   1,096   $       1,763    $   9,848   $    6,298    $   3,227   $   20,345
                                                     =========   =============    =========   ==========    =========   ==========

As of December 31, 2003 the components of accumulated earnings/(deficit) on a tax basis were as follows (amounts in thousands):

  Undistributed ordinary income                      $       -   $           -    $      19   $       24    $      60   $      888
  Undistributed long-term capital gains                      -               -            -            -            -       10,731
                                                     ---------   -------------    ---------   ----------    ---------   ----------
ACCUMULATED EARNINGS                                         -               -           19           24           60       11,619
  Accumulated capital and other losses                       -            (204)        (164)     (12,978)     (16,795)           -
  Unrealized appreciation/(depreciation)*                    -             569        2,693        3,260       34,555      161,757
                                                     ---------   -------------    ---------   ----------    ---------   ----------
TOTAL ACCUMULATED EARNINGS/(DEFICIT)                 $       -   $         365    $   2,548   $   (9,694)   $  17,820   $  173,376
                                                     =========   =============    =========   ==========    =========   ==========

                                                     LARGE CAP       LARGE          INDEX       MID CAP      MID CAP    STRATEGIC
                                                       VALUE       CAP GROWTH        500        GROWTH        VALUE       VALUE
                                                       FUND           FUND           FUND        FUND          FUND        FUND
                                                     ---------   -------------    ---------    ----------    ---------  -----------
The tax character of distributions paid
  during the fiscal year ended December 31, 2003
  were as follows (amounts in thousands):

DISTRIBUTIONS PAID FROM 2003:
  Ordinary Income                                    $   3,227   $          49    $   2,902   $        -    $     256   $      106
  Net long-term capital gains                                -               -            -            -        1,487           61
                                                     ---------   -------------    ---------   ----------    ---------   ----------
TOTAL TAXABLE DISTRIBUTIONS                              3,227              49        2,902            -        1,743          167
  Tax return of capital                                      -               1            -            -            -            3
                                                     ---------   -------------    ---------   ----------    ---------   ----------
TOTAL DISTRIBUTIONS PAID                             $   3,227   $          50    $   2,902   $        -    $   1,743   $      170
                                                     =========   =============    =========   ==========    =========   ==========

As of December 31, 2003 the components of accumulated earnings/(deficit) on a tax basis were as follows (amounts in thousands):

  Undistributed ordinary income                      $      60   $           -    $       9   $        -    $     677   $        -
  Undistributed long-term capital gains                      -               -            -            -        1,004            -
                                                     ---------   -------------    ---------   ----------    ---------   ----------
ACCUMULATED EARNINGS                                        60               -            9            -        1,681            -
  Accumulated capital and other losses                 (16,795)            (55)     (12,111)     (34,119)           -         (157)
  Unrealized appreciation/(depreciation)*               34,555           1,772      (42,021)      12,638       13,863        2,280
                                                     ---------   -------------    ---------   ----------    ---------   ----------
TOTAL ACCUMULATED EARNINGS/(DEFICIT)                 $  17,820   $       1,717    $ (54,123)  $  (21,481)   $  15,544   $   2,123
                                                     =========   =============    =========   ==========    =========   ==========

                                                  SMALL CAP        SMALL CAP       SMALL CAP     INTERNATIONAL
                                                   GROWTH            VALUE           VALUE          EQUITY            REIT
                                                    FUND              FUND            FUND           FUND             FUND
                                                -------------    -------------   -------------   -------------    -------------
The tax character of distributions paid
  during the fiscal year ended December 31,
  2003 were as follows (amounts in thousands):

DISTRIBUTIONS PAID FROM 2003:
  Ordinary Income                               $           -    $       4,144   $       4,144   $         736    $         749
  Net long-term capital gains                               -            3,655           3,655               -              140
                                                -------------    -------------   -------------   -------------    -------------
TOTAL TAXABLE DISTRIBUTIONS                                 -            7,799           7,799             736              889
  Tax return of capital                                     -                -               -               -                -
TOTAL DISTRIBUTIONS PAID                        $           -    $       7,799   $       7,799   $         736    $         889
                                                =============    =============   =============   =============    =============

As of December 31, 2003 the components of accumulated earnings/(deficit) on a tax basis were as follows (amounts in thousands):

  Undistributed ordinary income                 $           -    $       1,677   $       1,677   $         173    $          54
  Undistributed long-term capital gains                     -            2,374           2,374               -               16
                                                -------------    -------------   -------------   -------------    -------------
ACCUMULATED EARNINGS                                        -            4,051           4,051             173               70
  Accumulated capital and other losses                (82,156)               -               -         (33,857)               -
  Unrealized appreciation/(depreciation)*              20,093           29,427          29,427          26,809            1,828
                                                -------------    -------------   -------------   -------------    -------------
TOTAL ACCUMULATED EARNINGS/(DEFICIT)            $     (62,063)   $      33,478   $      33,478   $      (6,875)   $       1,898
                                                =============    =============   =============   =============    =============

* The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, and the difference between book and tax amortization methods for premium and market discount.

     The components of accumulated earnings (deficit) on a tax basis are determined at the Fund's fiscal year end. Accordingly, tax-basis balances have not been determined as of June 30, 2005.

13 - CONTRACTUAL OBLIGATIONS

     In the general course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

DISCLOSURE OF PORTFOLIO HOLDINGS

The SEC has adopted a requirement that all Funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters starting after July 9, 2004. For the Penn Series Funds, Inc., this would be for the fiscal quarters ending March 31 and September 30. The Form N-Q filing is made within 60 days after the end of the quarter. Penn Series Funds, Inc. filed its most recent Form N-Q with the SEC on May 26, 2005. It is available upon request, without charge, by visiting the SEC's website at http://www.sec.gov. or it may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolios is available, without charge and upon request, on the Fund's website at http://www.pennmutual.com or on the SEC's website at http://www.sec.gov. Information regarding how the investment adviser voted proxies for the most recent twelve-month period ended June 30, 2005 is available, without charge and upon request, on the Fund's website at http://www.pennmutual.com and on the SEC's website at http://www.sec.gov.

BOARD APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Penn Series Funds, Inc. (the "Company") and Independence Capital Management, Inc. ("ICMI") have entered into an investment advisory agreement (the "Advisory Agreement"). Pursuant to the Advisory Agreement, ICMI (i) provides day-to-day investment management services to the Money Market Fund, Limited Maturity Bond Fund and Quality Bond Fund (collectively, the "Directly Managed Funds") and (ii) is responsible for selection and oversight of various investment sub-advisers who perform day-to-day investment management services for the Index 500 Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Large Cap Value Fund, Small Cap Value Fund, Flexibly Managed Fund, High Yield Bond Fund, International Equity Fund, Small Cap Growth Fund, REIT Fund, Strategic Value Fund, Growth Stock Fund and Large Cap Growth Fund (collectively, the "Sub-Advised Funds" and, together with the Directly Managed Funds, the "Penn Series Funds").

ICMI acts as "manager of manager" for the Sub-Advised Funds. In this capacity, ICMI has entered into and the Company's Board of Directors has approved separate sub-advisory agreements (the "Sub-Advisory Agreements" and, together with the Advisory Agreement, the "Investment Advisory Agreements") with the sub-advisers (identified below). The sub-advisers provide their services to the Sub-Advised Funds under the supervision of ICMI and the Company's Board of Directors. Sub-advisers are selected based primarily upon the research and recommendations of ICMI, which evaluates quantitatively and qualitatively each sub-adviser's skills and investment results in managing assets for specific asset classes, investment styles and strategies, as well as the sub-adviser's regulatory compliance policies and procedures. ICMI oversees the sub-advisers to ensure compliance with the Sub-Advised Funds' investment policies and guidelines, and monitors each sub-adviser's adherence to its investment style.

The Investment Company Act of 1940, as amended (the "1940 Act") requires that the initial approval of, as well as the continuation of, each Penn Series Fund's Investment Advisory Agreements be specifically approved by: (i) the vote of the Board or by a vote of the shareholders of the Fund; and (ii) the vote of a majority of the directors who are not parties to the Investment Advisory Agreements or "interested persons" (as defined under the 1940 Act) of any party to the Investment Advisory Agreements (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval. In connection with its consideration of such approvals, the Board must request and evaluate, and ICMI and the sub-advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund's fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Company's Board called and held a meeting on May 12, 2005 to consider whether to renew the Advisory Agreement between the Company and ICMI. In preparation for this meeting, the Board provided ICMI with a written request for information and received and reviewed, in advance of the May 12, 2005 meeting, extensive written materials in response to that request, including information as to the performance of the

Penn Series Funds versus benchmarks and peer universes, the level of the investment advisory fees charged to the Penn Series Funds, comparisons of such fees with the investment advisory fees incurred by comparable funds, including, in particular, funds acting as underlying investment for insurance products, the costs to ICMI of providing such services, including a profitability analysis, ICMI's compliance program, and various other matters. In addition, at the May 12, 2005 meeting, the Board considered whether to renew the Sub-Advisory Agreements between ICMI and the investment sub-advisers listed in the table below (each a "Sub-Adviser" and, collectively, the "Sub-Advisers") on behalf of the respective Sub-Advised Funds.

FUND                                         SUB-ADVISER
Flexibly Managed Fund                        T. Rowe Price Associates, Inc.
High Yield Bond Fund                         T. Rowe Price Associates, Inc.
Index 500 Fund                               Wells Capital Management Inc.
International Equity Fund                    Vontobel Asset Management Inc.
Mid Cap Growth Fund                          Turner Investment Partners, Inc.
Mid Cap Value Fund                           Neuberger Berman Management, Inc.
Strategic Value Fund                         Lord, Abbett & Co. LLC
REIT Fund                                    Heitman Real Estate Securities LLC

In response to the Board's written request for information, each of the Sub-Advisers submitted, in advance of the May 12, 2005 meeting, extensive written materials for consideration by the Board and the Independent Directors. The information provided by ICMI and the Sub-Advisers in connection with the Board meeting was in addition to the detailed information about the Penn Series Funds that the Board reviews during the course of each year, including information that relates to the funds' operations and the funds' performance. In connection with the meeting, the Board also received a memorandum from legal counsel regarding the responsibilities of the Board in connection with its consideration of whether to approve the Investment Advisory Agreements.

The written materials provided by ICMI and each Sub-Adviser addressed, among other matters, the following: (a) the quality of ICMI's and the Sub-Advisers' investment management and other services and, with respect to ICMI, its services as a "manager of manager" of the Sub-Advised Funds; (b) ICMI's and the Sub-Advisers' investment management personnel; (c) ICMI's and the Sub-Advisers' operations and financial condition; (d) ICMI's and the Sub-Advisers' brokerage practices (including best execution policies, evaluating execution quality, average commission rates on fund trades, soft dollar arrangements and affiliated and directed brokerage arrangements) and investment strategies; (e) the level of the advisory fees that ICMI and each Sub-Adviser charges a Fund, including breakpoints, compared with the fees each charges to comparable mutual funds and other types of accounts; (f) the level of ICMI's and each Sub-Adviser's estimated profitability from its fund-related operations; (g) ICMI's and the Sub-Advisers' compliance program and, if applicable, a description of the material changes made to, and material compliance violations of, the compliance program; (h) ICMI's and Sub-Advisers' reputation, expertise and resources in domestic and/or international financial markets; and (i) each Penn Series Fund's performance compared with similar mutual funds, other types of accounts and benchmark indices.

At the meeting, representatives from ICMI and the Fund's Chief Compliance Officer commented on the information delivered to the Board and answered questions from Board members to help the Board evaluate ICMI's and the Sub-Advisers' fees and other aspects of the Investment Advisory Agreements. The Directors discussed the written materials that the Board received before the meeting, and deliberated on the renewal of the Investment Advisory Agreements in light of this information.

At the May 12, 2005 meeting of the Board, the Directors, including the Independent Directors, unanimously approved the Investment Advisory Agreements and approved the selection of ICMI and the Sub-Advisers to act in their respective capacities for the Funds. The Board's approval was based on its consideration and evaluation of a variety of specific factors discussed at the meeting and at prior meetings, including:

     - the nature, extent and quality of the services provided to the Penn Series Funds under the Investment Advisory Agreements, including the resources of ICMI and the Sub-Advisers dedicated to the Penn Series Funds;

     - each Penn Series Fund's investment performance and how it compared to that of other comparable mutual funds and appropriate benchmarks/indices;

     - the fees charged to each Penn Series Fund under each Investment Advisory Agreement and how those fees compared to those of other comparable mutual funds and other types of accounts;

     - the profitability of ICMI and the Sub-Advisers with respect to each Penn Series Fund, including both direct and indirect benefits accruing to ICMI and the Sub-Advisers and their affiliates, if any; and

     - the extent to which economies of scale would be realized as the Penn Series Funds grow and whether fee levels in the Investment Advisory Agreements reflect those economies of scale for the benefit of fund investors.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board of Directors considered the nature, extent and quality of the services provided by ICMI and the Sub-Advisers to the Penn Series Funds and the resources of ICMI and the Sub-Advisers dedicated to the Funds. In this regard, the Directors evaluated, among other things, ICMI's and the Sub-Advisers' personnel, experience, track record, brokerage practices and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by ICMI and the Sub-Advisers to the Penn Series Funds and the resources of ICMI and the Sub-Advisers dedicated to the Penn Series Funds supported renewal of the Investment Advisory Agreements.

FUND PERFORMANCE. The Board of Directors considered fund performance in determining whether to renew the Investment Advisory Agreements. Specifically, the Directors considered each Penn Series Fund's recent and long-term performance relative to its peer group and appropriate indices/benchmarks, in light of total return, yield and economic and market trends.

In evaluating performance, the Directors considered both market risk and shareholder risk expectations for a given Penn Series Fund. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Penn Series Funds (both actual performance and comparable performance) supported renewal of the Investment Advisory Agreements.

ADVISORY FEES. The Directors considered the level of each Penn Series Fund's investment advisory fees in light of the services provided and in comparison to those of other comparable mutual funds and other types of accounts. The Directors also considered the effects of ICMI's, certain Sub-Adviser's and the Company's administrator's waiver of management and other fees and the Sub-Advisers' fees to prevent total fund expenses from exceeding a specified cap and that ICMI and the Sub-Advisers, through waivers, have maintained the Penn Series Funds' net operating expenses at competitive levels for their distribution channel. Following evaluation, the Board concluded that, within the context of its full deliberations, the fees charged to the Penn Series Funds are reasonable and supported renewal of the Investment Advisory Agreements.

PROFITABILITY. With regard to profitability, the Directors considered all compensation flowing to ICMI and the Sub-Advisers and their affiliates, if any, directly or indirectly. The Directors considered whether the varied levels of compensation and profitability under the Investment Advisory Agreements were reasonable and justified in light of the quality of all services rendered to the Penn Series Funds by ICMI and the Sub-Advisers and their affiliates, if any. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of ICMI and the Sub-Advisers is reasonable in relation to the quality of their respective services and supported renewal of the Investment Advisory Agreements.

ECONOMIES OF SCALE. The Directors considered the existence of any economies of scale and whether those were passed along to a Penn Series Fund's shareholders through a graduated investment advisory fee schedule (such as breakpoints) or other means, including any fee waivers by ICMI and its affiliates or the Sub-Advisers. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the Penn Series Funds and their shareholders obtain a reasonable benefit from any economies of scale being realized by ICMI and the Sub-Advisers.

Based on the Directors' deliberation and their evaluation of the information described above, the Board, including all of the Independent Directors, unanimously approved the continuation of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Directors did not identify any particular information that was all-important or controlling.

Item 2. CODE OF ETHICS

Not applicable

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board of Directors has determined that Mr. Donald Wright qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Wright is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

Item 6. SCHEDULE OF INVESTMENTS

The schedule is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable

Item 11. CONTROLS AND PROCEDURES

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS

(a)    Certifications pursuant to Rule 30a-2(a) under the Investment Company Act

(b)    Certifications pursuant to Rule 30a-2(b) under the Investment Company Act

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Penn Series Funds, Inc.

/s/ Peter M. Sherman

By:    Peter M. Sherman
       President
Date:  September 8, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Peter M. Sherman

By:    Peter M. Sherman
       President
Date:  September 8, 2005

/s/ Jill Bukata

By:    Jill Bukata
       Controller
Date:  September 8, 2005